           As filed with the Securities and Exchange Commission on April 2, 2013

                                            1933 Act Registration No. 333-175888

                                             1940 Act Registration No. 811-05721

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 6 /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             AMENDMENT NO. 331 /X/

                  Lincoln National Variable Annuity Account H
                           (Exact Name of Registrant)

                        American Legacy (Reg. TM) Fusion

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Adam C. Ciongoli, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/ / on __________, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485

/x/ on May 1, 2013, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

American Legacy (Reg. TM) Fusion
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth
IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your Beneficiary a Death Benefit. In the alternative, you generally may choose to receive a Death Benefit upon the death of the Annuitant.

The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. You should refer to your contract for these state-specific features. Please check with your registered representative regarding their availability.

The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.


We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.


All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract's variable options. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.


The available funds are listed below:


American Funds Insurance Series (Reg. TM) (Class 2):
     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund
     American Funds Cash Management Fund
     American Funds Global Balanced FundSM
     American Funds Global Bond Fund
     American Funds Global Discovery Fund*
     American Funds Global Growth Fund
     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds International Growth and Income FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
     American Funds U.S. Government/AAA-Rated Securities Fund

American Funds Insurance Series (Reg. TM) (Class P2):
     American Funds Protected Asset Allocation FundSM

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP American Balanced Allocation Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP American Preservation Fund
     LVIP Protected American Balanced Allocation Fund
     LVIP Protected American Growth Allocation Fund
*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.




This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.


Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2013

Table of Contents




Item                                                          Page
Special Terms                                                  4
Expense Tables                                                 7
Summary of Common Questions                                   11
The Lincoln National Life Insurance Company                   14
Variable Annuity Account (VAA)                                15
Investments of the Variable Annuity Account                   15
Charges and Other Deductions                                  18
 Premium Based Charge                                         19
The Contracts                                                 28
 Purchase Payments                                            28
 Transfers On or Before the Annuity Commencement Date         30
 Surrenders and Withdrawals                                   32
 Death Benefit                                                33
 Investment Requirements                                      37
 Living Benefit Riders                                        39
 Lincoln Lifetime IncomeSM Advantage 2.0                      39
 Lincoln SmartSecurity (Reg. TM) Advantage                    50
 i4LIFE (Reg. TM) Advantage                                   55
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    59
 Annuity Payouts                                              65
 Fixed Side of the Contract                                   72
Distribution of the Contracts                                 75
Federal Tax Matters                                           76
Additional Information                                        81
 Voting Rights                                                81
 Return Privilege                                             82
 Other Information                                            82
 Legal Proceedings                                            82
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account H               83
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:


5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Income Base, minus Purchase Payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.

Account or Variable Annuity Account (VAA)-The segregated investment account, Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE (Reg. TM) Advantage is effective (or initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation Unit-A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.


Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.


Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a Death Benefit may be paid.

Annuity Commencement Date-The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE (Reg. TM) Advantage).

Annuity Payout-A regularly Scheduled Payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity Unit-A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.


Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage 2.0, the Income Base will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.


Beneficiary-The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.

Contract Value (may be referred to as Account Value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a contract plus the value of the fixed side of the contract, if any.

Contract Year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.


Death Benefit-Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies or, if selected, to the Contractowner if the Annuitant dies. See The Contracts - Death Benefit for a description of the various Death Benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs.


Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln SmartSecurity (Reg. TM) Advantage.


Guaranteed Amount Annuity Payout Option-A fixed Annuity Payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under Lincoln Lifetime IncomeSM Advantage 2.0 in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain Contractowners.


Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).


Guaranteed Period-The length of the period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An Annuity Payout option which combines periodic variable Regular Income Payments for life and a Death Benefit with the ability to make withdrawals during a defined period, the Access Period.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount.


Interest Adjustment-An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.

Investment Requirements-Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.


Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.


Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds- An optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln SmartIncomeSM Inflation-A fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.


Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals for life, regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln SmartSecurity (Reg. TM) Advantage.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The Valuation Date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Premium Based Charge-An annual charge that applies to all Purchase Payments to your contract and is payable each year for seven years, deducted quarterly.

Premium Based Charge Period-The period of time in which the Premium Based Charge will be deducted. For each Purchase Payment, the Premium Based Charge will be deducted quarterly for a total of seven years after the date that the Purchase Payment is received by us.

Premium Based Charge Free Amount-An amount you may withdraw from your contract in which we will not deduct a portion of the remaining Premium Based Charge from your contract value.


Purchase Payments-Amounts paid into the contract.


Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.


Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.


Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.


Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, Annuity Payouts for the life of the Annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the Contractowner upon whose life the Annuity Payouts will also be contingent.

Selling Group Individuals-A Contractowner who meets the following criterion at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us).

Subaccount-The portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.


Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.


Valuation Date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation Period-The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation
Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.


The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.



                       CONTRACTOWNER TRANSACTION EXPENSES




Accumulation Phase:
  Premium Based Charge (as a percentage of Purchase Payments):1,2.........................    4.90%
  Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):3.........    1.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging and Regular Income Payments under i4LIFE
(Reg. TM) Advantage). See Fixed
Side of the Contract.





Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):4.............................................................................    7.00%



1 The Premium Based Charge is payable for seven years and is deducted quarterly
  (0.1750%). We will deduct this charge beginning on the first quarterly contract anniversary after the Purchase Payment is received by us, continuing for a total of 28 quarterly contract anniversaries. The charge reflected is the maximum charge rate. The Premium Based Charge rate may decrease as total Purchase Payments increase. See Charges and Other Deductions - Premium Based Charge for further information.

2 If you surrender the contract, the total remaining Premium Based Charge (if any) will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal. See Charges and Other Deductions - Premium Based Charged for further information.


3 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

4 The Unscheduled Payment charge percentage is reduced over time.



The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.

 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0.

                                    TABLE A



Annual Account Fee:1......................................................................     $    50
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.70%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.80%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        0.75%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        0.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.00%

  Administrative Charge....................    0.10%
  Total Separate Account Expenses..........    1.10%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge........    1.20%
  Administrative Charge....................    0.10%
  Total Separate Account Expenses..........    1.30%





                                               Single      Joint
Optional Living Benefit Rider Charges:3         Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5
  Guaranteed Maximum Charge................     2.00%      2.00%
  Current Charge...........................     1.05%      1.25%
Lincoln SmartSecurity (Reg. TM) Advantage:6
  Guaranteed Maximum Charge................     1.50%      1.50%
  Current Charge...........................     0.85%      1.00%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.


2 The mortality and expense risk charge and administrative charge together are 0.80% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.


4 As an annualized percentage of the Income Base (initial Purchase Payment or
  Contract Value at the time of election), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the Contract Value on a quarterly basis.


5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


6 As an annualized percentage of the Guaranteed Amount (initial Purchase
  Payment or Contract value at the time of election), as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity (Reg. TM) Advantage riders purchased prior to December 3, 2012, the current annual percentage charge will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage rider will no longer be available for purchase. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.




                                    TABLE B



Annual Account Fee:1......................................................     $    50
i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.20%
  Guarantee of Principal Death Benefit....................................        1.25%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.50%






                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.20%      3.20%
  Current Charge.........................................................     1.85%      2.05%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     3.25%      3.25%
  Current Charge.........................................................     1.90%      2.10%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     3.50%      3.50%
  Current Charge.........................................................     2.15%      2.35%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.20% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.20%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).



                                    TABLE C



Annual Account Fee:1......................................................................                 $    50
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0:..................................................     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the
  Subaccounts):
  Account Value Death Benefit.............................................................     0.80%          0.80%
  Guarantee of Principal Death Benefit....................................................     0.85%          0.85%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.10%          1.10%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%
  Current Charge..........................................................................     1.05%          1.25%




1 The account fee will be waived if your Contract Value is $50,000 or more at the end of any particular Contract Year. This account fee may be less in some states and will be waived after the fifteenth Contract Year. The account fee will also be deducted upon full surrender of the contract if the Contract Value is less than $50,000.

2 As an annualized percentage of the greater of the Income Base (the Lincoln
  Lifetime IncomeSM Advantage 2.0 Income Base) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2012. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                                             Minimum   Maximum
                                                                            --------- --------
      Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service
       (12b-1) fees, and other expenses)...................................  0.54%     1.18%
      Total Annual Fund Operating Expenses (after contractual waivers/
       reimbursements*)....................................................  0.54%     1.09%



* Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2014.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2012:



(as a percentage of each fund's average net assets):


                                                                            Other
                                       Management         12b-1 Fees        Expenses
                                       Fees (before       (before any       (before any
                                       any waivers/       waivers/          waivers/
                                       reimburse-         reimburse-        reimburse-
                                       ments)         +   ments)        +   ments)        +
American Funds Asset Allocation Fund       0.29%             0.25%             0.02%



                                                                                  Total
                                                      Total         Total         Expenses
                                                      Expenses      Contractual   (after
                                       Acquired       (before any   waivers/      Contractual
                                       Fund           waivers/      reimburse-    waivers/
                                       Fees and       reimburse-    ments         reimburse-
                                       Expenses   =   ments)        (if any)      ments)
American Funds Asset Allocation Fund     0.00%           0.56%           0.00%         0.56%

                                                                                                 Other
                                                            Management         12b-1 Fees        Expenses
                                                            Fees (before       (before any       (before any
                                                            any waivers/       waivers/          waivers/
                                                            reimburse-         reimburse-        reimburse-
                                                            ments)         +   ments)        +   ments)        +
American Funds Blue Chip Income and Growth Fund                 0.41%             0.25%             0.02%
American Funds Bond Fund                                        0.37%             0.25%             0.02%
American Funds Cash Management Fund                             0.32%             0.25%             0.02%
American Funds Global Balanced FundSM                           0.66%             0.25%             0.06%
American Funds Global Bond Fund                                 0.53%             0.25%             0.03%
American Funds Global Discovery Fund                            0.58%             0.25%             0.04%
American Funds Global Growth and Income Fund                    0.60%             0.25%             0.02%
American Funds Global Growth Fund                               0.53%             0.25%             0.03%
American Funds Global Small Capitalization Fund                 0.71%             0.25%             0.04%
American Funds Growth Fund                                      0.33%             0.25%             0.02%
American Funds Growth-Income Fund                               0.27%             0.25%             0.02%
American Funds High-Income Bond Fund                            0.46%             0.25%             0.02%
American Funds International Fund                               0.50%             0.25%             0.04%
American Funds International Growth and Income FundSM           0.69%             0.25%             0.05%
American Funds Mortgage FundSM                                  0.42%             0.25%             0.03%
American Funds New World Fund (Reg. TM)                         0.74%             0.25%             0.05%
American Funds Protected Asset Allocation FundSM(1)             0.25%             0.25%             0.33%
American Funds U. S. Government/AAA-Rated Securities Fund       0.33%             0.25%             0.01%
LVIP American Balanced Allocation Fund(2)                       0.25%             0.35%             0.03%
LVIP American Growth Allocation Fund(2)                         0.25%             0.35%             0.04%
LVIP American Income Allocation Fund(2)                         0.25%             0.35%             0.06%
LVIP American Preservation Fund(3)                              0.25%             0.35%             0.22%
LVIP Protected American Balanced Allocation Fund                0.25%             0.35%             0.05%
LVIP Protected American Growth Allocation Fund                  0.25%             0.35%             0.04%



                                                                                                       Total
                                                                           Total         Total         Expenses
                                                                           Expenses      Contractual   (after
                                                            Acquired       (before any   waivers/      Contractual
                                                            Fund           waivers/      reimburse-    waivers/
                                                            Fees and       reimburse-    ments         reimburse-
                                                            Expenses   =   ments)        (if any)      ments)
American Funds Blue Chip Income and Growth Fund               0.00%           0.68%           0.00%         0.68%
American Funds Bond Fund                                      0.00%           0.64%           0.00%         0.64%
American Funds Cash Management Fund                           0.00%           0.59%           0.00%         0.59%
American Funds Global Balanced FundSM                         0.00%           0.97%           0.00%         0.97%
American Funds Global Bond Fund                               0.00%           0.81%           0.00%         0.81%
American Funds Global Discovery Fund                          0.00%           0.87%           0.00%         0.87%
American Funds Global Growth and Income Fund                  0.00%           0.87%           0.00%         0.87%
American Funds Global Growth Fund                             0.00%           0.81%           0.00%         0.81%
American Funds Global Small Capitalization Fund               0.00%           1.00%           0.00%         1.00%
American Funds Growth Fund                                    0.00%           0.60%           0.00%         0.60%
American Funds Growth-Income Fund                             0.00%           0.54%           0.00%         0.54%
American Funds High-Income Bond Fund                          0.00%           0.73%           0.00%         0.73%
American Funds International Fund                             0.00%           0.79%           0.00%         0.79%
American Funds International Growth and Income FundSM         0.00%           0.99%           0.00%         0.99%
American Funds Mortgage FundSM                                0.00%           0.70%           0.00%         0.70%
American Funds New World Fund (Reg. TM)                       0.00%           1.04%           0.00%         1.04%
American Funds Protected Asset Allocation FundSM(1)           0.30%           1.13%          -0.10%         1.03%
American Funds U. S. Government/AAA-Rated Securities Fund     0.00%           0.59%           0.00%         0.59%
LVIP American Balanced Allocation Fund(2)                     0.43%           1.06%          -0.05%         1.01%
LVIP American Growth Allocation Fund(2)                       0.45%           1.09%          -0.05%         1.04%
LVIP American Income Allocation Fund(2)                       0.41%           1.07%          -0.05%         1.02%
LVIP American Preservation Fund(3)                            0.36%           1.18%          -0.22%         0.96%
LVIP Protected American Balanced Allocation Fund              0.42%           1.07%           0.00%         1.07%
LVIP Protected American Growth Allocation Fund                0.45%           1.09%           0.00%         1.09%



(1) The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund's assets. In addition, the investment adviser is currently reimbursing a portion of the other expenses so that they will not exceed 0.28%. This waiver and reimbursement will be in effect through at least May 1, 2014.

(2) The Total Annual Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.

(3) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.60% of average daily net assets of the fund. The agreement will continue at least through April 30, 2014.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES


The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (version 4) at guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,067       $1,915       $2,853       $5,172


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $547      $1,635       $2,713       $5,172



The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year       3 years      5 years      10 years
-----------    ---------    ---------    ---------
   $1,048       $1,893       $2,876       $5,519


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year      3 years      5 years      10 years
--------    ---------    ---------    ---------
   $528      $1,613       $2,736       $5,519



For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.




Summary of Common Questions

What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. See The Contracts. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.

What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Investment Requirements? If you elect a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you will have more restrictive Investment Requirements. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton

Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity
Account-Investment Adviser.


How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE (Reg. TM) Advantage is elected. See Charges and Other Deductions.

Each Purchase Payment will be subject to a Premium Based Charge that will be deducted quarterly for seven years after the Purchase Payment is received by us. If you surrender the contract, the total remaining Premium Based Charge will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal.

If you withdraw Purchase Payments, you pay a surrender charge from 0% to 1.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.


See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.


Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.


For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.


What Purchase Payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant under a Living Benefit rider. In addition, if you elect a Living Benefit rider, you may be subject to additional restrictions in terms of your ability to make Purchase Payments. For more information about these restrictions and limitations, please see The Contracts
- Purchase Payments section in this prospectus.

How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, you may choose to receive a Death Benefit on the death of the Annuitant. See The Contracts - Death Benefit.

May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to the Subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0) or a minimum Annuity Payout (i4LIFE (Reg. TM) Advantage). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in that year) or Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in that year), Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial Purchase Payment (or Contract Value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. Beginning on May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage rider will no longer be available for purchase.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the Account Value at the time you elect i4LIFE (Reg.
TM) Advantage with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg.
TM) Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher initial Guaranteed Income Benefit percentage if you adhere to more restrictive Investment Requirements. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed Annuity Payout option that provides periodic Annuity Payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a Death Benefit and access to a Reserve Value from which Unscheduled Payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.




Investment Results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the Subaccounts is based on past performance and does not indicate or represent future performance.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.

The general account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.


Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)

On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.




Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.




Investments of the Variable Annuity Account

You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.



Investment Adviser

The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds


Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.


Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and Death Benefit and/or rider purchases (if any) are appropriate for you.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



American Funds Insurance Series (Reg. TM), advised by Capital Research and
    Management Company

  o Asset Allocation Fund: High total return (including income and capital gains) consistent with preservation of capital over the long term.

  o Blue Chip Income and Growth Fund: To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

  o Bond Fund: To provide as high a level of current income as is consistent with the preservation of capital.

  o Cash Management Fund: To provide the investors with a way to earn income on your cash reserves while preserving capital and maintaining liquidity.

  o Global Balanced FundSM: The balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.


  o Global Bond Fund: To provide, over the long term, with a high level of total return consistent with prudent investment management.

  o Global Discovery Fund: Long-term growth of capital; current income is a secondary consideration.
     (This fund will be merged into the American Funds Global Growth Fund on or about May 17, 2013)

  o Global Growth and Income Fund: Long-term growth of capital while providing current income.

  o Global Growth Fund: Long-term growth of capital.

  o Global Small Capitalization Fund: Long-term capital growth.

  o Growth Fund: Capital growth.

  o Growth-Income Fund: Long-term growth of capital and income.

  o High-Income Bond Fund: To provide investors with a high level of current income; capital appreciation is the secondary consideration.

  o International Fund: Long-term growth of capital.

  o International Growth and Income Fund: Long-term growth of capital while providing current income.

  o Mortgage FundSM: To provide current income and preservation of capital.

  o New World Fund (Reg. TM): Long-term capital appreciation.

  o Protected Asset Allocation FundSM: To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

  o U.S. Government/AAA Rated Securities Fund: To provide a high level of current income consistent with preservation of capital.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP American Balanced Allocation Fund: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.

  o LVIP American Growth Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.

  o LVIP American Income Allocation Fund: A high level of current income with some consideration given to growth of capital; a fund of funds.

  o LVIP American Preservation Fund: Current income, consistent with the preservation of capital; a fund of funds.

  o LVIP Protected American Balanced Allocation Fund: A balance between a high level of current income and growth of capital; a fund of funds.

  o LVIP Protected American Growth Allocation Fund: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.



Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.


When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.


The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions


All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.



Addition, Deletion or Substitution of Investments


We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.

Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.


We also may:

 o remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.


We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.




Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);

 o maintaining records;

 o administering Annuity Payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and

 o furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
 o the risk that Annuitants receiving Annuity Payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will exceed the Contract Value;
 o the risk that Death Benefits paid will exceed the actual Contract Value;

 o the risk that more owners than expected will qualify for waivers of the surrender charge; or for waivers of the Premium Based Charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the Premium Based Charge or surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA



For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:





                                    With Estate       Enhanced Guaranteed     Guarantee of
                                    Enhancement          Minimum Death      Principal Death   Account Value
                                Benefit Rider (EEB)     Benefit (EGMDB)         Benefit       Death Benefit
                               --------------------- --------------------- ----------------- --------------
      Mortality and expense risk
  charge......................        1.20%                 1.00%               0.75%            0.70%
      Administrative charge...        0.10%                 0.10%               0.10%            0.10%
                                       ----                  ----                ----             ----
      Total annual charge for
  each Subaccount.............        1.30%                 1.10%               0.85%            0.80%


Premium Based Charge


We will deduct a charge based upon a percentage of your Purchase Payments. This is called a Premium Based Charge. The Premium Based Charge is paid to us to compensate us for the expenses we incur for contract distribution when Contractowners surrender or withdraw before distribution costs have been recovered. Each Purchase Payment is subject to its own Premium Based Charge that will be deducted quarterly for seven years after the Purchase Payment is received by us (referred to as the Premium Based Charge Period). The Premium Based Charge rate for new Purchase Payments decreases as the total amount of Purchase Payments increase. The charge for each Purchase Payment is determined by multiplying the Purchase Payment by the applicable Premium Based Charge rate, shown in the table below.



                                 Premium Based          Total Premium
Total Purchase Payment      Charge Rate Per Quarter   Based Charge Rate
-------------------------- ------------------------- ------------------
Less than $50,000 .                0.1750%                 4.90%
50,000 - < 100,000........         0.1600%                 4.48%
100,000 - < 250,000.......         0.1250%                 3.50%
250,000 - < 500,000.......         0.0875%                 2.45%
500,000 - < 1,000,000.....         0.0625%                 1.75%
1,000,000 +...............         0.0375%                 1.05%


For example, if you make an initial Purchase Payment of $25,000, on the quarterly anniversary, the Premium Based Charge rate will be based on a total Purchase Payment amount of $25,000 (0.1750%). For each new Purchase Payment allocated to the contract, the Premium Based Charge rate is based on the sum of all Purchase Payments previously received, including the newest Purchase Payment. For example, assuming your initial Purchase Payment of $25,000, you make a subsequent Purchase Payment of $25,000; the quarterly Premium Based Charge rate for the subsequent Purchase Payment will be based on your total Purchase Payments of $50,000 (0.16%). A Premium Based Charge rate for any Purchase Payment will not be reduced by new Purchase Payments.

The Premium Based Charge is deducted from the Subaccounts and the fixed account (if allowed by your state) in which there is Contract Value on the date the Premium Based Charge is due. The following example shows how the Premium Based Charge is applied to Purchase Payments:

1/1/2013 Initial Purchase Payment made....................................................  $  25,000
3/31/2013 Premium Based Charge percentage on the quarterly anniversary....................     0.1750%
3/31/2013 Premium Based Charge amount on the quarterly anniversary........................  $   43.75
Total Premium Based Charge due on the $25,000 Purchase Payment (deducted over 28            $   1,225
  quarters) .
6/30/2013 Premium Based Charge amount on the quarterly anniversary........................  $   43.75
7/1/2013 Second Purchase Payment made.....................................................  $  50,000
9/30/2013 Premium Based Charge percentage for second Purchase Payment on the quarterly         0.1600%
  anniversary  .
9/30/2013Premium Based Charge amount for the second Purchase Payment on the quarterly       $   80.00
  anniversary  .
Total Premium Based Charge due on the $50,000 Purchase Payment (deducted over 28            $   2,240
  quarters) .
9/30/2013 Total Premium Based Charge on the third quarterly anniversary (first Purchase
Payment: $43.75; second
 Purchase Payment: $80.00) .                                                                $  123.75



We will also deduct the Premium Based Charge on surrenders and withdrawals for Purchase Payments that remain within the Premium Based Charge Period. If you surrender the contract, total remaining Premium Based Charge (if any) will be deducted from your surrender value. If you make a withdrawal above the Premium Based Charge Free Amount, a portion of the total remaining Premium Based Charge will be deducted from your Contract Value at the time of the withdrawal. Withdrawals equal to or below the Premium Based Charge Free Amount will not be subject to this deduction. Withdrawals and surrenders may also be subject to a surrender charge (see Charges and Other Deductions - Surrender Charge). The total surrender charge and Premium Based Charge may not exceed 9% of your total Purchase Payments.

Prior to the seventh contract anniversary, the Premium Based Charge Free Amount equals 10% of the greater of the total Purchase Payments or the current Contract Value. After the seventh contract anniversary, the Premium Based Charge Free Amount equals the greatest of (i) 10% of total Purchase Payments,
(ii) 10% of current Contract Value, or (iii) the sum of all Purchase Payments outside of the Premium Based Charge Period (reduced by withdrawals on a first in-first out basis), plus investment gains.


For withdrawals in excess of the Premium Based Charge Free Amount:

Prior to the seventh contract anniversary, the portion of the total remaining Premium Based Charge deducted upon a withdrawal is calculated by:

a) dividing the amount of the withdrawal above the Premium Based Charge Free Amount by:


b) an amount equal to the total Purchase Payments minus the total amount of all prior withdrawals taken above the Premium Based Charge Free Amount;

c) then multiplied by the remaining Premium Based Charge for all Purchase Payments.


On or after the seventh contract anniversary, the portion of the total remaining Premium Based Charge deducted upon a withdrawal is calculated by:

a) dividing the amount of the withdrawal above the Premium Based Charge Free Amount by:


b) the total amount of all Purchase Payments subject to a Premium Based Charge;

c) then multiplied by the remaining Premium Based Charge for all Purchase Payments.


Since a portion of the total remaining Premium Based Charge amount due will be deducted early (due to the withdrawal above the Premium Based Charge Free Amount), this will reduce the dollar amount of the Premium Based Charge that is assessed quarterly going forward for the remainder of the Premium Based Charge period.

The following example shows how we calculate the portion of the total remaining Premium Based Charge upon a withdrawal. Continuing from the following example:

7/1/2014 Total Purchase Payments..........................................................  $  75,000
7/1/2014 Current Account Value............................................................  $  80,000
7/1/2014 Withdrawal.......................................................................  $  20,000
7/1/2014 Premium Based Charge Free Amount (10% of greater of total Purchase Payments
($75,000) and Contract
 Value ($80,000) .                                                                          $   8,000
7/1/2014 Amount of withdrawal above Premium Based Charge Free Amount ($20,000-$8,000) .     $  12,000
7/1/2014 Total uncollected Premium Based Charge...........................................  $2,882.50
($1,225 Premium Based Charge for initial Purchase Payment (less six quarterly Premium
Based Charge deductions of
 $43.75 ($262.50)) + $2,240.00 Premium Based Charge for the second Purchase Payment (less four quarterly
 Premium Based Charge deductions of $80.00 ($320.00)) .
7/1/2014 Portion of Premium Based Charge Deduction attributable to withdrawal.............  $  461.20
(Amount of withdrawal above Premium Based Charge Free Amount, divided by an amount equal to the sum of Purchase
 Payments within Premium Based Charge period minus the total of all prior withdrawals above Premium Based Charge
 Free Amount, then multiplied by the total uncollected Premium Based Charge ($12,000 /
  $75,000) * $2,882.50 .



After the deduction of $461.20 from the Contract Value, the remaining quarterly Premium Based Charge deduction for each Purchase Payment will be reduced as follows:






7/1/2014 Recalculated Premium Based Charge Amount for first Purchase Payment (deducted      $36.75
  for 22 more quarters)  .
Current quarterly Premium Based Amount multiplied by an amount equal to 1 - the amount of the withdrawal above
 Premium Based Charge Free Amount divided by the sum of Purchase Payments within Premium
Based Charge period,
 minus the total of all prior withdrawals above the Premium Based Charge Free Amount
  [$43.75 (1 - $12,000/$75,000)]  .
7/1/2014 Recalculated Premium Based Charge Amount for second Purchase Payment
 (deducted for 24 more quarters)..........................................................  $67.20



Continuing from the previous example, the next example illustrates the Premium Based Charge due if the contract is surrendered on 9/30/2014.






9/30/2014 Current Contract Value..........................................................  $   62,000
9/30/2014 Total uncollected Premium Based Charge due......................................  $ 2,421.30
$808.50 ($36.75 * 22 quarters) Premium Based Charge Amount due for the first Purchase
Payment, plus $1,612.80
 ($67.20 * 24 quarters) Premium Based Charge Amount due for the second Purchase Payment) .
9/30/2014 Surrender value ($62,000 - $2,421.30) .                                           $59,578.70


The deduction of the Premium Based Charge associated with a withdrawal above the Premium Based Charge Free Amount does not apply to:
 o Withdrawals equal to or below the Premium Based Charge Free Amount;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the i4LIFE (Reg. TM) Guaranteed Income Benefit;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0;

 o Any portion of the Contract Value that is annuitized.
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the original Contractowner as defined in
   Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the original Contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the original Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal as a result of the death of the owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant, unless a surviving spouse assumes ownership.


The Premium Based Charge does not apply:

 o Beyond the 28th quarterly contract anniversary of any Purchase Payment;
 o On or after the Annuity Commencement Date; or
 o To a surrender or withdrawal as a result of the death of the owner or Annuitant (unless the surviving spouse assumes ownership of the contract as a result of the death of the original owner);
 o To contracts issued to Selling Group Individuals.

If you intend to make additional Purchase Payments within 90 days from the date you purchase the contract, you might be able to lower the Premium Based Charge you pay by indicating at the time of application, the total amount of Purchase Payments you intend to make in the 90 days from the date you purchase your contract. On the date you purchase your contract, we will determine your Premium Based Charge rate based on the total amount you plan to invest over the following 90 days (rather than on the amount of the actual Purchase Payment), if that Premium Based Charge is less than the Premium Based Charge based on your initial Purchase Payment. For example, if your initial Purchase Payment is $90,000, and you have indicated your intent to invest an additional $10,000 during the next 90 days (for total Purchase Payments equal to $100,000), the Premium Based Charge will be calculated based on the assumed $100,000 investment (which qualifies for a quarterly Premium Based Charge of 0.1250%) instead of your actual initial Purchase Payment of $90,000 (which qualifies for a quarterly Premium Based Charge of 0.1600%) and a quarterly charge of 0.1250% for the $10,000 Purchase Payment. If you do not make the amount of Purchase Payments stated at the time of application during the 90 day period, we will recalculate the Premium Based Charge based on the actual amount of Purchase Payments we received in the 90 day period. We reserve the right to discontinue this option at any time after providing notice to you.



Surrender Charge


A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment.





                                                                       Number of
                                                                       years since
                                                                        Purchase
                                                                       Payment was
                                                                        invested
                                                                       ----------
                                                                         0     1
                                                                       ----- ----
      Surrender charge as a percentage of the surrendered or withdrawn
       Purchase Payments.............................................. 1 %   0 %


A surrender charge does not apply to:

 o A surrender or withdrawal of a Purchase Payment beyond the first year after the Purchase Payment was invested;
 o Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to 10% of the greater of total Purchase Payments or the current Contract Value. The free amount does not apply upon surrender of the contract;
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any Purchase Payments as a result of admittance of the original Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
 o Purchase Payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage including any payments to provide the i4LIFE (Reg. TM) Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
 o A surrender of a contract or withdrawal of Contract Value from contracts issued to Selling Group Individuals;
 o A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the original Contractowner as defined in
   Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness of the original Contractowner that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage, or the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;


For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from Purchase Payments on a "first in-first out (FIFO)" basis.

2. Prior to the first anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) until exhausted; then

  o from earnings until exhausted.


3. On or after the first anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
  o from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

  o from earnings until exhausted.


We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.

If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.



Account Fee


During the accumulation period, we will deduct an account fee of $50 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this $50 account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary. There is no account fee on contracts issued to Selling Group Individuals.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.


The charge is applied to the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less Purchase Payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the

Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.


The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.


The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.


If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:


1) 0.85% of the Guaranteed Amount (0.2125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or

2) 1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual percentage charge will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. Beginning on May 20, 2013, this rider will no longer be available for purchase.

The charge is applied to the Guaranteed Amount (initial Purchase Payment, if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.


Under Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.


If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.



i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage becomes effective (or your initial Purchase Payment if i4LIFE (Reg.
TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).


The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.20% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.25% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 1.50% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all Death Benefit options is 1.20%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg. TM) Advantage. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next Valuation Date after we receive a completed election form in Good Order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.85% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 1.90% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.05% for the i4LIFE (Reg. TM) Advantage Account Value Death Benefit; 2.10% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).


The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% of the Account Value. If we automatically administer the step-up for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 .. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 , the charges for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 for a description of the Income Base. The total annual Subaccount charges of 1.10% for the EGMDB, 0.85% for the Guarantee of Principal Death Benefit and 0.80% for the Account Value Death Benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 .


The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, Contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the Contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.






1/1/13 Initial i4LIFE (Reg. TM) Advantage Account Value...................................  $ 100,000
1/1/13 Income Base as of the last Valuation Date under Lincoln Lifetime IncomeSM            $ 125,000
  Advantage 2.0  .
1/1/13 Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income
Benefit (version 4) ($125,000 * 1.05%
 current charge for Lincoln Lifetime IncomeSM Advantage 2.0) (charge is assessed against the Income Base since it is
 larger than the Account Value)...........................................................  $1,312.50
1/2/13 Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of how the Regular Income Payment
 is calculated is shown in the SAI).......................................................  $   5,066
1/2/13 Initial Guaranteed Income Benefit (4% * $125,000 Income Base) .                      $   5,000


The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.





1/2/14 Recalculated Regular Income Payment (due to market gain in Account Value).........  $   6,900
1/2/14 New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)...............  $   5,175
1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
(version 4) ($1,312.50 * ($5,175/$5,000))
 Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income   $1,358.44
  Benefit]  .


If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:




1/2/14 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit          $1,358.44
  (version 4)  .
1/2/15 Recalculated Regular Income Payment (due to Account Value increase)................  $   7,400
1/2/15 New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment) .                $   5,550
Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from 1.05% to 1.15%.
1/2/15 Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit
($1,358.44 * ($5,550/$5,175) *
 (1.15%/1.05%))...........................................................................  $1,595.63


The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge will cease.



Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.


The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 0.80% of the value in the VAA will be assessed on all variable Annuity Payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.



There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



                                 Rider Year
                   --------------------------------------
                     1    2    3    4    5    6    7   8
                   ---- ---- ---- ---- ---- ---- ---- ---
  Charge.......... 7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.



Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.



Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

The Contracts

Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.

When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.



Who Can Invest


To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

Since you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum for Selling Group Individuals is $1,500. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.

Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all contracts issued by the Company (or its affiliates) in which you are a Contractowner, joint owner, or Annuitant under a Living Benefit rider. If you elect a Living Benefit rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase

Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit Purchase Payments made to the contract.

If you elect a Living Benefit rider (other than i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit ), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please see your contract or contact your registered representative for more information. If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, no additional Purchase Payments can be made. This means that you will be limited in your ability to build your Contract Value and/or increase the amount of any guaranteed benefit under a Living Benefit rider by making additional Purchase Payments to the contract.

You should carefully consider these limitations, and any other limitations of the contract, and how they may impact your long-term investment plans, especially if you intend to build Contract Value by making additional Purchase Payments over a long period of time. See the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit rider.



Valuation Date


Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.



Allocation of Purchase Payments


Purchase Payments allocated to the variable account are placed into the VAA's Subaccounts, according to your instructions. You may also allocate Purchase Payments in the fixed account, if available.

The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000,, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to 4:00 p.m., New York time, we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order at or after 4:00 p.m., New York time, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer at or after 4:00 p.m., New York time, then we will use the Accumulation Unit value computed on the next Valuation Date.

The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:

1. The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

2. The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.



Transfers On or Before the Annuity Commencement Date


After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.

Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg.
TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.

A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the end of the Valuation Date (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the Contract Value from a fixed account to the variable Subaccount(s) subject to the following restrictions:

 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.


Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.



Telephone and Electronic Transactions

A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Market Timing


Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a Contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan Participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.


These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership


The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the Annuitant(s) will be the owner. The owner may name a joint owner.

As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefit or Living Benefits in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.



Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant


The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant [unless you are a tax-exempt entity, then you can name two joint Annuitants]. You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us of the change, however we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or Living Benefits. See The Contracts - Death Benefit. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.



Surrenders and Withdrawals


Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.



Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the variable Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable Premium Based Charge deductions, surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.


Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously.


Death Benefit


The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:    AND...
Contractowner     There is a surviving joint owner
 Contractowner     There is no surviving joint owner
Contractowner     There is no surviving joint owner
                  and the Beneficiary predeceases the
                  Contractowner
 Annuitant         The Contractowner is living
Annuitant         The Contractowner is living
 Annuitant**       The Contractowner is a trust or
                  other non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
Contractowner     The Annuitant is living or deceased    joint owner
 Contractowner     The Annuitant is living or deceased    designated Beneficiary
Contractowner     The Annuitant is living or deceased    Contractowner's estate
 Annuitant         There is no contingent Annuitant       The youngest Contractowner
                                                         becomes the contingent Annuitant
                                                         and the contract continues. The
                                                         Contractowner may waive* this
                                                         continuation and receive the Death
                                                         Benefit proceeds.
Annuitant         The contingent Annuitant is living     contingent Annuitant becomes the
                                                         Annuitant and the contract continues
 Annuitant**       No contingent Annuitant allowed        designated Beneficiary
                  with non-natural Contractowner




* Notification from the Contractowner to select the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.



** Death of Annuitant is treated like death of the Contractowner.


If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit the greater the protection.

You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.

Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.

If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.

Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a Death Benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
 o the current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.


The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.


Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0); or
 o the highest Contract Value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom the death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (Premium Based Charges and surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
 o The current Contract Value as of the Valuation Date we approve the payment of the claim; or
 o The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0); or
 o The highest Contract Value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value; or
 o The current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:

  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.


In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (Premium Based Charges and surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.


Contract earnings equal:

 o the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus

 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where


(i) is the Contract Value immediately prior to the withdrawal; and

(ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.


The covered earnings limit equals 200% of:

 o the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
 o each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where


(i) is the Contract Value immediately prior to the withdrawal; and

(ii) is the amount of Purchase Payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your investment representative regarding availability of this rider. The EEB rider can only be elected at the time the contract is purchased.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.



General Death Benefit Information


Only one of these Death Benefits may be in effect at any one time. This benefit terminates if you elect i4LIFE (Reg. TM) Advantage (which provides a Death Benefit) or if you elect an annuitization option.

If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity. Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the date the surviving spouse elects to continue will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMDB charge.

The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:


1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
 o If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
 o If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary's life expectancy.

Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the Death Benefit has elected a lump sum settlement and the Death Benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (except i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit), you will be subject to Investment Requirements. This means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit rider. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate your Contract Value among one or more of the following Subaccounts only: American Funds Protected Asset Allocation Fund, LVIP American Preservation Fund, LVIP Protected American Balanced Allocation Fund and LVIP Protected American Growth Allocation Fund. If you elect any other Living Benefit rider, you must allocate your Contract Value among one or more of the Subaccounts listed below. Currently, if you purchase i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

If you elect a Living Benefit rider, Investment Requirements apply whether you purchase the rider at contract issue, or add it to an existing contract. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.

Certain of the underlying funds employ investment strategies that are intended to provide downside protection and manage volatility. These funds are included under the Investment Requirements, in part, to reduce the risk of investment losses that would require us to use our own assets to make guaranteed payments under the Living Benefit riders that are offered under the contract. Our financial interest in reducing loss and the volatility of overall contract values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of contractowners. For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses. Fund prospectuses are available by contacting us.

We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of Contract Value (or Account Value if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not contain any Subaccounts that meet the Investment Requirements then that portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management subaccount as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or


2. submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or


3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.



At this time, the Subaccount groups are as follows:






                                                                      Group 2
Group 1                                                               Investments cannot exceed 70% of Contract Value or
Investments must be at least 30% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
American Funds Bond Fund                                              All other funds except as described below.
American Funds Global Bond Fund
American Funds Mortgage FundSM

                                                                      Group 2
Group 1                                                               Investments cannot exceed 70% of Contract Value or
Investments must be at least 30% of Contract Value or Account Value   Account Value -------------------------------------
--------------------------------------------------------------------- --------------
American Funds U.S. Government/AAA-Rated Securities Fund
LVIP American Preservation Fund





Group 3
Investments cannot exceed 10% of Contract Value or Account Value
------------------------------------------------------------------
No Subaccounts at this time.



As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE (Reg. TM) Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. *Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

o American Funds Asset Allocation Fund
o American Funds Bond Fund*
o American Funds Global Balanced FundSM
o American Funds Global Bond Fund*
o American Funds Mortgage FundSM*
o American Funds Protected Asset Allocation FundSM
o American Funds U.S. Government/AAA-Rated Securities Fund*
o LVIP American Balanced Allocation Fund

o LVIP American Growth Allocation Fund
o LVIP American Income Allocation Fund
o LVIP American Preservation Fund*
o LVIP Protected American Balanced Allocation Fund
o LVIP Protected American Growth Allocation Fund


Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum Annuity Payout (i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit). You may not elect more than one Living Benefit rider at any one time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg.
TM) Advantage without the Guaranteed Income Benefit).

Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0


Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:

 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less Purchase Payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.


All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.


Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.


In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/
Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option). The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).


This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.


Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. Lincoln Lifetime IncomeSM Advantage 2.0 and Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds are available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other Living Benefit rider offered in your contract at the same time. You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are Annuity Payout options. You must wait at least 12 months after terminating your Living Benefits rider or any other Living Benefit we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage
2.0 available to new purchasers.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing Contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements. If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional

Investment Requirements as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available for either option except for use with dollar cost averaging. See Investment Requirements for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.


Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.


Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for Lincoln Lifetime IncomeSM Advantage 2.0 will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.


Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.


Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in that year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from Contract Value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.



The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals ):


Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 Purchase
Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.


You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional Purchase Payment made during that Benefit Year that exceeds the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:

   a. the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and

   b. the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including Premium Based Charges and/or surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.


Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.


If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments ):

                                                                                        Potential
                                            Contract   Income Base with                 for Charge
                                              Value     5% Enhancement    Income Base   to Change
                                           ---------- ------------------ ------------- -----------
      Initial Purchase Payment $50,000 .    $50,000          N/A            $50,000        N/A
      1st Benefit Year Anniversary........  $54,000         $52,500         $54,000        Yes
      2nd Benefit Year Anniversary........  $53,900         $56,700         $56,700        No
      3rd Benefit Year Anniversary........  $56,000         $59,535         $59,535        No
      4th Benefit Year Anniversary........  $64,000         $62,512         $64,000        Yes


On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages for rider elections on or after
                                 May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                 55 - under 591/2                 3.50%
     591/2 - 64                   4.00%                    591/2 - 64                    4.00%
         65+                      5.00%                     65 - 74                      4.50%
                                                              75+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.00%                 55 - under 591/2                 3.00%
     591/2 - 64                   3.50%                    591/2 - 64                    3.50%
       65 - 69                    4.50%                     65 - 69                      4.00%

         Single Life Option                              Joint Life Option
-------------------------------------    --------------------------------------------------
                                                  Age
            Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
  Age           amount percentage          your spouse's age)         amount percentage
-------    --------------------------    ---------------------    -------------------------
  70+                5.00%                       70+                        4.50%




Guaranteed Annual Income Percentages by Ages for rider elections on or after
                  December 3, 2012 but prior to May 20, 2013:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
             65+                            5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






 Single & Joint Life Option*      Single & Joint Life Option
-----------------------------    ---------------------------
                                   Guaranteed Annual Income
             Age                      amount percentage
-----------------------------    ---------------------------
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.50%
             70+                            5.00%



*If joint life option is in effect, the younger of you and your spouse's age applies.

Guaranteed Annual Income Percentage by Ages for rider elections on or after May
                    21, 2012 but prior to December 3, 2012:


            Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%



                    Lincoln Lifetime IncomeSM Advantage 2.0






                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                3.50%                     55 - 64                      3.50%
     591/2 - 64                   4.00%                     65 - 69                      4.50%
       65 - 69                    4.50%                       70+                        5.00%
         70+                      5.00%




Guaranteed Annual Income Percentages by Ages for rider elections prior to May
                                   21, 2012:


                    Lincoln Lifetime IncomeSM Advantage 2.0





                Single Life Option                                    Joint Life Option
--------------------------------------------------    --------------------------------------------------
                                                               Age
                         Guaranteed Annual Income      (younger of you and      Guaranteed Annual Income
         Age                 amount percentage          your spouse's age)         amount percentage
--------------------    --------------------------    ---------------------    -------------------------
  55 - under 591/2                4.00%                     55 - 64                      4.00%
       591/2+                     5.00%                       65+                        5.00%

If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) on the rider's effective date, and makes an initial Purchase Payment of $200,000 into the contract:





    Contract value on the rider's effective date....................    $200,000
    Income Base on the rider's effective date.......................    $200,000
    Initial Guaranteed Annual Income amount on the rider's effective
    date ($200,000 x 4%) .                                              $  8,000
    Contract Value six months after rider's effective date..........    $210,000
    Income Base six months after rider's effective date.............    $200,000
    Withdrawal six months after rider's effective date when
    Contractowner is still age 60...................................    $  8,000
    Contract Value after withdrawal ($210,000 - $8,000) .               $202,000
    Income Base after withdrawal ($200,000 - $0) .                      $200,000
    Contract Value on first Benefit Year anniversary................    $205,000
    Income Base on first Benefit Year anniversary...................    $205,000
    Guaranteed Annual Income amount on first Benefit Year
    anniversary ($205,000 x 4%) .                                       $  8,200



Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider's effective date, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).


5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.


Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the youngest of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/
Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the youngest of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 20, 2013). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

For contracts issued on and after January 1, 2013, Contractowners in South Dakota have the option to increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older or the youngest of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made.

Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. If a withdrawal has been taken since the rider's effective date, the terminal illness enhancement will be available on the next Benefit Year anniversary after the Contractowner/Annuitant is age 70 or the younger of the Contractowner and spouse is age 70 (joint life option) (age 65 for Lincoln Lifetime IncomeSM Advantage 2.0 elections from January 1, 2013 to May 20,
2013). You may request the terminal illness enhancement by filling out a request form provided by us. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in the State of South Dakota only.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner's bank account (or to the original Annuitant or the original Annuitant's bank account, if the owner is a non-natural person).


When an Excess Withdrawal occurs:


   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and


   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).


We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.


The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. The Contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.


Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):

The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)

Income Base = $85,000


The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 - $56,600)

Contract Value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:


Contract Value = $43,000

Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)


In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Premium Based Charge deductions and surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to Premium Based Charge deductions and/or surrender charges unless one of the waivers of the Premium Based Charge deductions upon withdrawals and/or surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to deductions of the Premium Based Charge and surrender charges. See the Premium Based Charge and Surrender Charge sections under Charges and Other Deductions for more information.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's automatic withdrawal service is used to calculate and pay the RMD;


     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to Premium Based Charge deductions or surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.


Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).


As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.


Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;

 o when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the Contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract Death Benefit option. The charge is calculated based upon the greater of the value of the Income Base or Contract Value as of the last Valuation Date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect. This change has no impact on Death Benefit options in which all withdrawals reduce the Death Benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract Value $80,000
   b) Sum of Purchase Payments $100,000
     c) Highest anniversary Contract Value $150,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.



Lincoln SmartSecurity (Reg. TM) Advantage


Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below.

Beginning May 20, 2013, the Lincoln SmartSecurity (Reg. TM) Advantage rider will no longer be available for purchase.

With Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value, if higher, on each Benefit Year anniversary through the 10th anniversary. With Lincoln SmartSecurity (Reg. TM) Advantage, the Contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With Lincoln SmartSecurity (Reg. TM) Advantage single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain Subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next Valuation Date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial Purchase Payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the Annuitant).

Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.


Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under Lincoln SmartSecurity (Reg. TM) Advantage, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the Contractowner or joint owner is still living; and

   b. the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including Premium Based Charges and/or surrender charges), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

     a. each Contractowner and Annuitant is under age 81; and

     b. the Contractowner or joint owner is still living.


If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.


Following is an example of how the step-ups work in Lincoln SmartSecurity (Reg.
TM) Advantage, (assuming no withdrawals or additional Purchase Payments):





                                              Contract   Guaranteed
                                                Value      Amount
                                             ---------- -----------
      Initial Purchase Payment $50,000......  $50,000     $50,000
      1st Benefit Year anniversary..........  $54,000     $54,000
      2nd Benefit Year anniversary..........  $53,900     $54,000
      3rd Benefit Year anniversary..........  $57,000     $57,000



Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year anniversary.

Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.


Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is 5% of the Guaranteed Amount.


If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments. For example, if the Maximum Annual Withdrawal amount is $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 5% of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.


Withdrawals within the Maximum Annual Withdrawal Amount are not subject to Premium Based Charge deductions, surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account if applicable. See The Contracts
- Fixed Side of the Contract. Withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this Contract Value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.


When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:

  o the Contract Value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 5% of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or

   o 5% of the Contract Value immediately following the withdrawal; or

  o the new Guaranteed Amount.

The following example demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650


The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).


     The Maximum Annual Withdrawal amount was reduced to the least of:
     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or

     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or

     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to a Premium Based Charge deduction, surrender charges (to the extent that total withdrawals exceed the Premium Based Charge Free Amount and/or the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (Contractowner) and your spouse (if the joint life option is purchased), as long as:


     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:


1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the Contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and


c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.


As an example of these two situations, if you purchased Lincoln SmartSecurity (Reg. TM) Advantage single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.


The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.


All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.


Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.


The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 5% Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.


If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under Lincoln SmartSecurity (Reg. TM) Advantage single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age
81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under Lincoln SmartSecurity (Reg. TM) Advantage joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:


     1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and

     2) if the cost of the single life option is less than the cost of the joint life option.


If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups will apply to the spouse as the new Contractowner.

If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under Lincoln SmartSecurity (Reg. TM) Advantage will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the Death Benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if the Contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:

 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.


The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can purchase Lincoln Lifetime IncomeSM Advantage 2.0 or any other Living Benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect for new purchasers of i4LIFE (Reg. TM) Advantage at the time of the i4LIFE (Reg. TM) Advantage election. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available for purchasers of Lincoln SmartSecurity (Reg.
TM) Advantage. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See The Contracts - Living Benefit Riders - i4LIFE (Reg. TM) Advantage.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for an additional charge. See Charges and Other Deductions - Rider Charges - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a Contract Value of at least $50,000, and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected, by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on non-qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the Death Benefit option that you had previously elected will become the Death Benefit election under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE (Reg. TM) Advantage began (if premium taxes have been deducted from the Contract Value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.


Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE (Reg. TM) Advantage is effective (or your initial Purchase Payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.


If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.


The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

 o the age and sex of the Annuitant and Secondary Life, if applicable;

 o the length of the Access Period selected;
 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.


Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.


For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the Annuitant and Secondary Life (if living);

 o the frequency of the Regular Income Payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.


The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.

Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.



i4LIFE (Reg. TM) Advantage Death Benefits


i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.


i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.


The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the Valuation Date we approve the payment of the claim; or
 o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (Premium Based Charges and surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:






    i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit...    $200,000
    Total i4LIFE (Reg. TM) Regular Income Payment.....................    $ 25,000
    Additional Withdrawal.............................................    $ 15,000   ($15,000/$150,000=10% withdrawal)
    Account Value at the time of Additional Withdrawal................    $150,000



     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death benefit.


i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:

 o the Account Value as of the Valuation Date on which we approve the payment of the claim; or
 o the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
  o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.

References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
 o the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income
   Payments and withdrawals reduce the Contract Value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the Contract Value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (Premium Based Charges and surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value Death Benefit. We will effect the change in Death Benefit on the Valuation Date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the Account Value.

For non-qualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse Beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:


     1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

     2. written authorization for payment; and

     3. all required claim forms, fully completed (including selection of a settlement option).


Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.



Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.


As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (Annuity Payout rider).

Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts - Investment Requirements.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage 2.0 rider.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from the Lincoln SmartSecurity (Reg. TM) Advantage rider or the Income Base from the Lincoln Lifetime IncomeSM Advantage
2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.


Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable tables below. Lincoln SmartSecurity (Reg. TM) Advantage purchasers use the date of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit election to determine the table applicable to their contracts. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is not available for purchasers of Lincoln SmartSecurity (Reg. TM) Advantage.


 Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections or for purchasers of Lincoln Lifetime IncomeSM
Advantage 2.0 Protected Funds on or after May 20,
                                    2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                                                            Age
                         Percentage of Account      (younger of you and      Percentage of Account
         Age             Value or Income Base*       your spouse's age)      Value or Income Base*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.50%                  Under age 40                 2.50%
       40 - 54                  3.00%                    40 - 54                    3.00%
  55 - under 591/2              3.50%                55 - under 591/2               3.50%
     591/2 - 64                 4.00%                   591/2 - 69                  4.00%
       65 - 69                  4.50%                    70 - 74                    4.50%
       70 - 79                  5.00%                    75 - 79                    5.00%
         80+                    5.50%                      80+                      5.50%



* Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections or for purchasers


     of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.





              Single Life Option                                  Joint Life Option
-----------------------------------------------    -----------------------------------------------
                         Percentage of Account              Age              Percentage of Account
                         Value, Income Base or      (younger of you and      Value, Income Base or
         Age               Guaranteed Amount*        your spouse's age)       Guaranteed Amount*
--------------------    -----------------------    ---------------------    ----------------------
    Under age 40                2.00%                  Under age 40                 2.00%
       40 - 54                  2.50%                    40 - 54                    2.50%
  55 - under 591/2              3.00%                55 - under 591/2               3.00%
     591/2 - 64                 3.50%                   591/2 - 69                  3.50%
       65 - 69                  4.00%                    70 - 74                    4.00%
       70 - 74                  4.50%                      75+                      4.50%
         75+                    5.00%



* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds elections on or after May 21, 2012, or purchasers or Lincoln Lifetime
IncomeSM Advantage 2.0 Protected Funds between May 21, 2012 and
                                May 19, 2013..





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                         Percentage of
                                         Account Value
             Age                       or Income Base**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime
        IncomeSM Advantage 2.0 between May 21, 2012 and May 19, 2013.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.00%
           40 - 54                          2.50%
       55 - under 591/2                     3.00%
          591/2 - 64                        3.50%
           65 - 69                          4.00%
           70 - 74                          4.50%
             75+                            5.00%




* If joint life option is in effect, the younger of you and your spouse's age applies

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


    i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit elections prior to


May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012.





 Single & Joint Life Option*      Single & Joint Life Option*
-----------------------------    ----------------------------
                                     Percentage of Account
                                     Value, Income Base or
             Age                      Guaranteed Amount**
-----------------------------    ----------------------------
         Under age 40                       2.50%
           40 - 54                          3.00%
       55 - under 591/2                     3.50%
          591/2 - 64                        4.00%
           65 - 69                          4.50%
           70 - 79                          5.00%
             80+                            5.50%




* If joint life option is in effect, the younger of you and your spouse's age applies

** Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:




    i4LIFE (Reg. TM) Account Value before market decline............    $135,000
    i4LIFE (Reg. TM) Account Value after market decline.............    $100,000
    Guaranteed Income Benefit.......................................    $    810
    Regular Income Payment after market decline.....................    $    769
    Account Value after market decline and Guaranteed Income Benefit
    payment.........................................................    $ 99,190



The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is calculated for a 65-year old Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 65-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for Elections on or after May 20, 2013, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg.
TM) Advantage - Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.






8/1/2013 Amount of initial Regular Income Payment.............................  $  4,801
8/1/2013 Account Value at election of Guaranteed Income Benefit (version 4)...  $100,000
8/1/2013 Initial Guaranteed Income Benefit (4% times $100,000 Account Value) .  $  4,000
8/1/2014 Recalculated Regular Income Payment..................................  $  6,000
8/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000) .              $  4,500



The Contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.


Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) in accordance with the terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the Contractowner's age (single life) or the youngest age of either the Contractowner or Secondary Life (if applicable) , at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the Contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the Contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 20, 2013 table above. The example assumes an annual payment mode has been elected.






           Account Value (equals Contract Value on date i4LIFE (Reg. TM) Advantage
    with Guaranteed Income Benefit (version 4) is elected)........................    $100,000
           Guaranteed Amount/Income Base on date i4LIFE (Reg. TM) Advantage with
    Guaranteed Income Benefit (version 4) is elected..............................    $140,000
           Amount of initial Regular Income Payment...............................    $  5,411   per year
           Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed
    Amount/Income Base which is greater than $100,000 Account
    Value)........................................................................    $  6,300


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years or the difference between your age (nearest birthday) and age 100 (age 90 for purchasers of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit prior to May 21, 2012). The minimum Access Period required for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds to calculate the Guaranteed Income Benefit as set forth below:

                                            Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior to the 5th Benefit
                                                                    Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and after the 5th
                                                              Benefit Year anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:

  o the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
  o a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or

  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.


A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable Premium Based Charges and/or surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:




        i4LIFE (Reg. TM) Regular Income Payment before Withdrawal.....    $  1,200
        Guaranteed Income Benefit before Withdrawal...................    $    900
        Account Value at time of Additional Withdrawal................    $150,000
        Additional Withdrawal.........................................    $ 15,000   (a 10% withdrawal)


     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable Premium Based Charges and/or surrender charges, except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.


Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage Death Benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit) or Account Value Death Benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new Death Benefit option. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE (Reg. TM) Advantage.


For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Annuity Payouts


When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 90th birthday. However, you must elect to receive Annuity Payouts by the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.

You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.



Annuity Options


The annuity options outlined below do not apply to Contractowners who have elected i4LIFE (Reg. TM) Advantage, the Guaranteed Amount Annuity Payout option or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
 o the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.

The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an Annuity Payout option that provides:
 o Scheduled Payments (the periodic Annuity Payouts under this rider) for the life of the Annuitant and Secondary Life (Secondary Life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.

 o A Guaranteed Minimum Scheduled Payment.

 o A Death Benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.


You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the Annuitant and joint Annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum Contract Value that may be credited to this Annuity Payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this Annuity Payout option if you would like an Annuity Payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, Death Benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed Annuity Payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a Death Benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your Contract Value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another Annuity Payout option at the same time by allocating less than 100% of your Contract Value to Lincoln SmartIncomeSM Inflation and the remainder to the other Annuity Payout option. If only a portion of your Contract Value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the Contract Value must be used to fund another Annuity Payout option.


The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are Annuity Payouts for the life of the Annuitant (and Secondary Life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.


Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)


The initial Scheduled Payment is calculated by multiplying the Contract Value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the Annuitant and Secondary Life;

 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.


For a given Contractowner with the same characteristics (sex, age, frequency of Annuity Payouts and Annuity Payout start date) the income factor for a fixed lifetime Annuity Payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the Death Benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the Contract Value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable.


If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:




      Initial Reserve Value on Rider Date 4/15/2012......................  $ 150,000
      Initial Scheduled Payment on 4/15/2012.............................  $   8,000
      Initial CPI Value published in March 2012..........................        150
      CPI Value published in December 2012...............................        155
      Adjustment percentage (155/150)....................................   1.033333
      Reserve Value After 1/1/2013 Adjustment ($150,000 x 1.033333) .      $ 155,000
      Scheduled Payment After 1/1/2013 Adjustment ($8,000 x 1.033333) .    $8,266.67


Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:




      Annual Scheduled Payment for calendar year 2012..........................  $   5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $   4,800
      Reserve Value 12/31/2012.................................................  $ 100,000
      CPI Value published in December 2012.....................................        120
      CPI Value published in December 2011.....................................        115
      Adjustment percentage (120/115)..........................................   1.043782
      Reserve Value after 1/1/2013 adjustment ($100,000 x 1.043782) .            $ 104,378
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 1.043782) .                                                     $5,217.39



Since the Scheduled Payment (after the adjustment) for 2013 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Scheduled Payment of $5,217.39.


The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:




      Annual Scheduled Payment for calendar year 2012..........................  $    5,000
      Guaranteed Minimum Scheduled Payment for calendar year 2012..............  $    4,800
      Reserve Value 12/31/2012.................................................  $  100,000
      CPI Value published in December 2012.....................................         120
      CPI Value published in December 2011.....................................         130
      Adjustment percentage (120/130)..........................................   0.9230769
      Reserve Value after 1/1/2013 adjustment ($100,000 x 0.9230769) .           $   92,308
      Annual Scheduled Payment for calendar year 2013 after 1/1/2013 adjustment
       ($5,000 x 0.9230769) .                                                    $ 4,615.38



Since the Scheduled Payment (after adjustment) for 2013 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2013 will equal the Guaranteed Minimum Scheduled Payment of $4,800.



Continuing this example for the next year's adjustment:

      Annual Scheduled Payment for calendar year 2013..........................  $   4,800
      Guaranteed Minimum Scheduled Payment for calendar year 2013..............  $   4,800
      Reserve Value 12/31/2013 ($92,308 - $4,800) .                              $  87,508
      CPI Value published in December 2013.....................................        140
      CPI Value published in December 2012.....................................        120
      Adjustment percentage (140/120)..........................................    1.16666
      Reserve Value after 1/1/2014 adjustment ($87,508 x 1.166666) .             $ 102,093
      Annual Scheduled Payment for calendar year 2014 after 1/1/2014 adjustment
       ($4,615.38 x 1.166666) .                                                  $5,384.61



The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Scheduled Payment, the Scheduled Payment will be paid out in calendar year 2014.


Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.


If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or Death Benefit. However, the Scheduled Payments will continue for the life of the Annuitant and Secondary Life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.


The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.




      Reserve Value 1/1/2013.....................................................  $100,000
      Guaranteed Minimum Scheduled Payment 1/1/2013..............................  $ 15,000
      Unscheduled Payment 1/2/2013...............................................  $  2,000
      Proportional reduction percentage ($2,000/$100,000) .                             .02
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x
       $15,000) .                                                                  $    300
      New Guaranteed Minimum Scheduled Payment...................................  $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.




      Reserve Value 1/1/2013...................................................  $10,000
      Guaranteed Minimum Scheduled Payment.....................................  $15,000
      Unscheduled Payment 1/2/2013.............................................  $ 2,000
      Proportional reduction percentage ($2,000/$10,000) .                           .20
      Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x
       $15,000) .                                                                $ 3,000
      New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000) .              $12,000


Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the Annuitant or Secondary Life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a Death Benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.


The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:





Guaranteed Minimum Scheduled Payment for calendar year 2013...............................  $    4,800
Annual Scheduled Payment for calendar year 2013 paid 1/1/2013.............................  $    5,000
Reserve Value 1/1/2013 before Scheduled Payment...........................................  $  515,000
Reserve Value 1/2/2013 after Scheduled Payment ($515,000 - $5,000) .                        $  510,000
Unscheduled Payment charge percent........................................................           7%
Then current Reserve Value before Unscheduled Payment on 1/15/2013........................  $  510,000
Free amount on 1/15/2013 (10% x $510,000) .                                                 $   51,000
Unscheduled Payment 1/15/2013.............................................................  $   10,000
[since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is no Unscheduled Payment
 charge]..................................................................................
Reserve Value 1/15/2013 after Unscheduled Payment ($510,000 - $10,000) .                    $  500,000
Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000) .              1.96078%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,902
  x .0196078)] .
Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x .0196078)] .  $    4,706
Then current Reserve Value 2/1/2013 before second Unscheduled Payment.....................  $  500,000
2nd Unscheduled Payment 2/1/2013..........................................................  $   75,000
Free amount on 2/1/2013 (10% x $500,000) .                                                  $   50,000
Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment) .                       $   40,000
Unscheduled Payment charge [($75,000 - $40,000) x .07] .                                    $    2,450
Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450) .             $   72,550
Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000) .                   15%
Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 - ($5,000    $    4,250
  x .15)] .
Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled Payment
[$4,800 - ($4,800 x
 .15)]....................................................................................  $    4,000
Reserve Value after 2/2/2013 Unscheduled Payment and Unscheduled Payment charge ($500,000   $  425,000
  - $75,000) .


If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.


Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the Contractowner, Annuitant or the Secondary Life a Death Benefit will be paid if there is a Reserve Value. The Death Benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The Death Benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:


     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.


Following is an example of the calculation of a Death Benefit upon the death of the Contractowner demonstrating the impact of a negative hypothetical CPI factor:

7/15/2012 Initial Reserve Value......................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                        $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment
 ($90,000 - $45,000 = $45,000) .                                       $ 45,000
8/6/2013 Death of a Contractowner
 Death Benefit is greater of
  a) current Reserve Value ($45,000); or
  b) initial Reserve Value minus Scheduled Payment
   ($100,000 - $45,000 = $55,000) .
8/5/2013 Death Benefit paid..........................................  $ 55,000



If any Contractowner (who is not the Annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the Beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the Annuitant and any Secondary Life.

If the Annuitant dies (whether or not the Annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the Death Benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any Secondary Life.

If the Secondary Life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the Death Benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the Annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior Death Benefit elections will terminate (other than any Death Benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation Death Benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage Death Benefit will be in effect only on the portion of the Contract Value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The Contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.


Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:

7/15/2012 Initial Reserve Value...........................................................  $100,000
1/10/2013 Reserve Value is adjusted due to negative CPI Value of -.10
 ($100,000 x .10 = $10,000 Adjustment)
 ($100,000 - $10,000 = $90,000 Reserve Value) .                                             $ 90,000
2/1/2013 Scheduled Payment of $45,000 reduces the Reserve Value
 Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 - $45,000 =       $ 45,000
  $45,000) .
8/6/2013 Unscheduled Payment..............................................................  $ 45,000
Reserve Value.............................................................................  $      0
Reserve Value is reduced to zero which results in termination of the rider
 Initial Reserve Value is greater than payments received
 [$100,000 > ($45,000 + $45,000) = $90,000] .
Final payment made to holder of rights of ownership.......................................  $ 10,000


General Information


Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts


Variable Annuity Payouts will be determined using:
 o The Contract Value on the Annuity Commencement Date, less applicable premium taxes;

 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then


2. Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and

3. Calculate the value of the Annuity Units each period thereafter.

Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.



Fixed Side of the Contract


Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.



Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.


You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment. You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:

 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.


Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable Premium Based Charges and/or surrender charges, account fees and premium taxes.

We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.



Interest Adjustment


Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from a fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a Guaranteed Period.

 o as a result of the death of the Contractowner or Annuitant.

 o subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.

 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.


In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.



The Interest Adjustment is calculated by multiplying the transaction amount by:



    (1+A)n
------------
             -1
  (1+B +K)n

where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:

 o your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
 o no Purchase Payments have been received for two (2) full, consecutive Contract Years; and

 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).


At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.

Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or

 o when the SEC so orders to protect Contractowners.


Payment of contract proceeds from the fixed account may be delayed for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.



Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.


This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.



Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 0.40% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers. Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).

 o The investments of the VAA must be "adequately diversified" in accordance with Treasury regulations.

 o Your right to choose particular investments for a contract must be limited.

 o The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.



Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the

Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, Bonus Credits and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;

 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered "adequately diversified."



Restrictions


The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Bonus Credits, Persistency Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.



Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner's spouse at the time first covered by the contract.



Age At Which Annuity Payouts Begin


The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract's Purchase Payments, Bonus Credits, Persistency Credits and earnings. If Annuity Payouts under the contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the Contract Value over the Purchase Payments of the contract.



Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.



Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.

Taxation Of Annuity Payouts, Including Regular Income Payments


The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.



Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.


Death prior to the Annuity Commencement Date:

 o If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
 o If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.


Death after the Annuity Commencement Date:

 o If death benefits are received in accordance with the existing annuity payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the annuity payout prior to the death of the Contractowner.
 o If death benefits are received in accordance with the existing annuity payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the death benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All annuity payouts in excess of the Purchase Payments not previously received are includible in income.
 o If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.



Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,

 o a Beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effective for tax years after December 31, 2012. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code "D" in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described previously.



Loans and Assignments


Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.

Gifting A Contract


If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your Contract's Value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the contract would then be increased to reflect the amount included in income.



Charges for Additional Benefits


Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.



Qualified Retirement Plans


We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.



Types of Qualified Contracts and Terms of Contracts


Qualified retirement plans may include the following:

 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)

 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)



Discontinuance of Use with Qualified Retirement Plans

Beginning September 24, 2007, our individual variable annuity products are no longer available for purchase under a 403(b) plan. Beginning July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.

We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.



Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant's specific circumstances (e.g., the participant's compensation).
 o Minimum annual distributions are required under some qualified retirement plans once you reach age 701/2 or retire, if later as described below.

 o Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.



Tax Treatment of Payments


The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.




Required Minimum Distributions


Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 1/2 or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 1/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.


Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Tax on Early Distributions from Qualified Retirement Plans

The Code may impose a 10% penalty tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% penalty tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
 o Distribution received on or after the Annuitant reaches 591/2
 o Distribution received on or after the Annuitant's death or because of the Annuitant's disability (as defined in the Code)
 o Distribution received as a series of substantially equal periodic payments based on the Annuitant's life (or life expectancy), or
 o Distribution received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution


Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income", or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs


Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.



Federal Income Tax Withholding


We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.


Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights

As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Contractowner provide their voting instructions to us. Even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege


Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.



For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.



State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                        American Legacy (Reg. TM) Fusion
                  Lincoln National Variable Annuity Account H










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H American Legacy (Reg. TM) Fusion.


                                 (Please Print)


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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.^^

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.





                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Asset Allocation
2011  .   N/A           N/A         N/A         12.140    12.220        15
2012  .   12.787      13.832          2         12.220    14.043        74
--------- ------      ------        ---         ------    ------        --
American Funds Blue Chip Income and Growth
2011  .   10.573      10.731          5         10.637    10.873        31
2012  .   10.731      12.063         18         10.873    12.247       271
--------- ------      ------        ---         ------    ------       ---
American Funds Bond
2011  .   11.779      11.805          6         11.944    11.961        34
2012  .   11.805      12.279         26         11.961    12.466       394
--------- ------      ------        ---         ------    ------       ---
American Funds Cash Management
2011  .   N/A           N/A         N/A          N/A        N/A        N/A
2012  .   N/A           N/A         N/A         10.376    10.277        32
--------- ------      ------        ---         ------    ------       ---
American Funds Global Balanced(SM)
2011  .   N/A           N/A         N/A          9.566     9.607         5
2012  .   10.031      10.631          5          9.607    10.665        60
--------- ------      ------        ---         ------    ------       ---
American Funds Global Bond
2011  .   12.912      12.914          1*        13.140    13.047        12
2012  .   12.914      13.537         11         13.047    13.703       106
--------- ------      ------        ---         ------    ------       ---
American Funds Global Discovery
2011  .   12.079      12.104          1*        12.606    12.265         1*
2012  .   12.104      14.400          5         12.265    14.620        70
--------- ------      ------        ---         ------    ------       ---
American Funds Global Growth and Income
2011  .   N/A           N/A         N/A         10.518    10.652        12
2012  .   10.700      12.222          2         10.652    12.385        63
--------- ------      ------        ---         ------    ------       ---
American Funds Global Growth
2011  .   N/A           N/A         N/A         13.072    13.225         4
2012  .   14.532      15.792          1*        13.225    16.032        19
--------- ------      ------        ---         ------    ------       ---
American Funds Global Small Capitalization
2011  .   12.572      12.440          1*        13.028    12.605         6
2012  .   12.440      14.512          5         12.605    14.733        67
--------- ------      ------        ---         ------    ------       ---
American Funds Growth
2011  .   11.389      11.429          3         11.569    11.580        20
2012  .   11.429      13.300         10         11.580    13.503       187
--------- ------      ------        ---         ------    ------       ---
American Funds Growth-Income
2011  .   10.459      10.569          4         10.770    10.709        29
2012  .   10.569      12.257         15         10.709    12.444       288
--------- ------      ------        ---         ------    ------       ---
American Funds High-Income Bond
2011  .   13.062      13.123          1*        13.242    13.297         5
2012  .   13.123      14.729          4         13.297    14.954        68
--------- ------      ------        ---         ------    ------       ---
American Funds International Growth and Income(SM)
2011  .   N/A           N/A         N/A         14.275    14.433         2
2012  .   15.612      16.495          2         14.433    16.631        15
--------- ------      ------        ---         ------    ------       ---
American Funds International
2011  .   12.174      12.155          1*        12.686    12.315         7
2012  .   12.155      14.146          6         12.315    14.362        91
--------- ------      ------        ---         ------    ------       ---
American Funds Mortgage(SM)
2011  .   N/A           N/A         N/A         10.238    10.316         2
2012  .   N/A           N/A         N/A         10.316    10.446         9
--------- ------      ------        ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds Asset Allocation
2011  .      10.305    10.237         11         N/A       N/A         N/A
2012  .      10.237    11.793        237         N/A       N/A         N/A
---------    ------    ------        ---         --      ------        ---
American Funds Blue Chip Income and Growth
2011  .      10.452    10.417        114         N/A       N/A         N/A
2012  .      10.417    11.762      1,127        10.993   12.150          5
---------    ------    ------      -----        ------   ------        ---
American Funds Bond
2011  .      10.080    10.080        172         N/A       N/A         N/A
2012  .      10.080    10.532      1,745        10.818   11.300         13
---------    ------    ------      -----        ------   ------        ---
American Funds Cash Management
2011  .       9.960     9.941         20         N/A       N/A         N/A
2012  .       N/A        N/A        N/A          N/A       N/A         N/A
---------    ------    ------      -----        ------   ------        ---
American Funds Global Balanced(SM)
2011  .       9.926     9.887         10         N/A       N/A         N/A
2012  .       9.887    11.003         52         N/A       N/A         N/A
---------    ------    ------      -----        ------   ------        ---
American Funds Global Bond
2011  .       9.868     9.754         47         N/A       N/A         N/A
2012  .       9.754    10.270        510        10.962   11.570          2
---------    ------    ------      -----        ------   ------        ---
American Funds Global Discovery
2011  .       9.911     9.646         12         N/A       N/A         N/A
2012  .       9.646    11.527        244        10.242   12.215          2
---------    ------    ------      -----        ------   ------        ---
American Funds Global Growth and Income
2011  .       9.884     9.970         15         N/A       N/A         N/A
2012  .       9.970    11.622        179        11.294   12.776          1*
---------    ------    ------      -----        ------   ------        ---
American Funds Global Growth
2011  .       9.591     9.657          9         N/A       N/A         N/A
2012  .       9.657    11.735         69         N/A       N/A         N/A
---------    ------    ------      -----        ------   ------        ---
American Funds Global Small Capitalization
2011  .       9.449     8.862         42         N/A       N/A         N/A
2012  .       8.862    10.384        363         9.697   11.239          2
---------    ------    ------      -----        ------   ------        ---
American Funds Growth
2011  .      10.092     9.806         88         N/A       N/A         N/A
2012  .       9.806    11.462        827        11.226   12.874          3
---------    ------    ------      -----        ------   ------        ---
American Funds Growth-Income
2011  .      10.404    10.286        110         N/A       N/A         N/A
2012  .      10.286    11.982      1,130        10.990   12.560          4
---------    ------    ------      -----        ------   ------        ---
American Funds High-Income Bond
2011  .      10.135    10.114         33         N/A       N/A         N/A
2012  .      10.114    11.403        346        11.138   12.459          1*
---------    ------    ------      -----        ------   ------        ---
American Funds International Growth and Income(SM)
2011  .       9.611     9.720          5         N/A       N/A         N/A
2012  .       9.720    11.228         72         N/A       N/A         N/A
---------    ------    ------      -----        ------   ------        ---
American Funds International
2011  .       9.680     9.247         53         N/A       N/A         N/A
2012  .       9.247    10.811        513        10.149   11.835          2
---------    ------    ------      -----        ------   ------        ---
American Funds Mortgage(SM)
2011  .      10.049    10.074          1*        N/A       N/A         N/A
2012  .      10.074    10.226         18         N/A       N/A         N/A
---------    ------    ------      -----        ------   ------        ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds New World
2011  .   N/A           N/A         N/A        16.096    16.777          1*
2012  .   N/A           N/A         N/A        16.777    19.551         14
--------- ------      ------        ---        ------    ------         --
American Funds Protected Asset Allocation
2012  .   N/A           N/A         N/A          N/A       N/A         N/A
--------- ------      ------        ---        ------    ------        ---
American Funds U.S. Government/AAA-Rated Securities
2011  .   12.714      12.750          3        12.820    12.919         18
2012  .   12.750      12.825          6        12.919    13.021        164
--------- ------      ------        ---        ------    ------        ---
LVIP American Balanced Allocation
2011  .   N/A           N/A         N/A        10.340    10.412          9
2012  .   10.969      11.394          4        10.412    11.450        122
--------- ------      ------        ---        ------    ------        ---
LVIP American Growth Allocation
2011  .   10.310      10.320          2        10.105    10.349         10
2012  .   10.320      11.485          2        10.349    11.541        106
--------- ------      ------        ---        ------    ------        ---
LVIP American Income Allocation
2011  .   N/A           N/A         N/A          N/A       N/A         N/A
2012  .   11.056      11.213          1*       10.984    11.268         27
--------- ------      ------        ---        ------    ------        ---
LVIP American Preservation
2012  .   N/A           N/A         N/A        10.025    10.001         20
--------- ------      ------        ---        ------    ------        ---
LVIP Protected American Balanced Allocation
2012  .   10.069      10.166         13         9.673    10.182        470
--------- ------      ------        ---        ------    ------        ---
LVIP Protected American Growth Allocation
2012  .   N/A           N/A         N/A         9.528    10.245        575
--------- ------      ------        ---        ------    ------        ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation Unit                  Accumulation Unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   Accumulation  Beginning   End of   Accumulation
           of period   period      Units      of period   period      Units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation Unit value in dollars and Number of Accumulation Units
                                      in thousands)
American Funds New World
2011  .       9.411     9.210         10         N/A       N/A         N/A
2012  .       9.210    10.760         47         N/A       N/A         N/A
---------     -----    ------         --         --      ------
American Funds Protected Asset Allocation
2012  .       N/A        N/A        N/A          N/A       N/A         N/A
---------     -----    ------       ----         --      ------
American Funds U.S. Government/AAA-Rated Securities
2011  .      10.121    10.192         84         N/A       N/A         N/A
2012  .      10.192    10.298        871       10.876    11.005          5
---------    ------    ------       ----       ------    ------        ---
LVIP American Balanced Allocation
2011  .      10.029    10.028         55         N/A       N/A         N/A
2012  .      10.028    11.054        513         N/A       N/A         N/A
---------    ------    ------       ----       ------    ------        ---
LVIP American Growth Allocation
2011  .      10.099     9.975         50       10.297    10.394          8
2012  .       9.975    11.151        488       10.394    11.625         12
---------    ------    ------       ----       ------    ------        ---
LVIP American Income Allocation
2011  .       9.897    10.106          8         N/A       N/A         N/A
2012  .      10.106    10.849        121         N/A       N/A         N/A
---------    ------    ------       ----       ------    ------        ---
LVIP American Preservation
2012  .      10.005    10.010          8         N/A       N/A         N/A
---------    ------    ------       ----       ------    ------        ---
LVIP Protected American Balanced Allocation
2012  .       9.631    10.203      5,328       10.202    10.207         29
---------    ------    ------      -----       ------    ------        ---
LVIP Protected American Growth Allocation
2012  .      10.020    10.266      4,966        9.740    10.270         67
---------    ------    ------      -----       ------    ------        ---




* The numbers of accumulation units less than 500 were rounded up to one.

American Legacy (Reg. TM) Fusion
Lincoln National Variable Annuity Account H  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the American Legacy (Reg. TM) Fusion prospectus of Lincoln National Variable Annuity Account H dated May 1, 2013. You may obtain a copy of the American Legacy (Reg. TM) Fusion prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is May 1, 2013.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln National Variable Annuity Account H as of December 31, 2012 for the year then ended and the statement of changes in net assets in the year ended December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $269,510,694, $267,405,771 and $273,951,455 to LFA and Selling Firms in 2010, 2011 and 2012 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender chargemay be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION


                                                   (3)
                   (1)             (2)          Adjusted     (4)         (5)         (6)         (7)
                 Annuity      1 + Interest       Annuity   Minimum   Greater of   Surrender   Surrender
Contract Year     Value    Adjustment Formula     Value     Value     (3) & (4)     Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
1..............  $51,710       0.962268         $49,759    $50,710     $50,710      $4,250    $46,460
2..............  $53,480       0.985646         $52,712    $51,431     $52,712      $4,250    $48,462
3..............  $55,312       1.000000         $55,312    $52,162     $55,312      $4,000    $51,312
4..............  $57,208       1.009756         $57,766    $52,905     $57,766      $3,500    $54,266
5..............  $59,170          N/A           $59,170    $53,658     $59,170      $3,000    $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                             Annual         EOY**
                 Annuity         Guaranteed        Account        Annuity
Contract Year     Value        Interest Rate         Fee           Value
--------------- ---------     ---------------     ---------     ----------
 1..............$50,000   x       1.035       -   $40       =   $51,710
 2..............$51,710   x       1.035       -   $40       =   $53,480
 3..............$53,480   x       1.035       -   $40       =   $55,312
 4..............$55,312   x       1.035       -   $40       =   $57,208
 5..............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                 Surrender
                  Charge                      Surrender
Contract Year     Factor        Deposit        Charge
--------------- ----------     ---------     ----------
 1..............   8.5%    x   $50,000   =   $4,250
 2..............   8.5%    x   $50,000   =   $4,250
 3..............   8.0%    x   $50,000   =   $4,000
 4..............   7.0%    x   $50,000   =   $3,500
 5..............   6.0%    x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year    Index A   Index B   Adj Index B     N     Result
--------------- --------- --------- ------------- ------ ---------
1..............  3.50%     4.00%       4.50%         4   0.962268
2..............  3.50%     3.50%       4.00%         3   0.985646
3..............  3.50%     3.00%       3.50%         2   1.000000
4..............  3.50%     2.00%       2.50%         1   1.009756
5..............  3.50%      N/A         N/A         N/A     N/A

                           MINIMUM VALUE CALCULATION



                                   Minimum           Annual
                                  Guaranteed        Account        Minimum
Contract Year                   Interest Rate         Fee           Value
---------------                ---------------     ---------     ----------
 1..............$50,000    x       1.015       -   $40       =   $50,710
 2..............$50,710    x       1.015       -   $40       =   $51,431
 3..............$51,431    x       1.015       -   $40       =   $52,162
 4..............$52,162    x       1.015       -   $40       =   $52,905
 5..............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.


The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.




Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is positive for Moody's and stable for A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.




Additional Services

Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:

 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.


Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.

Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2012 financial statements of the VAA and the December 31, 2012 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2012 AND 2011

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2012 and 2011, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Lincoln National Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2012 and retrospectively applied to all periods presented, the Company changed its method of accounting for costs relating to the acquisition of insurance contracts. Also as discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)



                                                                                                     AS OF DECEMBER 31,
                                                                                                  --------------------------
                                                                                                    2012           2011
                                                                                                  -----------   ------------

ASSETS
Investments:
    Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2012 - $71,221; 2011 - $67,366)                  $  80,254     $   73,607
      Variable interest entities' fixed maturity securities (amortized cost: 2012 - $677;
        2011 - $673)                                                                                    708            700
      Equity securities (cost: 2012 - $137; 2011 - $135)                                                157            139
    Trading securities                                                                                2,437          2,538
    Mortgage loans on real estate                                                                     6,792          6,589
    Real estate                                                                                          39            112
    Policy loans                                                                                      2,740          2,855
    Derivative investments                                                                            2,263          2,846
    Other investments                                                                                 1,089          1,059
                                                                                                    ---------     ----------
        Total investments                                                                            96,479         90,445
Cash and invested cash                                                                                3,278          3,844
Deferred acquisition costs and value of business acquired                                             6,732          6,942
Premiums and fees receivable                                                                            382            409
Accrued investment income                                                                               986            949
Reinsurance recoverables                                                                              8,284          9,033
Funds withheld reinsurance assets                                                                       842            874
Goodwill                                                                                              2,273          2,273
Other assets                                                                                          3,751          3,107
Separate account assets                                                                              95,373         83,477
                                                                                                  -----------   ------------
        Total assets                                                                              $ 218,380     $  201,353
                                                                                                  ===========   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                          $  18,415     $   18,399
Other contract holder funds                                                                          71,615         68,823
Short-term debt                                                                                          32             10
Long-term debt                                                                                        1,925          2,429
Reinsurance related embedded derivatives                                                                184             12
Funds withheld reinsurance liabilities                                                                5,192          4,708
Deferred gain on business sold through reinsurance                                                      124            425
Payables for collateral on investments                                                                4,121          3,747
Variable interest entities' liabilities                                                                  92            193
Other liabilities                                                                                     4,738          4,173
Separate account liabilities                                                                         95,373         83,477
                                                                                                  -----------   ------------
          Total liabilities                                                                         201,811        186,396
                                                                                                  -----------   ------------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)

STOCKHOLDER'S EQUITY
Common stock - 10,000,000 shares authorized, issued and outstanding                                  10,620         10,605
Retained earnings                                                                                     2,089          1,532
Accumulated other comprehensive income (loss)                                                         3,860          2,820
                                                                                                  -----------   ------------
          Total stockholder's equity                                                                 16,569         14,957
                                                                                                  -----------   ------------
           Total liabilities and stockholder's equity                                             $ 218,380     $  201,353
                                                                                                  ===========   ============

         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(IN MILLIONS)




                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    ----------    -----------
REVENUES
Insurance premiums                                                                     $  2,290      $  2,017       $  1,929
Insurance fees                                                                            3,537         3,228          3,070
Investment advisory fees                                                                     86             -              -
Net investment income                                                                     4,551         4,490          4,362
Realized gain (loss):
    Total other-than-temporary impairment losses on securities                             (242)         (160)          (237)
    Portion of loss recognized in other comprehensive income                                103            42             82
                                                                                       ----------    ----------     ----------
      Net other-than-temporary impairment losses on securities recognized in earnings      (139)         (118)          (155)
      Realized gain (loss), excluding other-than-temporary impairment losses on
        securities                                                                           16          (132)           (83)
                                                                                       ----------    ----------     ----------
         Total realized gain (loss)                                                        (123)         (250)          (238)
                                                                                       ----------    ----------     ----------
Amortization of deferred gain on business sold through reinsurance                           77           110             55
Other revenues and fees                                                                     396           376            360
                                                                                       ----------    ----------     ----------

    Total revenues                                                                       10,814         9,971          9,538
                                                                                       ----------    ----------     ----------
EXPENSES
Interest credited                                                                         2,424         2,444          2,438
Benefits                                                                                  2,936         2,204          2,567
Commissions and other expenses                                                            3,838         3,938          3,134
Interest and debt expense                                                                   110           108             99
Impairment of intangibles                                                                     -           744              -
                                                                                       ----------    ----------     ----------
      Total expenses                                                                      9,308         9,438          8,238
                                                                                       ----------    ----------     ----------
      Income (loss) before taxes                                                          1,506           533          1,300
      Federal income tax expense (benefit)                                                  344           270            305
                                                                                       ----------    ----------     ----------
         Net income (loss)                                                                1,162           263            995
         Other comprehensive income (loss), net of tax:
          Unrealized gain (loss) on available-for-sale securities                         1,071         1,686          1,083
          Unrealized other-than-temporary impairment on available-for-sale securities        (2)           23            (18)
          Unrealized gain (loss) on derivative instruments                                  (31)          146             (1)
          Funded status of employee benefit plans                                             2             0              3
                                                                                       ----------    ----------     ----------
            Total other comprehensive income (loss), net of tax                           1,040         1,855          1,067
                                                                                       ----------    ----------     ----------
              Comprehensive income (loss)                                              $  2,202      $  2,118       $  2,062
                                                                                       ==========    ==========     ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(IN MILLIONS)






                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
COMMON STOCK
Balance as of beginning-of-year                                                        $  10,605     $  10,585      $  10,588
Stock compensation/issued for benefit plans                                                   15            10             (3)
Capital contribution from Lincoln National Corporation                                         -            10              -
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                             10,620        10,605         10,585
                                                                                       -----------   -----------    -----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                            1,532         2,069          2,915
Cumulative effect from adoption of new accounting standards                                    -             -         (1,157)
    Net income (loss)                                                                      1,162           263            995
Dividends declared                                                                          (605)         (800)          (684)
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              2,089         1,532          2,069
                                                                                       -----------   -----------    -----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                            2,820           965           (102)
Cumulative effect from adoption of new accounting standards                                    -             -            181
Other comprehensive income (loss), net of tax                                              1,040         1,855            886
                                                                                       -----------   -----------    -----------
    Balance as of end-of-year                                                              3,860         2,820            965
                                                                                       -----------   -----------    -----------
      Total stockholder's equity as of end-of-year                                     $  16,569     $  14,957      $  13,619
                                                                                       ===========   ===========    ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN MILLIONS)





                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                     $   1,162      $     263       $   995
Adjustments to reconcile net income (loss) to net cash provided by operating activities:

  Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net of
     amortization                                                                          (283)          (151)         (170)
  Trading securities purchases, sales and maturities, net                                   202             86            39
  Change in premiums and fees receivable                                                     27            (75)          (32)
  Change in accrued investment income                                                       (37)           (45)          (44)
  Change in future contract benefits and other contract holder funds                     (1,277)         1,241          (202)
  Change in reinsurance related assets and liabilities                                    1,438            405           888
  Change in federal income tax accruals                                                     208            111           650
  Realized (gain) loss                                                                      123            250           238
  (Income) loss attributable to equity method investments                                  (125)           (90)          (93)
  Amortization of deferred gain on business sold through reinsurance                        (77)          (110)          (55)
  Impairment of intangibles                                                                   -            744             -
  Change in accounts receivable                                                            (359)            60           115
  Other                                                                                      53            (72)           42
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) operating activities                                 1,055          2,617         2,371
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of available-for-sale securities                                              (11,021)       (10,359)      (12,816)
Sales of available-for-sale securities                                                    1,098          1,331         2,642
Maturities of available-for-sale securities                                               5,757          5,055         4,429
Purchases of other investments                                                           (2,112)        (4,434)       (2,775)
Sales or maturities of other investments                                                  2,009          2,784         3,099
Increase (decrease) in payables for collateral on investments                               374          2,035          (212)
Proceeds from reinsurance recapture                                                          35            204            25
Other                                                                                      (130)          (114)          (74)
                                                                                        ---------      ---------     ---------
      Net cash provided by (used in) investing activities                                (3,990)        (3,498)       (5,682)
                                                                                        ---------    -----------     ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                             -              -           504
Increase (decrease) in short-term debt                                                       18              -           (11)
Deposits of fixed account values, including the fixed portion of variable                10,667         10,925        11,051
Withdrawals of fixed account values, including the fixed portion of variable             (5,618)        (4,976)       (5,225)
Transfers to and from separate accounts, net                                             (2,091)        (2,324)       (2,958)
Common stock issued for benefit plans and excess tax benefits                                (2)            (4)          (15)
Dividends paid to stockholders                                                             (605)          (800)         (684)
                                                                                        ---------    -----------     ---------
      Net cash provided by (used in) financing activities                                 2,369          2,821         2,662
                                                                                        ---------    -----------     ---------

Net increase (decrease) in cash and invested cash, including discontinued operations       (566)         1,940          (649)
Cash and invested cash, including discontinued operations, as of beginning-of-year        3,844          1,904         2,553
                                                                                        ---------    -----------     ---------

      Cash and invested cash, including discontinued operations, as of end-of-year      $ 3,278      $   3,844       $ 1,904
                                                                                        =========    ===========     =========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional details.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

In addition, we adopted the provisions of Accounting Standards Update ("ASU") No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26") as discussed in Note 2 as of January 1, 2012, and elected to retrospectively restate all prior periods.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Comprehensive Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

o Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

o Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

o Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES - FAIR VALUATION METHODOLOGIES AND ASSOCIATED
INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

o Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

o Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment informationand monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

o State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

o Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES - EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

o  The estimated range and average period until recovery;
o  The estimated range and average holding period to maturity;
o  Remaining payment terms of the security;
o  Current delinquencies and nonperforming assets of underlying collateral;
o  Expected future default rates;
o Collateral value by vintage, geographic region, industry concentration or property type;
o Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
o  Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

o  The current economic environment and market conditions;
o  Our business strategy and current business plans;
o The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
o Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
o The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
o  The capital risk limits approved by management; and
o  Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

o  Historical and implied volatility of the security;
o Length of time and extent to which the fair value has been less than amortized cost;
o Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
o  Failure, if any, of the issuer of the security to make scheduled payments;
   and

o Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
o  Fundamentals of the industry in which the issuer operates;
o Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
o Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations); o Expectations regarding defaults and recovery rates;
o  Changes to the rating of the security by a rating agency; and
o Additional market information (e.g., if there has been a replacement of the corporate debt security).


Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

o Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
o Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
o Susceptibility to fair value fluctuations for changes in the interest rate environment;
o Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
o Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
o Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
o  Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions
and other expenses on our Consolidated Statements of Comprehensive Income
(Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We perform a two-step test in our evaluation of the carrying value of goodwill for impairment, although we do have the option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte-Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 38 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2012 and 2011, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $71 million, $79 million and $82 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.

Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2010 through 2012 ranged from 1.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.


INCOME TAXES

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Subsidiaries operating outside of the U.S. are taxed, and income tax expense is recorded based on applicable foreign statutes. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued (ASU) No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provided entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB deferred certain requirements in ASU 2011-05 related to the presentation of reclassification adjustments out of accumulated OCI by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05." The FASB reconsidered these presentation requirements based on input from financial statements users and preparers. The deferral did not affect the adoption of the other requirements in ASU 2011-05. We adopted the remaining provisions of ASU 2011-05 as of January 1, 2012, and have included a single continuous statement of comprehensive income.

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which replaced the consolidation guidance for VIEs with new consolidation guidance whereby entities perform a qualitative assessment of the VIE to identify the variable interest that is the primary beneficiary and ultimately required to consolidate the VIE. In February 2010, the FASB deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in credit-linked notes ("CLNs"), and, as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the FASB's February 2010 deferral, and, as such, they are not currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There were no additional fair value measurements required upon the adoption of ASU 2011-04. We adopted the provisions of ASU 2011-04 effective January 1, 2012, and have included the additional disclosures required for fair value measurements in Note 21.

FINANCIAL SERVICES - INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts", which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Prior to the adoption of ASU 2010-26, we defined DAC as commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investments contracts that vary with and are related primarily to new or renewal business, regardless of whether the acquisition efforts were successful or unsuccessful. Upon the adoption of ASU 2010-26, we revised our accounting policy to only defer acquisition costs directly related to successful contract acquisitions or renewals, and excluded from DAC those costs incurred for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development. In addition, indirect acquisition costs including administrative costs, rent, depreciation, occupancy costs, equipment costs and other general overhead are excluded from DAC. The costs that are considered non-deferrable acquisition costs under ASU 2010-26 are expensed in the period incurred.

We adopted the provisions of ASU 2010-26 as of January 1, 2012, and elected to retrospectively restate all prior periods.

The following table summarizes the effect of the restatement (in millions) on our previously reported Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income:


                                                                AS OF
                                                            DECEMBER 31,
                                                                2011
                                                            ------------
Deferred acquisition costs and value of business acquired    $  (1,394)
Total assets                                                    (1,394)
Other liabilities                                                 (479)
Total liabilities                                                 (489)
Retained earnings                                               (1,137)
Accumulated other comprehensive income (loss)                      231
Total stockholders' equity                                        (904)


                                                 FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                              --------------------------
                                                2011           2010
                                              -----------    -----------
Realized gain (loss)                          $       8      $      10
Total revenues                                        9             13
Commissions and other expenses                      117            134
Total expenses                                      117            134
Income (loss) from continuing operations
    before taxes                                   (108)          (122)
Federal income tax expense (benefit)                (39)           (43)
Income (loss) from continuing operations            (70)           (78)
Net income (loss)                                   (70)           (78)

INTANGIBLES - GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If the assessment of relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. We adopted the provisions of ASU 2011-08 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

In July 2012, the FASB issued ASU No. 2012-02, "Testing Indefinite-Lived Intangible Assets for Impairment" ("ASU 2012-02"), which provides an option to first assess qualitative factors to determine whether the existence of events and circumstances indicate that it is more likely than not that the indefinite-lived intangible asset is impaired. If based on the qualitative assessment an entity determines that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the quantitative impairment test is not required. In addition, an entity has the option to bypass the qualitative assessment in any period and proceed directly to the quantitative assessment, with the option to return to the qualitative assessment in any subsequent period. We adopted the provisions of ASU 2012-02 effective October 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other similar agreements. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee; and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. We adopted the provisions of ASU 2011-03 effective January 1, 2012. The adoption did not have a material effect on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 will require an entity to provide enhanced disclosures about certain financial instruments and derivatives, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. The amendments in ASU 2011-11 and ASU 2013-01, are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the requirements in ASU 2011-11 and ASU 2013-01 for the quarterly period ending March 31, 2013, and will include the required disclosures in the notes to our consolidated financial statements.

COMPREHENSIVE INCOME TOPIC

In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. The amendments in ASU 2013-02 are effective prospectively for reporting periods beginning after December 15, 2012. We will adopt the requirements of ASU 2013-02 beginning with our financial statements for the quarterly period ending March 31, 2013, and will include the enhanced disclosures in the notes to our consolidated financial statements.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, CAPITAL CONTRIBUTIONS AND REINSURANCE NOVATED

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (32)
Deferred acquisition costs and value of business acquired                             (148)
Reinsurance recoverables                                                               547
                                                                                  ----------
    Total assets                                                                  $    367
                                                                                  ==========

LIABILITIES
Other contract holder funds                                                       $    (44)
Deferred gain on indemnity reinsurance                                                (233)
Funds withheld reinsurance liabilities                                                 676
Other liabilities                                                                      (32)
                                                                                  ----------
    Total liabilities                                                             $    367
                                                                                  ==========

REINSURANCE RECAPTURED FROM LNBAR

During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2012:


ASSETS
Cash and invested cash                                                            $    119
Other assets                                                                           (34)
                                                                                  ----------
      Total assets                                                                $     85
                                                                                  ==========
LIABILITIES
Reinsurance related embedded derivatives                                          $     39
Other liabilities                                                                       45
                                                                                  ----------
      Total liabilies                                                             $     84
                                                                                  ==========

REVENUES AND EXPENSES
Benefits                                                                          $    290
Commissions and other expenses                                                        (289)
                                                                                  ----------
      Net income (loss)                                                           $      1
                                                                                  ==========


During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income as of and for the year ended December 31, 2011:


ASSETS
Cash                                                                              $    204
Deferred acquisition costs                                                             243
                                                                                  ----------
      Total assets                                                                $    447
                                                                                  ==========

LIABILITIES
Future contract benefits                                                          $    613
Other contract holder funds                                                             18
Funds withheld reinsurance liabilities                                                (300)
Deferred gain (loss) on business sold through reinsurance                              106
Other liabilities                                                                        4
                                                                                  ----------
      Total liabilities                                                           $    441
                                                                                  ==========

REVENUES AND EXPENSES
Amortization of deferred gain (loss) on business sold through reinsurance:

Write-off of unamortized deferred gain (loss)                                     $     34
Benefits                                                                               (24)
Federal income tax expense                                                              (4)
                                                                                  ----------
      Net income                                                                  $      6
                                                                                  ==========

REINSURANCE NOVATED FROM LRCVII TO LNBAR

During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:


ASSETS
Cash and invested cash                                                            $    (52)
                                                                                  ----------
    Total assets                                                                  $    (52)
                                                                                  ==========

LIABILITIES
Reinsurance related embedded derivatives                                               (18)
Deferred gain on indemnity reinsurance                                                   8
Long-term debt                                                                        (500)
Funds withheld reinsurance liabilities                                                 500
Other liabilities                                                                      (16)
                                                                                  ----------
    Total liabilities                                                             $    (26)
                                                                                  ==========

REVENUES AND EXPENSES
Net investment income                                                             $    (13)
Benefits                                                                                13
                                                                                  ----------
    Net Income                                                                    $    (26)
                                                                                  ==========

CAPITAL CONTRIBUTIONS

On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):


                                                                                      FOR THE YEARS ENDED
                                                                                         DECEMBER 31,
                                                                                   --------------------------
                                                                                     2011         2011
                                                                                   ----------   ----------
                                                                                     LIAC         OTHER
                                                                                   ----------   ----------
Cash and invested cash                                                             $      1     $      -
Other assets                                                                              9            -
Other liabilities                                                                        (5)           5
                                                                                   ----------     --------
    Total(1)                                                                       $      5     $      5
                                                                                   ==========   ==========


(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss) since adopting new accounting guidance in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2012:


                                                        AMOUNT AND DATE OF ISSUANCE
                                                        ---------------------------
                                                             $400          $200
                                                           DECEMBER       APRIL
                                                             2006          2007
                                                        -------------   -----------
Original attachment point (subordination)                     5.50 %        2.05 %
Current attachment point (subordination)                      4.17 %        1.48 %
Maturity                                                  12/20/2016     3/20/2017
Current rating of tranche                                        BB-           Ba2
Current rating of underlying collateral pool                  Aa1-B3      Aaa-Caa2
Number of defaults in underlying collateral pool                  2             2
Number of entities                                              123            99
Number of countries                                              20            21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2012:

                             AAA          AA            A           BBB          BB            B           CCC         TOTAL
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------

INDUSTRY
Financial intermediaries      - %        2.1 %        7.0 %        1.4 %          - %          - %          - %       10.5 %
Telecommunications            - %          - %        5.5 %        4.5 %          - %        0.5 %          - %       10.5 %
Oil and gas                 0.3 %        2.1 %        1.0 %        4.6 %          - %          - %          - %        8.0 %
Utilities                     - %          - %        2.6 %        2.0 %          - %          - %          - %        4.6 %
Chemicals and plastics        - %          - %        2.3 %        1.2 %        0.4 %          - %          - %        3.9 %
Drugs                       0.3 %        2.2 %        1.2 %          - %          - %          - %          - %        3.7 %
Retailers (except food
    and drug)                 - %          - %        2.1 %        0.9 %        0.5 %          - %          - %        3.5 %
Industrial equipment          - %          - %        3.0 %        0.3 %          - %          - %          - %        3.3 %
Sovereign                     - %        0.7 %        1.2 %        1.3 %          - %          - %          - %        3.2 %
Conglomerates                 - %        2.3 %        0.9 %          - %          - %          - %          - %        3.2 %
Forest products               - %          - %          - %        1.6 %        1.4 %          - %          - %        3.0 %
Other                         - %        4.5 %       15.4 %       17.4 %        4.1 %        0.9 %        0.3 %       42.6 %
                          ---------    ---------    ---------    ---------    ---------    ---------    ---------    ---------
      Total                 0.6 %       13.9 %       42.2 %       35.2 %        6.4 %        1.4 %        0.3 %      100.0 %
                          =========    =========    =========    =========    =========    =========    =========    =========

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.


Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                           ----------------------------------------    ----------------------------------------
                                             NUMBER                                      NUMBER
                                               OF          NOTIONAL      CARRYING          OF         NOTIONAL       CARRYING
                                           INSTRUMENTS     AMOUNTS         VALUE       INSTRUMENTS    AMOUNTS         VALUE
                                           -----------    -----------    ----------    -----------    ----------    -----------
ASSETS
Fixed maturity securities:
    Asset-backed credit card loan                 N/A     $       -      $    598             N/A     $      -      $     592
    U.S. government bonds                         N/A             -           110             N/A            -            108
Excess mortality swap                              1            100             -              1           100              -
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total assets(1)                            1      $     100      $    708              1      $    100      $     700
                                           ===========    ===========    ==========    ===========    ==========    ===========

LIABILITIES
Non-qualifying hedges:
    Credit default swaps                           2      $     600      $    129              2      $    600      $     295
    Contingent forwards                            2              -            (1)             2             -             (4)
                                           -----------    -----------    ----------    -----------    ----------    -----------
      Total non-qualifying hedges                  4            600           128              4           600            291
                                           -----------    -----------    ----------    -----------    ----------    -----------
Federal income tax                                N/A             -           (36)            N/A            -            (98)
                                           -----------    -----------    ----------    -----------    ----------    -----------
        Total liabilities(2)                       4      $     600      $     92              4      $    600      $     193
                                           ===========    ===========    ==========    ===========    ==========    ===========



(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in VIEs' liabilities on our Consolidated Balance Sheets.


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2012.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                             2012           2011
                                           -----------    ----------

NON-QUALIFYING HEDGES
Credit default swaps                       $     166      $    (80)
Contingent forwards                               (3)           (2)
                                           -----------    ----------
    Total non-qualifying hedges(1)         $     163      $    (82)
                                           ===========    ==========



(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principal.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5.  INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:


                                                                                AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  59,127     $   7,977      $    216      $     104      $ 66,784
U.S. government bonds                                           339            54             -              -           393
Foreign government bonds                                        549            91             -              -           640
RMBS                                                          5,494           449             3             57         5,883
CMBS                                                            925            63            14             19           955
CDOs                                                            189             2             3              8           180
State and municipal bonds                                     3,455           795             7              -         4,243
Hybrid and redeemable preferred securities                    1,143           103            70              -         1,176
VIEs' fixed maturity securities                                 677            31             -              -           708
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            71,898         9,565           313            188        80,962
Equity securities                                               137            22             2              -           157
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  72,035     $   9,587      $    315      $     188      $ 81,119
                                                          ===========   ===========    ==========    ===========    ==========



                                                                                AS OF DECEMBER 31, 2011
                                                          --------------------------------------------------------------------
                                                                                   GROSS UNREALIZED
                                                           AMORTIZED    ----------------------------------------      FAIR
                                                             COST         GAINS         LOSSES          OTTI          VALUE
                                                          -----------   -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                           $  52,665     $   5,989      $    507      $      60      $ 58,087
U.S. government bonds                                           395            50             -              -           445
Foreign government bonds                                        654            64             -              -           718
RMBS                                                          7,331           522            70            119         7,664
CMBS                                                          1,563            68            93              9         1,529
CDOs                                                            120             -            19              -           101
State and municipal bonds                                     3,399           553             9              -         3,943
Hybrid and redeemable preferred securities                    1,239            47           166              -         1,120
VIEs' fixed maturity securities                                 673            27             -              -           700
                                                          -----------   -----------    ----------    -----------    ----------
  Total fixed maturity securities                            68,039         7,320           864            188        74,307
Equity securities                                               135            16            12              -           139
                                                          -----------   -----------    ----------    -----------    ----------
        Total AFS securities                              $  68,174     $   7,336      $    876      $     188      $ 74,446
                                                          ===========   ===========    ==========    ===========    ==========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2012, were as follows:


                                                          AMORTIZED        FAIR
                                                             COST          VALUE
                                                          -----------  ------------
Due in one year or less                                   $   2,872    $    2,922
Due after one year through five years                        12,334        13,470
Due after five years through ten years                       23,662        26,520
Due after ten years                                          26,422        31,032
                                                          -----------  ------------
    Subtotal                                                 65,290        73,944
                                                          -----------  ------------
MBS                                                           6,419         6,838
CDOs                                                            189           180
                                                          -----------  ------------
      Total fixed maturity AFS securities                 $  71,898    $   80,962
                                                          ===========  ============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:


                                                                        AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                           LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,814      $    142      $     918      $    178      $   3,732      $    320
RMBS                                             253            36            196            24            449            60
CMBS                                              63            16            104            17            167            33
CDOs                                              10             8             53             3             63            11
State and municipal bonds                         64             1             24             6             88             7
Hybrid and redeemable
  preferred securities                            71             3            281            67            352            70
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,275           206          1,576           295          4,851           501
Equity securities                                  7             2              -             -              7             2
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,282      $    208      $   1,576      $    295      $   4,858      $    503
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            617
                                                                                                                    ==========


                                                                        AS OF DECEMBER 31, 2011
                                           -----------------------------------------------------------------------------------
                                              LESS THAN OR EQUAL              GREATER THAN
                                               TO TWELVE MONTHS              TWELVE MONTHS                    TOTAL
                                           -------------------------    -------------------------    -------------------------
                                                            GROSS                        GROSS                        GROSS
                                                          UNREALIZED                   UNREALIZED                   UNREALIZED
                                                          LOSSES                       LOSSES                       LOSSES
                                              FAIR           AND           FAIR           AND           FAIR           AND
                                             VALUE          OTTI          VALUE          OTTI          VALUE          OTTI
                                           -----------    ----------    -----------    ----------    -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                            $   2,764      $    152      $   1,420      $    415      $   4,184      $    567
RMBS                                             525           118            408            71            933           189
CMBS                                             173            15            136            87            309           102
CDOs                                               9             1             80            18             89            19
State and municipal bonds                         31             -             30             9             61             9
Hybrid and redeemable
  preferred securities                           315            23            340           143            655           166
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total fixed maturity securities            3,817           309          2,414           743          6,231         1,052
Equity securities                                 38            12              -             -             38            12
                                           -----------    ----------    -----------    ----------    -----------    ----------
      Total AFS securities                 $   3,855      $    321      $   2,414      $    743      $   6,269      $  1,064
                                           ===========    ==========    ===========    ==========    ===========    ==========

Total number of AFS securities in an unrealized loss position                                                            891
                                                                                                                    ==========


For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:


                                                                                        AS OF DECEMBER 31, 2012
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $     34      $       9     $       1             14
Nine months or greater, but less than twelve months                            15             10             -              3
Twelve months or greater                                                      385            175           125            131
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $    434      $     194     $     126            148
                                                                         ==========    ===========   ===========    =============


                                                                                        AS OF DECEMBER 31, 2011
                                                                         --------------------------------------------------------
                                                                                           GROSS UNREALIZED           NUMBER
                                                                           FAIR        -------------------------        OF
                                                                           VALUE         LOSSES         OTTI        SECURITIES(1)
                                                                         ----------    -----------   -----------    -------------
Less than six months                                                     $    378      $     123     $      29             56
Six months or greater, but less than nine months                               51             28            12             18
Nine months or greater, but less than twelve months                             2              -             1              7
Twelve months or greater                                                      596            454           102            175
                                                                         ----------    -----------   -----------    -------------
    Total                                                                $  1,027      $     605     $     144            256
                                                                         ==========    ===========   ===========    =============

(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2012, decreased $561 million in comparison to December 31, 2011. As discussed further below, we believe the unrealized loss position as of December 31, 2012, did not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2012, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2012, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2012, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2012, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:


                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                       -----------------------------------------
                                                                                          2012           2011          2010
                                                                                       ------------    ----------    -----------
Balance as of beginning-of-year                                                        $      380      $    309      $     260
    Increases attributable to:
      Credit losses on securities for which an OTTI was not
        previously recognized                                                                  98            54             13
      Credit losses on securities for which an OTTI was
        previously recognized                                                                  59            68             61
    Decreases attributable to:
      Securities sold                                                                        (135)          (51)           (25)
                                                                                       ------------    ----------    -----------
          Balance as of end-of-year                                                    $      402      $    380      $     309
                                                                                       ============    ==========    ===========

During 2012, 2011 and 2010, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

o  Failure of the issuer of the security to make scheduled payments;
o  Deterioration of creditworthiness of the issuer;
o  Deterioration of conditions specifically related to the security;
o  Deterioration of fundamentals of the industry in which the issuer operates;
o Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and
o  Deterioration of the rating of the security by a rating agency.


We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds                                                                                      $   1,817      $  1,780
U.S. government bonds                                                                                      310           376
Foreign government bonds                                                                                    32            39
RMBS                                                                                                       188           237
CMBS                                                                                                        17            31
CDOs                                                                                                         4             4
State and municipal bonds                                                                                   25            24
Hybrid and redeemable preferred securities                                                                  42            45
                                                                                                     -----------    ----------
  Total fixed maturity securities                                                                        2,435         2,536
Equity securities                                                                                            2             2
                                                                                                     -----------    ----------
     Total trading securities                                                                        $   2,437      $  2,538
                                                                                                     ===========    ==========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2012, 2011 and 2010, was $53 million, $115 million and $86 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 31% and 32% of mortgage loans on real estate as of December 31, 2012 and 2011, respectively.

The following provides the composition of our mortgage loans on real estate (in millions):


                                                                                                       AS OF DECEMBER 31,
                                                                                                    -------------------------
                                                                                                      2012           2011
                                                                                                    -----------    ----------
Current                                                                                             $   6,791      $  6,579
Valuation allowance associated with impaired mortgage loans on real estate                                 (6)           (3)
Unamortized premium (discount)                                                                              7            13
                                                                                                    -----------    ----------
    Total carrying value                                                                            $   6,792      $  6,589
                                                                                                    ===========    ==========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     --------------------------
                                                                                                       2012           2011
                                                                                                     -----------    -----------

Number of impaired mortgage loans on real estate                                                             4              3
                                                                                                     ===========    ===========

Principal balance of impaired mortgage loans on real estate                                          $      38      $      11
Valuation allowance associated with impaired mortgage loans on real estate                                  (6)            (3)
                                                                                                     -----------    -----------
    Carrying value of impaired mortgage loans on real estate                                         $      32      $       8
                                                                                                     ===========    ===========



The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Average carrying value for impaired mortgage loans on real estate                      $      17     $      15      $      29
Interest income recognized on impaired mortgage loans on real estate                           1             1              3
Interest income collected on impaired mortgage loans on real estate                            1             1              3



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):



                                                   AS OF DECEMBER 31, 2012                     AS OF DECEMBER 31, 2011
                                            ---------------------------------------    ----------------------------------------
                                                                           DEBT-                                      DEBT-
                                                                          SERVICE                                    SERVICE
                                            PRINCIPAL        % OF        COVERAGE      PRINCIPAL        % OF         COVERAGE
                                             AMOUNT         TOTAL          RATIO         AMOUNT        TOTAL          RATIO
                                            ----------    -----------    ----------    -----------   -----------    -----------
LOAN-TO-VALUE
Less than 65%                               $  5,526        81.3 %         1.68        $   5,173        78.6 %        1.61
65% to 74%                                       869        12.8 %         1.39            1,130        17.2 %        1.38
75% to 100%                                      350         5.2 %         0.82              256         3.9 %        0.95
Greater than 100%                                 46         0.7 %         0.79               20         0.3 %        0.73
                                            ----------    -----------                  -----------   ------------
    Total mortgage loans on real estate     $  6,791       100.0 %                     $   6,579       100.0 %
                                            ==========    ===========                  ===========   ============

ALTERNATIVE INVESTMENTS

As of December 31, 2012 and 2011, alternative investments included investments in 98 and 96 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities                                                          $   3,813     $   3,724      $   3,577
Equity AFS securities                                                                          6             5              5
Trading securities                                                                           138           145            148
Mortgage loans on real estate                                                                381           392            407
Real estate                                                                                   11            18             16
Standby real estate equity commitments                                                         -             1              1
Policy loans                                                                                 163           161            167
Invested cash                                                                                  4             3              5
Commercial mortgage loan prepayment
    and bond make-whole premiums                                                              39            75             61
Alternative investments                                                                      125            90             93
Consent fees                                                                                   3             3              8
Other investments                                                                             (5)            -              7
                                                                                       -----------   -----------    -----------
      Investment income                                                                    4,678         4,617          4,495
Investment expense                                                                          (127)         (127)          (133)
                                                                                       -----------   -----------    -----------
        Net investment income                                                          $   4,551     $   4,490      $   4,362
                                                                                       ===========   ===========    ===========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Fixed maturity AFS securities:
    Gross gains                                                                        $      14     $      84      $     100
    Gross losses                                                                            (187)         (218)          (241)
Equity AFS securities:
    Gross gains                                                                                1            10              9
    Gross losses                                                                              (9)            -             (4)
Gain (loss) on other investments                                                              15            27             (4)
Associated amortization of DAC, VOBA, DSI and DFEL
    and changes in other contract holder funds                                                 2            (9)             8
                                                                                       -----------   -----------    -----------
      Total realized gain (loss) related to certain investments                        $    (164)    $    (106)     $    (132)
                                                                                       ===========   ===========    ===========


Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
    Corporate bonds                                                                    $    (62)     $     (13)     $    (88)
    RMBS                                                                                    (50)           (76)          (61)
    CMBS                                                                                    (47)           (56)          (41)
    CDOs                                                                                     (2)            (1)           (1)
    Hybrid and redeemable preferred securities                                                -             (2)           (5)
                                                                                         --------      ---------      --------
      Total fixed maturity securities                                                      (161)          (148)         (196)
Equity securities                                                                            (8)             -            (3)
                                                                                         --------      ---------      --------
        Gross OTTI recognized in net income (loss)                                         (169)          (148)         (199)
        Associated amortization of DAC, VOBA, DSI and DFEL                                   30             30            44
                                                                                       ----------    -----------    ----------
          Net OTTI recognized in net income (loss), pre-tax                            $   (139)     $    (118)     $   (155)
                                                                                       ==========    ===========    ==========

PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                                                           $    118      $      54      $     93
Change in DAC, VOBA, DSI and DFEL                                                           (15)           (12)          (11)
                                                                                       ----------    -----------    ----------
    Net portion of OTTI recognized in OCI, pre-tax                                     $    103      $      42      $     82
                                                                                       ==========    ===========    ==========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2012 and 2011, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2012 and 2011, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation. With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:


                                                                         AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                         -------------------------   --------------------------
                                                                         CARRYING         FAIR        CARRYING         FAIR
                                                                           VALUE         VALUE         VALUE          VALUE
                                                                         ----------    -----------   -----------    -----------
Collateral payable held for derivative investments(1)                    $  2,507      $   2,507     $   2,994      $   2,994
Securities pledged under securities lending agreements(2)                     197            189           200            193
Securities pledged under reverse repurchase agreements(3)                     280            294           280            294
Securities pledged for Term Asset-Backed Securities
    Loan Facility ("TALF")(4)                                                  37             52           173            199
Investments pledged for Federal Home Loan Bank of
    Indianapolis ("FHLBI")(5)                                               1,100          1,936           100            142
                                                                         ----------    -----------   -----------    -----------
      Total payables for collateral on investments                       $  4,121      $   4,978     $   3,747      $   3,822
                                                                         ==========    ===========   ===========    ===========


(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Collateral payable held for derivative investments                                     $    (487)    $   2,141      $     219
Securities pledged under securities lending agreements                                        (3)            1           (302)
Securities pledged under reverse repurchase agreements                                         -             -            (64)
Securities pledged for TALF                                                                 (136)         (107)           (65)
Investments pledged for FHLBI                                                              1,000             -              -
                                                                                       -----------   -----------    -----------
    Total increase (decrease) in payables for collateral on investments                $     374     $   2,035      $    (212)
                                                                                       ===========   ===========    ===========


INVESTMENT COMMITMENTS

As of December 31, 2012, our investment commitments were $536 million, which included $226 million of LPs, $146 million of private placement securities and $164 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2012 and 2011, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $3.6 billion and $4.7 billion, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.2 billion and $2.5 billion, respectively, or 2% and 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.4 billion, or 9% of our invested assets portfolio and our investment securities in the banking industry with a fair value of $5.3 billion, or 5% of our invested assets portfolio. As of December 31, 2011, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion, or 8% of our invested assets portfolio and our investment securities in the collateralized mortgage and other obligations industry with a fair value of $5.3 billion, or 6% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.

For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

TREASURY AND REVERSE TREASURY LOCKS

We use treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to our issuance of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. In addition, we use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.


PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS - BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS - SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:




                                                   AS OF DECEMBER 31, 2012                    AS OF DECEMBER 31, 2011
                                           ----------------------------------------   ----------------------------------------
                                                                 FAIR VALUE                                 FAIR VALUE
                                            NOTIONAL      -------------------------    NOTIONAL      -------------------------
                                            AMOUNTS         ASSET       LIABILITY      AMOUNTS         ASSET       LIABILITY
                                           -----------    ----------    -----------   -----------    ----------    -----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)             $   2,001    $      353      $     224     $   2,212      $    385      $     241
    Foreign currency contracts(1)                420            39             26           340            52             14
                                           -----------   -----------    -----------   -----------    ----------    -----------
      Total cash flow hedges                   2,421           392            250         2,552           437            255
                                           -----------   -----------    -----------   -----------    ----------    -----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                    35,539         1,030            474        30,232         1,042            475
Foreign currency contracts(1)                     48             -              -             4             -              -
Equity market contracts(1)                    19,744         1,734            170        16,300         2,152             55
Equity collar(1)                                   9             1              -             -             -              -
Credit contracts(1)                                -             -              -            48             -              -
Credit contracts(2)                              149             -             11           148             -             16
Embedded derivatives:
    Indexed annuity contracts(3)                   -             -            732             -             -            399
    Guaranteed living benefits ("GLB")
      reserves(3)                                  -             -            909             -             -          2,217
    Reinsurance related(4)                         -             -            184             -                           12
                                           -----------   -----------    -----------   -----------    ----------    -----------
        Total derivative instruments       $  57,910      $  3,157      $   2,730     $  49,284      $  3,631      $   3,429
                                           ===========   ===========    ===========   ===========    ==========    ===========

(1) Reported in derivative investments on our Consolidated Balance Sheets.
(2) Reported in other liabilities on our Consolidated Balance Sheets.
(3) Reported in future contract benefits on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:


                                                                 REMAINING LIFE AS OF DECEMBER 31, 2012
                                           -----------------------------------------------------------------------------------
                                           LESS THAN        1 - 5         6 - 10        11 - 30       OVER 30
                                             1 YEAR         YEARS         YEARS          YEARS         YEARS          TOTAL
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest rate contracts(1)                 $   2,834      $ 19,828      $   5,901      $  8,977      $       -      $ 37,540
Foreign currency contracts(2)                     48           205            200            15              -           468
Equity market contracts                       10,667         3,895          5,165            23              3        19,753
Credit contracts                                   -           149              -             -              -           149
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Total derivative instruments
      with notional amounts                $  13,549      $ 24,077      $  11,266      $  9,015      $       3      $ 57,910
                                           ===========    ==========    ===========    ==========    ===========    ==========

(1) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2012, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                        $    132      $     (14)     $    (13)
Cumulative effect from adoption of new accounting standards                                   -              -             3
Other comprehensive income (loss):
    Unrealized holding gains (losses) arising during the year:
      Cash flow hedges:
        Interest rate contracts                                                             (41)           201           (18)
        Foreign currency contracts                                                          (22)             3            14
      AFS securities embedded derivatives                                                     -              -             2
    Change in foreign currency exchange rate adjustment                                     (12)             7             4
    Change in DAC, VOBA, DSI and DFEL                                                        14              1            (1)
    Income tax benefit (expense)                                                             20            (74)           (1)
    Less:
     Reclassification adjustment for gains (losses) included in net income (loss):
        Cash flow hedges:
          Interest rate contracts(1)                                                        (21)           (15)            4
          Foreign currency contracts(1)                                                       3              2             2
     Associated amortization of DAC, VOBA, DSI and DFEL                                       3              1             -
     Income tax benefit (expense)                                                             5              4            (2)
                                                                                       ----------    -----------    ----------
           Balance as of end-of-year                                                   $    101      $     132      $    (14)
                                                                                       ==========    ===========    ==========


(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).


The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          ----------    -----------    ----------
QUALIFYING HEDGES
Cash flow hedges:
    Interest rate contracts(1)                            $    (22)     $     (15)     $      3
    Foreign currency contracts(1)                                3              2             2
                                                          ----------    -----------    ----------
      Total cash flow hedges                                   (19)           (13)            5
                                                          ----------    -----------    ----------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                                     (26)           (44)            5
Interest rate contracts(2)                                      52          1,144           175
Foreign currency contracts(1)                                    -              -            43
Foreign currency contracts(2)                                   (8)           (12)          (13)
Equity market contracts(2)                                  (1,014)           315          (386)
Equity market contracts(3)                                    (362)            26          (118)
Credit contracts(1)                                              -              -             1
Credit contracts(2)                                              2             (7)            7
Embedded derivatives:
    Indexed annuity contracts(2)                              (136)             5           (81)
    GLB reserves(2)                                          1,308         (1,809)          268
    Reinsurance related(2)                                     (50)           (47)          (71)
    AFS securities(1)                                            -              -            (4)
                                                          ----------    -----------    ----------
        Total derivative instruments                      $  (253)      $    (442)     $   (169)
                                                          ==========    ===========    ==========


(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Gain (loss) recognized as a component of OCI with
    the offset to net investment income                   $     (18)    $     (13)     $      6


As of December 31, 2012, $21 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2012 and 2011, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:


                                            AS OF DECEMBER 31, 2012
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)      PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2016(3)               (4)            (5)          BBB-               3          $  (4)       $    68

     03/20/2017(3)               (4)            (5)          BBB-               4             (7)            81
                                                                           -----------    -----------   ---------
                                                                                7          $ (11)       $   149
                                                                           ===========    ===========   =========




                                            AS OF DECEMBER 31, 2011
-----------------------------------------------------------------------------------------------------------------
                                                            CREDIT
                               REASON        NATURE       RATING OF          NUMBER                      MAXIMUM
                                FOR            OF         UNDERLYING           OF            FAIR       POTENTIAL
        MATURITY              ENTERING      RECOURSE      OBLIGATION(1)    INSTRUMENTS     VALUE(2)       PAYOUT
-------------------------    -----------    ----------    -------------    -----------    -----------   ---------
     12/20/2012(6)               (4)            (5)          BBB+               4         $    -        $   40

     12/20/2016(3)               (4)            (5)          BBB+               3            (12)           68

     03/20/2017(3)               (4)            (5)          BBB                2             (4)           40
                                                                           -----------    -----------   ---------
                                                                                9         $  (16)       $  148
                                                                           ===========    ===========   =========


(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of credit default swaps.
(3) These credit default swaps were sold to a counter-party of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(6) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Maximum potential payout                                                 $      149      $     148
Less:
    Counterparty thresholds                                                       -              -
                                                                         ----------    -----------
      Maximum collateral potentially required to post                    $      149      $     148
                                                                         ==========    ===========

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $11 million as of December 31, 2012, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2012, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2012, our exposure was $13 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:


                              AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                             --------------------------   --------------------------
                             COLLATERAL     COLLATERAL    COLLATERAL     COLLATERAL
                             POSTED BY      POSTED BY     POSTED BY      POSTED BY
           S&P                COUNTER-         LNC         COUNTER-         LNC
         CREDIT                PARTY         (HELD BY       PARTY         (HELD BY
        RATING OF             (HELD BY       COUNTER-      (HELD BY       COUNTER-
      COUNTERPARTY              LNC)          PARTY)         LNC)          PARTY)
--------------------------   -----------    -----------   -----------    -----------
           AA                $      41      $       -     $      35      $       -
           AA-                      58              -           219              -
           A+                      551              -           826              -
            A                      762            (68)        1,613            (69)
           A-                    1,113              -           373              -
           BBB                       4              -             -              -
                             -----------    -----------   -----------    -----------
                             $   2,529      $     (68)    $   3,066      $     (69)
                             ===========    ===========   ===========    ===========


7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Current                                                   $    (320)    $     (84)     $    (74)
Deferred                                                        664           354           379
                                                          -----------   -----------    ----------
    Federal income tax expense (benefit)                  $     344     $     270      $    305
                                                          ===========   ===========    ==========

A reconciliation of the effective tax rate differences (in millions) was as follows:



                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------
Tax rate times pre-tax income                             $     527     $     186      $    456
Effect of:
    Separate account dividend received deduction               (128)         (135)         (109)
    Tax credits                                                 (34)          (46)          (39)
    Goodwill                                                     (2)          260             -
    Change in uncertain tax positions                           (88)            7             3
    Other items                                                  69            (2)           (6)
                                                          -----------   -----------    ----------
      Federal income tax expense (benefit)                $     344     $     270      $    305
                                                          ===========   ===========    ==========
Effective tax rate                                             23 %          51 %          23 %
                                                          ===========   ===========    ==========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The change in uncertain tax positions relates primarily to the lapse of statute of limitations for prior year tax returns. Other items include corrections of immaterial errors in prior period.

The federal income tax asset (liability) (in millions) was as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Current                                                                  $    173      $    (276)
Deferred                                                                   (3,391)        (2,233)
                                                                         ----------    -----------
    Total federal income tax asset (liability)                           $ (3,218)     $  (2,509)
                                                                         ==========    ===========



Significant components of our deferred tax assets and liabilities (in millions) were as follows:


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds                $     900      $  1,034
Deferred gain on business sold through reinsurance                             27           136
Reinsurance related embedded derivative asset                                 141           123
Investments                                                                   448           222
Compensation and benefit plans                                                141           130
Net operating loss                                                              4             -
Net capital loss                                                               32            59
Tax credits                                                                   205           200
VIE                                                                            36            98
Other                                                                          44           197
                                                                        -----------    ----------
    Total deferred tax assets                                               1,978         2,199
                                                                        -----------    ----------


                                                                           AS OF DECEMBER 31,
                                                                        -------------------------
                                                                          2012           2011
                                                                        -----------    ----------
DEFERRED TAX LIABILITIES
DAC                                                                     $   1,393      $  1,412
VOBA                                                                          239           370
Net unrealized gain on AFS securities                                       3,283         2,188
Net unrealized gain on trading securities                                     150           126
Intangibles                                                                   172           173
Other                                                                         132           163
                                                                        -----------    ----------
    Total deferred tax liabilities                                          5,369         4,432
                                                                        -----------    ----------
      Net deferred tax asset (liability)                                $  (3,391)     $ (2,233)
                                                                        ===========    ==========

As of December 31, 2012, the Company had $11 million of net operating loss carryforwards that begin to expire in 2031 and $90 million of capital loss carryforwards that begin to expire in 2014. In addition, the Company had $139 million of alternative minimum tax credits that are not subject to expiration and $66 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that the Company will realize the benefits of its deferred tax assets, and, accordingly, no valuation allowance has been recorded.


As of December 31, 2012 and 2011, $59 million and $191 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. The Company is not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:


                                                                  FOR THE
                                                                YEARS ENDED
                                                                DECEMBER 31,
                                                          -------------------------
                                                            2012          2011
                                                          -----------   -----------
Balance as of beginning-of-year                           $     275     $     278
    Increases for prior year tax positions                        -             2
    Decreases for prior year tax positions                     (145)          (11)
    Increases for current year tax positions                      3            12
    Decreases for current year tax positions                      -            (6)
    Decreases for settlements with taxing authorities            (2)            -
    Decreases for lapse of statute of limitations               (64)            -
                                                          -----------   -----------
      Balance as of end-of-year                           $      67     $     275
                                                          ===========   ===========

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2012, 2011 and 2010, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(78) million, $8 million and $6 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $11 million and $89 million as of December 31, 2012 and 2011, respectively.

The Company is subject to examination by U.S. federal, state, local and non-U.S. income authorities. The Company is currently under examination by the IRS for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. The Company has protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. The Company believes a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. The Company does not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

8.  DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:



                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  5,887      $   6,029      $  7,310
    Cumulative effect from adoption of new accounting standards                               -              -        (1,483)
    Business acquired (sold) through reinsurance                                           (126)           184           (14)
    Deferrals                                                                             1,294          1,368         1,353
    Amortization, net of interest:
      Unlocking                                                                             (71)          (130)           93
      Amortization, excluding unlocking, net of interest                                   (760)          (666)         (654)
    Adjustment related to realized (gains) losses                                           (49)           (39)          (51)
    Adjustment related to unrealized (gains) losses                                        (145)          (859)         (525)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  6,030      $   5,887      $  6,029
                                                                                       ==========    ===========    ==========

Changes in VOBA (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011          2010
                                                                                       ----------    -----------   -----------
Balance as of beginning-of-year                                                        $  1,055      $   1,378     $   2,086
    Business acquired (sold) through reinsurance                                            (20)            12             -
    Deferrals                                                                                12             20            26
    Amortization:
      Unlocking                                                                             (23)           174           (48)
      Amortization, excluding unlocking                                                    (225)          (279)         (350)
    Accretion of interest(1)                                                                 73             78            89
    Adjustment related to realized (gains) losses                                             9             (6)           (7)
    Adjustment related to unrealized (gains) losses                                        (179)          (322)         (418)
                                                                                       ----------    -----------   -----------
        Balance as of end-of-year                                                      $    702      $   1,055     $   1,378
                                                                                       ==========    ===========   ===========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.30% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2012, was as follows:



2013                         $      94
2014                                72
2015                                64
2016                                57
2017                                52

Changes in DSI (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $    309      $     324      $    361
    Deferrals                                                                                39             39            66
    Amortization, net of interest:
      Unlocking                                                                              14             (2)           (3)
      Amortization, excluding unlocking, net of interest                                    (43)           (36)          (48)
    Adjustment related to realized (gains) losses                                            (5)            (3)          (11)
    Adjustment related to unrealized (gains) losses                                         (18)           (13)          (41)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $    296      $     309      $    324
                                                                                       ==========    ===========    ==========

Changes in DFEL (in millions) were as follows:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Balance as of beginning-of-year                                                        $  1,360      $   1,472      $  1,273
    Business acquired (sold) through reinsurance                                            (44)            18            22
    Deferrals                                                                               348            544           546
    Amortization, net of interest:
      Unlocking                                                                             (69)            31            (1)
      Amortization, excluding unlocking, net of interest                                   (206)          (160)         (190)
    Adjustment related to realized (gains) losses                                            (5)            (8)           (4)
    Adjustment related to unrealized (gains) losses                                         (42)          (537)         (174)
                                                                                       ----------    -----------    ----------
        Balance as of end-of-year                                                      $  1,342      $   1,360      $  1,472
                                                                                       ==========    ===========    ==========

9.  REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ---------------------------------------
                                                                                         2012          2011           2010
                                                                                       ----------    -----------    ----------
Direct insurance premiums and fees                                                     $  7,096      $   6,735      $  6,338
Reinsurance assumed                                                                          18             21            22
Reinsurance ceded                                                                        (1,287)        (1,511)       (1,361)
                                                                                       ----------    -----------    ----------
    Total insurance premiums and fees                                                  $  5,827      $   5,245      $  4,999
                                                                                       ==========    ===========    ==========

Direct insurance benefits                                                              $  4,714      $   4,828      $  4,321
Reinsurance recoveries netted against benefits                                           (1,778)        (2,624)       (1,754)
                                                                                       ----------    -----------    ----------
    Total benefits                                                                     $  2,936      $   2,204      $  2,567
                                                                                       ==========    ===========    ==========


We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 30% to 35% of the mortality risk on newly issued non-term life insurance contracts and approximately 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2012, the reserves associated with these reinsurance arrangements totaled $809 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.4 billion and $3.5 billion as of December 31, 2012 and 2011, respectively. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2012, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2012, included $1.5 billion and $176 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2012, 2011 and 2010, we amortized $48 million, $49 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:



                                                   FOR THE YEAR ENDED DECEMBER 31, 2012
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186           (647)           -          1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176           (176)           -              -
                                          ------------    -----------  -----------    -----------
    Total goodwill                         $   3,696      $  (1,423)   $       -      $   2,273
                                          ============    ===========  ===========    ===========

                                                   FOR THE YEAR ENDED DECEMBER 31, 2011
                                          -------------------------------------------------------
                                          ACQUISITION    CUMULATIVE
                                            BALANCE      IMPAIRMENT
                                             AS OF          AS OF                      BALANCE
                                           BEGINNING-    BEGINNING-                   AS OF END-
                                            OF-YEAR        OF-YEAR      IMPAIRMENT     OF-YEAR
                                          ------------    -----------  -------------  -----------
Annuities                                  $   1,040      $    (600)   $       -      $     440
Retirement Plan Services                          20              -            -             20
Life Insurance                                 2,186              -         (647)         1,539
Group Protection                                 274              -            -            274
Other Operations - Media                         176            (79)         (97)             -
                                          ------------    -----------  -------------  -----------
    Total goodwill                         $   3,696      $    (679)   $    (744)     $   2,273
                                          ============    ===========  =============  ===========

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:


                                                          AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                          -------------------------    -------------------------
                                                            GROSS                        GROSS
                                                           CARRYING     ACCUMULATED     CARRYING     ACCUMULATED
                                                            AMOUNT     AMORTIZATION      AMOUNT     AMORTIZATION
                                                          -----------  ------------    -----------  ------------
Life Insurance:
    Sales force                                           $     100    $       27      $     100      $     23
Retirement Plan Services:
    Mutual fund contract rights(1)                                5             -              2             -
Other Operations:
    FCC licenses(1)                                             129             -            118             -
    Other                                                         4             3              4             3
                                                          -----------  ------------    -----------  ------------
      Total                                               $     238    $       30      $     224      $     26
                                                          ===========  ============    ===========  ============

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2012, was as follows:


2013                         $       4
2014                                 4
2015                                 4
2016                                 4
2017                                 4




11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------  ------------
RETURN OF NET DEPOSITS
Total account value                                       $   63,478   $    54,004
Net amount at risk(1)                                            392         1,379
Average attained age of contract holders                    60 years      59 years
MINIMUM RETURN
Total account value                                       $      149   $       155
Net amount at risk(1)                                             37            48
Average attained age of contract holders                    73 years      72 years
Guaranteed minimum return                                        5 %           5 %
ANNIVERSARY CONTRACT VALUE
Total account value                                       $   23,019   $    21,648
Net amount at risk(1)                                          1,133         2,939
Average attained age of contract holders                    67 years      67 years


(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2012, to December 31, 2011, was attributable primarily to the increase in equity markets during 2012.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:


                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                            2012          2011           2010
                                                          -----------   -----------    ----------

Balance as of beginning-of-year                           $      84     $      44      $     71
    Changes in reserves                                          64            93            57
    Benefits paid                                               (44)          (53)          (84)
                                                          -----------   -----------    ----------
      Balance as of end-of-year                           $     104     $      84      $     44
                                                          ===========   ===========    ==========

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:


                                                             AS OF DECEMBER 31,
                                                          -------------------------
                                                            2012           2011
                                                          -----------    ----------
ASSET TYPE
Domestic equity                                           $  37,899      $ 34,286
International equity                                         14,850        13,095
Bonds                                                        21,174        17,735
Money market                                                  7,747         5,892
                                                          -----------    ----------
    Total                                                 $  81,670      $ 71,008
                                                          ===========    ==========

Percent of total variable annuity separate account
  values                                                       98 %          98 %


Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 38% of permanent life insurance in force as of December 31, 2012, and 29% of total sales for these products for the year ended December 31, 2012.

12.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:


                                                                                                        AS OF DECEMBER 31,
                                                                                                     -------------------------
                                                                                                       2012           2011
                                                                                                     -----------    ----------
Short-Term Debt
  Short-term notes payable to LNC                                                                    $      28      $     10
  Current maturities of long-term debt                                                                       4             -
                                                                                                     -----------    ----------
    Total short-term debt                                                                            $      32      $     10
                                                                                                     ===========    ==========

Long-Term Debt, Excluding Current Portion
  2.75% note, due 2013                                                                               $       -      $      4
  LIBOR + 3 bps notes, due 2017                                                                            250           250
  LIBOR + 100 bps loan, due 2037                                                                           375           375
  LIBOR + 341 bps loan, due 2040                                                                             -           500
  Surplus notes due LNC:
    9.76% surplus note, due 2024                                                                            50            50
    6.56% surplus note, due 2028                                                                           500           500
    6.03% surplus note, due 2028                                                                           750           750
                                                                                                     -----------    ----------
      Total surplus notes                                                                                1,300         1,300
                                                                                                     -----------    ----------
        Total long-term debt                                                                         $   1,925      $  2,429
                                                                                                     ===========    ==========

Future principal payments due on long-term debt (in millions) as of December 31, 2012, were as follows:


2013                                                                                   $      4
2014                                                                                          -
2015                                                                                          -
2016                                                                                          -
2017                                                                                        250
Thereafter                                                                                1,675
                                                                                       ----------
    Total                                                                              $  1,929
                                                                                       ==========


On September 10, 2010, LNC issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the Federal Home Loan Bank of Indianapolis due June 20, 2017.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 341 bps. On July 1, 2012, we repaid all of our LIBOR + 341 bps note due 2040.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2012. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2012, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $200 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("Adversary Proceeding") captioned LEHMAN BROTHERS SPECIAL FINANCING, INC. V.

BANK OF AMERICA, N.A. ET AL., Adv. Pro. No. 10-03547 (JMP) and instituted under IN RE LEHMAN BROTHERS HOLDINGS INC. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. ("LBSF") seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to Noteholders in accordance with the Note agreements. The Adversary proceeding is stayed through July 20, 2013, and LNL's response is currently due to be filed on September 5, 2013.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we subsidiaries are the subject of multiple regulatory inquiries and examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2012, 2011 and 2010, was $37 million, $36 million and $40 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2012, were as follows:



2013                         $      31
2014                                31
2015                                26
2016                                22
2017                                16

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2012, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 19%, 22% and 25% of Annuities' variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented approximately 50%, 54% and 58% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 21%, 27% and 29% of variable annuity product deposits in 2012, 2011 and 2010, respectively, and represented 58%, 62% and 66% of the segment's total variable annuity product account values as of December 31, 2012, 2011 and 2010, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $32 million and $29 million as of December 31, 2012 and 2011, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.


ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):



                                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                                          -------------------------------------
                                                                                            2012          2011         2010
                                                                                          ----------    ----------    ---------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                                           $  2,805      $  1,119    $      36
    Cumulative effect from adoption of new accounting standards                                  -             -          183
    Unrealized holding gains (losses) arising during the year                                2,631         3,292        2,322
    Change in foreign currency exchange rate adjustment                                         14            (5)          (6)
    Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds      (1,233)         (798)      (1,038)
    Income tax benefit (expense)                                                              (459)         (890)        (461)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)            (181)         (124)        (136)
      Associated amortization of DAC, VOBA, DSI and DFEL                                        (1)          (10)           8
      Income tax benefit (expense)                                                              64            47           45
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $  3,876      $  2,805    $   1,119
                                                                                          ==========    ==========  ===========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year                                                           $   (103)     $   (126)   $    (108)
(Increases) attributable to:
    Cumulative effect from adoption of new accounting standards                                  -             -           (5)
    Gross OTTI recognized in OCI during the year                                              (118)          (54)         (93)
    Change in DAC, VOBA, DSI and DFEL                                                           15            12           11
    Income tax benefit (expense)                                                                35            15           28
Decreases attributable to:
    Sales, maturities or other settlements of AFS securities                                   118            99           81
    Change in DAC, VOBA, DSI and DFEL                                                          (17)          (21)         (19)
    Income tax benefit (expense)                                                               (35)          (28)         (21)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $   (105)     $   (103)   $    (126)
                                                                                          ==========    ==========  ===========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                                           $    132      $    (14)   $     (13)
    Cumulative effect from adoption of new accounting standards                                  -             -            3
    Unrealized holding gains (losses) arising during the year                                  (63)          204           (2)
    Change in foreign currency exchange rate adjustment                                        (12)            7            4
    Change in DAC, VOBA, DSI and DFEL                                                           14             1           (1)
    Income tax benefit (expense)                                                                20           (74)          (1)
    Less:
      Reclassification adjustment for gains (losses) included in net income (loss)             (18)          (13)           6
      Associated amortization of DAC, VOBA, DSI and DFEL                                         3             1            -
      Income tax benefit (expense)                                                               5             4           (2)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    101      $    132    $     (14)
                                                                                          ==========    ==========  ===========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year                                                           $    (14)     $    (14)   $     (17)
    Adjustment arising during the year                                                           3             1            4
    Income tax benefit (expense)                                                                (1)           (1)          (1)
                                                                                          ----------    ----------  -----------
      Balance as of end-of-year                                                           $    (12)     $    (14)   $     (14)
                                                                                          ==========    ==========  ===========

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:


                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------------
                                                                                   2012          2011           2010
                                                                                 ----------    -----------    ----------
Total realized gain (loss) related to certain investments(1)                     $   (164)     $    (106)     $   (132)
Realized gain (loss) on the mark-to-market on certain instruments(2)                  138            (65)          (41)
Indexed annuity net derivative results:(3)
    Gross gain (loss)                                                                  16              2            34
    Associated amortization of DAC, VOBA, DSI and DFEL                                 (5)            (2)          (14)
Variable annuity net derivatives results:(4)
    Gross gain (loss)                                                                 (77)           (51)          (30)
    Associated amortization of DAC, VOBA, DSI and DFEL                                (31)           (28)          (55)
                                                                                 ----------    -----------    ----------
      Total realized gain (loss)                                                 $   (123)     $    (250)     $   (238)
                                                                                 ==========    ===========    ==========

(1) See "Realized Gain (Loss) Related to Certain Investments" section in Note 5.
(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. COMMISSIONS AND OTHER EXPENSES

Details underlying commissions and other expenses (in millions) were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Commissions                                                                            $   1,972     $   2,534      $   1,859
General and administrative expenses                                                        1,553         1,392          1,293
Expenses associated with reserve financing and unrelated LOCs                                 40            24             16
DAC and VOBA deferrals and interest, net of amortization                                    (300)         (565)          (509)
Broker-dealer expenses                                                                       243           236            212
Specifically identifiable intangible asset amortization                                        4             4              4
Media expenses                                                                                66            69             59
Taxes, licenses and fees                                                                     244           244            192
Merger-related expenses                                                                        -             -              9
Restructuring charges (recoveries)                                                            16             -             (1)
                                                                                       -----------   -----------    -----------
    Total                                                                              $   3,838     $   3,938      $   3,134
                                                                                       ===========   ===========    ===========

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.


The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:


                                                 AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------
                                             2012           2011          2012           2011
                                           -----------    ----------    -----------    ----------
                                                                                 OTHER
                                               PENSION BENEFITS         POSTRETIREMENT BENEFITS
                                           -------------------------    -------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year         $     137     $     128      $       5    $        5
Actual return on plan assets                      17            17              -             -
Company and participant contributions              -             -              4             4
Benefits paid                                     (9)           (8)            (4)           (4)
                                           -----------   -----------    -----------  ------------
    Fair value as of end-of-year                 145           137              5             5
                                           -----------   -----------    -----------  ------------

CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                  121           116             21            21
Interest cost                                      5             6              1             1
Company and participant contributions              -             -              1             1
Actuarial (gains) losses                           9             7             (2)            1
Benefits paid                                     (9)           (8)            (4)           (3)
                                           -----------   -----------    -----------  ------------
    Balance as of end-of-year                    126           121             17            21
                                           -----------   -----------    -----------  ------------
      Funded status of the plans           $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED ON THE
    CONSOLIDATED BALANCE SHEETS
Other assets                               $      21     $      18      $       -    $        -
Other liabilities                                 (2)           (2)           (12)          (16)
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      19     $      16      $     (12)   $      (16)
                                           ===========   ===========    ===========  ============

AMOUNTS RECOGNIZED IN
    ACCUMULATED OCI, NET OF TAX
Net (gain) loss                            $      13      $     14      $      (1)   $        -
Prior service credit                               -             -              -             -
                                           -----------   -----------    -----------  ------------
    Net amount recognized                  $      13      $     14      $      (1)   $        -
                                           ===========   ===========    ===========  ============

RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan                     N/A            N/A          4.00 %       4.00 %
All other plans                                 N/A            N/A             N/A          N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
    Weighted-average discount rate           3.93 %         4.25 %          4.03 %       4.25 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %
Net periodic benefit cost:
    Weighted-average discount rate           4.25 %         5.25 %          4.25 %       5.00 %
    Expected return on plan assets           6.50 %         8.00 %          6.50 %       6.50 %

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2012, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2013, our discount rate for the pension plans will be 3.93%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2013, our expected return on plan assets is 6.50% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:


                                                                       AS OF OR FOR THE
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------- -- ---------- -- -----------
                                                              2012           2011          2010
                                                            -----------    ----------    -----------
Pre-65 health care cost trend rate                            8.00 %         8.50 %        9.50 %
Post-65 health care cost trend rate                           8.00 %         8.50 %        9.50 %
Ultimate trend rate                                           4.50 %         4.50 %        5.00 %
Year that the rate reaches the ultimate trend rate             2020           2021          2020


We expect the health care cost trend rate for 2013 to be 8.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                              AS OF DECEMBER 31,
                                           --------------------------
                                             2012           2011
                                           -----------    -----------
Accumulated benefit obligation             $       2      $       2
Projected benefit obligation                       2              2
Fair value of plan assets                          -              -

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------------------------------------
                                                      PENSION BENEFITS                     OTHER POSTRETIREMENT BENEFITS
                                           ----------------------------------------    ---------------------------------------
                                             2012           2011          2010           2012          2011           2010
                                           -----------    ----------    -----------    ----------    -----------    ----------
Interest cost                              $       5      $      6      $       7      $      1      $       1      $      1
Expected return on plan assets                    (9)          (10)            (9)            -              -             -
Recognized net actuarial loss (gain)               1             2              2             -              -             -
                                           -----------    ----------    -----------    ----------    -----------    ----------
    Net periodic benefit expense           $      (3)     $     (2)     $       -      $      1      $       1      $      1
    (recovery)                             ===========    ==========    ===========    ==========    ===========    ==========


We expect our 2013 pension plans' income to be approximately $3 million.

For 2013, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $1 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:


                                             2012           2011
                                           -----------    -----------
Fixed maturity securities                       80 %        80 %
Common stock:
    Domestic equity                             14 %        14 %
    International equity                         6 %         6 %




The investment objectives for the assets related to our pension plans are to:

o Maintain sufficient liquidity to pay obligations of the plans as they come due;
o Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
o  Maintain an appropriate asset allocation policy;
o Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
o  Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets is monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:



                                                            AS OF DECEMBER 31,
                                           ------------------------------------------------------
                                              2012          2011           2012          2011
                                           -----------    -----------   -----------    ----------
                                                                                 OTHER
                                                 PENSION PLANS          POSTRETIREMENT BENEFITS
                                           --------------------------   -------------------------
Fixed maturity securities:
    Corporate bonds                        $      48      $      53     $       -      $      -
    U.S. government bonds                         26             16             -             -
    Foreign government bonds                       2              3             -             -
    RMBS                                           -              -             -             -
    CMBS                                           -              1             -             -
    CDOs                                           -              -             -             -
Common stock                                      66             61             -             -
Cash and invested cash                             3              3             5             5
                                           -----------    -----------   -----------    ----------
        Total                              $     145      $     137     $       5      $      5
                                           ===========    ===========   ===========    ==========

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2012 or 2011. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2013 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2013 is less than $1 million.

We expect the following benefit payments (in millions):


                                             DEFINED          OTHER
                                             BENEFIT          POST-
                                             PENSION        RETIREMENT
                                              PLANS           PLANS
                                           -------------    ----------
2013                                       $        10    $        2
2014                                                10             2
2015                                                10             2
2016                                                 9             1
2017                                                 9             1
Following five years thereafter                     41             6

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for these plans were $68 million, $65 million and $60 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:


                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Total liabilities(1)                                                                   $     335     $     304
Investments held to fund liabilities(2)                                                      146           133


(1) Reported in other liabilities on our Consolidated Balance Sheets.
(2) Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       7     $       6      $       6
Increase (decrease) in measurement of liabilities, net of total return swap                   11             1              1
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $      18     $       7      $       7
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:


                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Employer matching contributions                                                        $       1     $       1      $       3
Increase (decrease) in measurement of liabilities, net of total return swap                    5             -              3
                                                                                       -----------   -----------    -----------
    Total plan expenses (income)                                                       $       6     $       1      $       6
                                                                                       ===========   ===========    ===========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $2 million, less than ($1) million and $2 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2012, 2011 and 2010, expenses (income) for this plan were $3 million, $4 million and $2 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:


                                              FOR THE YEARS ENDED DECEMBER 31,
                                           ----------------------------------------
                                             2012           2011          2010
                                           -----------    -----------   -----------
Stock options                              $       8      $       8     $       5
Performance shares                                 5              2            (1)
SARs                                               1              -             -
RSUs and nonvested stock                          17             12            11
                                           -----------    -----------   -----------
    Total                                  $      31      $      22     $      15
                                           ===========    ===========   ===========

Recognized tax benefit                     $      11      $       8     $       5
                                           ===========    ===========   ===========

20.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Capital and surplus                                                      $    6,457    $   7,054

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                           2012          2011          2010
                                                                         ----------    -----------   -----------
Net gain (loss) from operations, after-tax                               $    649      $     291     $     553
Net income (loss)                                                             600            104           430
Dividends to LNC                                                              605            800           684


The increase in statutory net income (loss) for the year ended December 31, 2012, from that of 2011, was primarily due to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in 2011.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006 and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, it is accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2012 and 2011.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:


                                                                            AS OF DECEMBER 31,
                                                                         -------------------------
                                                                           2012          2011
                                                                         ----------    -----------
Calculation of reserves using the Indiana universal life method          $    249      $     270
Calculation of reserves using continuous CARVM                                 (2)            (2)
Conservative valuation rate on certain annuities                              (26)           (20)
Lesser of LOC and XXX additional reserve as surplus                         2,483          1,731

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. We expect that we could pay dividends of approximately $643 million in 2013 without prior approval from the respective state commissioner.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:


                                                                        AS OF DECEMBER 31, 2012      AS OF DECEMBER 31, 2011
                                                                        -------------------------    -------------------------
                                                                         CARRYING        FAIR         CARRYING        FAIR
                                                                          VALUE          VALUE         VALUE          VALUE
                                                                        -----------    ----------    -----------    ----------
ASSETS
AFS securities:
    Fixed maturity securities                                           $  80,254      $ 80,254      $  73,607      $ 73,607
    VIEs' fixed maturity securities                                           708           708            700           700
    Equity securities                                                         157           157            139           139
Trading securities                                                          2,437         2,437          2,538         2,538
Mortgage loans on real estate                                               6,792         7,446          6,589         7,233
Derivative investments                                                      2,263         2,263          2,846         2,846
Other investments                                                           1,089         1,089          1,059         1,059
Cash and invested cash                                                      3,278         3,278          3,844         3,844
Separate account assets                                                    95,373        95,373         83,477        83,477

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                           (732)         (732)          (399)         (399)
    GLB reserves embedded derivatives                                        (909)         (909)        (2,217)       (2,217)
Other contract holder funds:
    Remaining guaranteed interest and similar contracts                      (867)         (867)        (1,114)       (1,114)
    Account values of certain investment contracts                        (28,480)      (32,620)       (27,403)      (30,739)
Short-term debt                                                               (32)          (32)           (10)          (10)
Long-term debt                                                             (1,925)       (1,972)        (2,429)       (2,466)
Reinsurance related embedded derivatives                                     (184)         (184)           (12)          (12)
VIEs' liabilities - derivative instruments                                   (128)         (128)          (291)         (291)
Other liabilities:
    Credit default swaps                                                      (11)          (11)           (16)          (16)

BENEFIT PLANS' ASSETS(1)                                                      150           150            142           142


(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.


OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2012 and 2011, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:


                                                                                      AS OF DECEMBER 31, 2012
                                                                      --------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                      ------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      65      $ 64,654      $   2,065      $  66,784
      U.S. government bonds                                                  362            30              1            393
      Foreign government bonds                                                 -           594             46            640
      RMBS                                                                     -         5,880              3          5,883
      CMBS                                                                     -           928             27            955
      CDOs                                                                     -            26            154            180
      State and municipal bonds                                                -         4,211             32          4,243
      Hybrid and redeemable preferred securities                              30         1,030            116          1,176
    VIEs' fixed maturity securities                                          110           598              -            708
    Equity AFS securities                                                     44            26             87            157
    Trading securities                                                         2         2,379             56          2,437
    Derivative investments                                                     -           347          1,916          2,263
Cash and invested cash                                                         -         3,278              -          3,278
Separate account assets                                                    1,519        93,854              -         95,373
                                                                      ------------   ------------  -------------   -----------
        Total assets                                                   $   2,132      $177,835      $   4,503      $  184,470
                                                                      ============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -      $      -      $    (732)     $    (732)
    GLB reserves embedded derivatives                                          -             -           (909)          (909)
Reinsurance related embedded derivatives                                       -          (184)             -           (184)
VIEs' liabilities - derivative instruments                                     -             -           (128)          (128)
Other liabilities:
    Credit default swaps                                                       -             -            (11)           (11)
                                                                      ------------   ------------  -------------   -----------
        Total liabilities                                              $       -      $   (184)     $  (1,780)     $  (1,964)
                                                                      ============   ============  =============   ===========

BENEFIT PLANS' ASSETS                                                  $      16      $    134      $       -      $     150
                                                                      ============   ============  =============   ===========


                                                                                      AS OF DECEMBER 31, 2011
                                                                     ---------------------------------------------------------
                                                                         QUOTED
                                                                         PRICES
                                                                       IN ACTIVE
                                                                      MARKETS FOR     SIGNIFICANT   SIGNIFICANT
                                                                       IDENTICAL     OBSERVABLE    UNOBSERVABLE      TOTAL
                                                                         ASSETS        INPUTS         INPUTS          FAIR
                                                                       (LEVEL 1)      (LEVEL 2)     (LEVEL 3)        VALUE
                                                                     -------------   ------------  -------------   -----------
ASSETS
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                  $      61     $  55,603      $   2,423      $  58,087
      U.S. government bonds                                                  426            18              1            445
      Foreign government bonds                                                 -           621             97            718
      RMBS                                                                     -         7,506            158          7,664
      CMBS                                                                     -         1,498             31          1,529
      CDOs                                                                     -             -            101            101
      State and municipal bonds                                                -         3,943              -          3,943
      Hybrid and redeemable preferred securities                              15         1,006             99          1,120
    VIEs' fixed maturity securities                                          108           592              -            700
    Equity AFS securities                                                     37            46             56            139
    Trading securities                                                         2         2,469             67          2,538
    Derivative investments                                                     -           362          2,484          2,846
Cash and invested cash                                                         -         3,844              -          3,844
Separate account assets                                                    1,582        81,895              -         83,477
                                                                     -------------   ------------  -------------   -----------
        Total assets                                                   $   2,231     $ 159,403      $   5,517      $ 167,151
                                                                     =============   ============  =============   ===========

LIABILITIES
Future contract benefits:
    Indexed annuity contracts embedded derivatives                     $       -     $       -      $    (399)     $    (399)
    GLB reserves embedded derivatives                                          -             -         (2,217)        (2,217)
Reinsurance related embedded derivatives                                       -           (12)             -            (12)
VIEs' liabilities - derivative instruments                                     -             -           (291)          (291)
Other liabilities:
    Credit default swaps                                                       -             -            (16)           (16)
                                                                     -------------   ------------  -------------   -----------
        Total liabilities                                              $       -     $     (12)     $  (2,923)     $  (2,935)
                                                                     =============   ============  =============   ===========
BENEFIT PLANS' ASSETS                                                  $      14     $     128      $       -      $     142
                                                                     =============   ============  =============   ===========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,423      $    (25)     $      35      $    274      $    (642)     $   2,065
      U.S. government bonds                        1             -              -             -              -              1
      Foreign government bonds                    97             -              -            (5)           (46)            46
      RMBS                                       158            (3)             3            (8)          (147)             3
      CMBS                                        31           (11)            16           (11)             2             27
      CDOs                                       101            (2)             8            61            (14)           154
      State and municipal bonds                    -             -              -            32              -             32
      Hybrid and redeemable
        preferred securities                      99            (1)            23             -             (5)           116
    Equity AFS securities                         56            (8)            13            26              -             87
    Trading securities                            67             3              4            (2)           (16)            56
    Derivative investments                     2,484          (823)            73           182              -          1,916
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (399)         (136)             -          (197)             -           (732)
    GLB reserves embedded derivatives         (2,217)        1,308              -             -              -           (909)
VIEs' liabilities - derivative
    instruments(5)                              (291)          163              -             -              -           (128)
Other liabilities:
    Credit default swaps(6)                      (16)            5              -             -              -            (11)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   2,594      $    470      $     175      $    352      $    (868)     $   2,723
                                           ===========    ==========    ===========  ============    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,353      $      3      $      42      $   (134)     $     159      $   2,423
      U.S. government bonds                        2             -              -            (1)             -              1
      Foreign government bonds                   113             -              4            (3)           (17)            97
      RMBS                                       119            (3)             6            36              -            158
      CMBS                                       102           (62)            61           (74)             4             31
      CDOs                                       171            19            (17)          (72)             -            101
      Hybrid and redeemable
        preferred securities                     114            (1)            (5)           (7)            (2)            99
    Equity AFS securities                         91             8            (12)            3            (34)            56
    Trading securities                            74             3              1            (7)            (4)            67
    Derivative investments                     1,494           495            383           112              -          2,484
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (497)            5              -            93              -           (399)
    GLB reserves embedded derivatives           (408)       (1,809)             -             -              -         (2,217)
VIEs' liabilities - derivative
      instruments(5)                            (209)          (82)             -             -              -           (291)
Other liabilities:
    Credit default swaps(6)                      (16)           (6)             -             6              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,503      $ (1,430)     $     463      $    (48)     $     106      $   2,594
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets(7)                   $       6      $      -      $       -      $     (6)     $       -      $       -
                                           ===========    ==========    ===========  ============    ===========    ===========



                                                                  FOR THE YEAR ENDED DECEMBER 31, 2010
                                           ------------------------------------------------------------------------------------
                                                                                      PURCHASES,
                                                                          GAINS       ISSUANCES,     TRANSFERS
                                                            ITEMS        (LOSSES)       SALES,         IN OR
                                                          INCLUDED          IN        MATURITIES,       OUT
                                           BEGINNING         IN            OCI       SETTLEMENTS,        OF           ENDING
                                              FAIR           NET           AND          CALLS,        LEVEL 3,         FAIR
                                             VALUE         INCOME        OTHER(1)         NET          NET(2)         VALUE
                                           -----------    ----------    -----------  ------------    -----------    -----------
Investments:(3)
    Fixed maturity AFS securities:
      Corporate bonds                      $   2,117      $    (42)     $      53      $    279      $     (54)     $   2,353
      U.S. government bonds                        3             -              -            (4)             3              2
      Foreign government bonds                    92             -              8            (4)            17            113
      RMBS                                       135            (5)            10           (17)            (4)           119
      CMBS                                       252           (47)            84           (72)          (115)           102
      CDOs                                       153             1             30           (13)             -            171
      CLNs                                       322             -            278             -           (600)             -
      Hybrid and redeemable
        preferred securities                     150             2            (23)          (15)             -            114
    Equity AFS securities                         88             -              8            (5)             -             91
    Trading securities                            90             2            (10)           (7)            (1)            74
    Derivative investments                     1,238          (166)             7           415              -          1,494
Future contract benefits:(4)
    Indexed annuity contracts embedded
      derivatives                               (419)          (81)             -             3              -           (497)
    GLB reserves embedded derivatives           (676)          268              -             -              -           (408)
VIEs' liabilities - derivative
      instruments(5)                               -            16              -             -           (225)          (209)
Other liabilities:
    Credit default swaps(6)                      (65)            7              -            42              -            (16)
                                           -----------    ----------    -----------  ------------    -----------    -----------
          Total, net                       $   3,480      $    (45)     $     445      $    602      $    (979)     $   3,503
                                           ===========    ==========    ===========  ============    ===========    ===========

Benefit plans' assets (7)                  $       -      $      -      $       -      $      6      $       -      $       6
                                           ===========    ==========    ===========  ============    ===========    ===========


(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income
    (Loss).
(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income
    (Loss).
(7) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2012
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     363      $    (26)     $      (6)     $    (51)     $      (6)     $     274
      Foreign government bonds                     -             -             (5)            -              -             (5)
      RMBS                                         -             -             (6)           (2)             -             (8)
      CMBS                                         -             -              -           (11)             -            (11)
      CDOs                                        72             -              -           (11)             -             61
      State and municipal bonds                   32             -              -             -              -             32
    Equity AFS securities                         26             -              -             -              -             26
    Trading securities                             -             -              -            (2)             -             (2)
    Derivative investments                       454           (34)          (238)            -              -            182
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (99)            -              -           (98)             -           (197)
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     848      $    (60)     $    (255)     $   (175)     $      (6)     $     352
                                           ===========    ==========    ===========   ===========    ===========    ===========


                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                           ------------------------------------------------------------------------------------
                                           ISSUANCES        SALES       MATURITIES    SETTLEMENTS      CALLS          TOTAL
                                           -----------    ----------    -----------   -----------    -----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                      $     237      $   (216)     $     (15)     $    (51)     $     (89)     $    (134)
      U.S. government bonds                        -             -              -            (1)             -             (1)
      Foreign government bonds                     -            (3)             -             -              -             (3)
      RMBS                                        51             -              -           (15)             -             36
      CMBS                                         -           (50)             -           (24)             -            (74)
      CDOs                                         -           (33)             -           (39)             -            (72)
      Hybrid and redeemable preferred
        securities                                 9           (16)             -             -              -             (7)
    Equity AFS securities                         19           (16)             -             -              -              3
    Trading securities                             -            (2)             -            (5)             -             (7)
    Derivative investments                       396            (7)          (277)            -              -            112
Future contract benefits:
    Indexed annuity contracts embedded
      derivatives                                (59)            -              -           152              -             93
Other liabilities:
    Credit default swaps                           -             6              -             -              -              6
                                           -----------    ----------    -----------   -----------    -----------    -----------
          Total, net                       $     653      $   (337)     $    (292)     $     17      $     (89)     $     (48)
                                           ===========    ==========    ===========    ==========    ===========    ===========

Benefit plans' assets                      $       -      $     (3)     $      (3)     $      -      $       -      $      (6)
                                           ===========    ==========    ===========    ==========    ===========    ===========

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                                      ----------------------------------------
                                                                        2012           2011          2010
                                                                      -----------    ----------    -----------
Investments:(1)
    Derivative investments                                            $    (823)     $    472      $    (163)
Future contract benefits:(1)
    Indexed annuity contracts embedded derivatives                          (10)           (1)            44
    GLB reserves embedded derivatives                                     1,472        (1,615)           419
VIEs' liabilities - derivative instruments(1)                               163           (82)            16
Other liabilities:
    Credit default swaps(2)                                                   6            (8)           (12)
                                                                      -----------    ----------    -----------
      Total, net                                                      $     808      $ (1,234)     $     304
                                                                      ===========    ==========    ===========


(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $      35      $   (677)     $    (642)
      Foreign government bonds                                                  -           (46)           (46)
      RMBS                                                                      -          (147)          (147)
      CMBS                                                                      5            (3)             2
      CDOs                                                                      6           (20)           (14)
      Hybrid and redeemable preferred securities                               35           (40)            (5)
    Trading securities                                                          2           (18)           (16)
                                                                        -----------    ----------    -----------
        Total, net                                                      $      83      $   (951)     $    (868)
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     246      $    (87)     $     159
      Foreign government bonds                                                  -           (17)           (17)
      CMBS                                                                      4             -              4
      Hybrid and redeemable preferred securities                               18           (20)            (2)
    Equity AFS securities                                                       1           (35)           (34)
    Trading securities                                                          1            (5)            (4)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     270      $   (164)     $     106
                                                                        ===========    ==========    ===========


                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                                        ----------------------------------------
                                                                        TRANSFERS      TRANSFERS
                                                                          IN TO         OUT OF
                                                                         LEVEL 3        LEVEL 3        TOTAL
                                                                        -----------    ----------    -----------
Investments:
    Fixed maturity AFS securities:
      Corporate bonds                                                   $     144      $   (198)     $     (54)
      U.S. government bonds                                                     3             -              3
      Foreign government bonds                                                 17             -             17
      RMBS                                                                      -            (4)            (4)
      CMBS                                                                      3          (118)          (115)
      CLNs                                                                      -          (600)          (600)
    Trading securities                                                          -            (1)            (1)
    VIEs' liabilities - derivative instruments                               (225)            -           (225)
                                                                        -----------    ----------    -----------
        Total, net                                                      $     (58)     $   (921)     $    (979)
                                                                        ===========    ==========    ===========


Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2012, 2011 and 2010, our corporate bonds, RMBS and CMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. For the year ended December 31, 2010, the CLNs transfers out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. There were no significant transfers between Levels 1 and 2 of the fair value during 2012, 2011 and 2010.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2012:



                                     FAIR              VALUATION                      SIGNIFICANT                  INPUT
                                     VALUE             TECHNIQUE                  UNOBSERVABLE INPUTS              RANGES
                                   ----------    -----------------------    --------------------------------   ---------------
ASSETS
Investments:
    Fixed maturity AFS and
      trading securities

        Corporate bonds            $    902      Discounted cash flow       Liquidity/duration adjustment(1)   1.7% - 13.5%
        Foreign government bonds         46      Discounted cash flow       Liquidity/duration adjustment(1)   2.3% - 5.3%
        Hybrid and redeemable
          preferred stock                21      Discounted cash flow       Liquidity/duration adjustment(1)   2.7% - 2.9%
    Equity AFS and trading
      securities                         24      Discounted cash flow       Liquidity/duration adjustment(1)   4.3% - 4.5%

LIABILITIES
Future contract benefits:
    Indexed annuity contracts
      embedded derivatives             (732)     Discounted cash flow       Lapse rate(2)                      1.0% - 15.0%(7)
                                                                            Mortality rate(5)
    GLB reserves embedded
      derivatives                      (858)     Monte Carlo simulation     Long-term lapse rate(2)            1.0% - 27.0%
                                                                            Utilization of guaranteed
                                                                             withdrawal(3)                     90.0% - 100.0%
                                                                            NPR(4)                             0.03% - 0.54%(7)
                                                                            Mortality rate(5)
                                                                            Volatility(6)                      1.0% - 35.0%

(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(5) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(6) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(7) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

o INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
o INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
o GLB RESERVES EMBEDDED DERIVATIVES - An increase in our lapse rate, wait period, NPR or mortality rate inputs would result in a decrease in the fair value measurement. An increase in the percent of maximum withdrawal amount input would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed), and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit, and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

o Realized gains and losses associated with the following ("excluded realized gain (loss)"):
     - Sales or disposals of securities;
     - Impairments of securities;
     - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and our trading securities;
     - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
     - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value.
o Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
o Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
o   Gains (losses) on early extinguishment of debt;
o   Losses from the impairment of intangible assets;
o   Income (loss) from discontinued operations; and
o   Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

o   Excluded realized gain (loss);
o   Revenue adjustments from the initial adoption of new accounting standards;
o Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
o Amortization of deferred gains arising from the reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.


Segment information (in millions) was as follows:


                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
REVENUES
Operating revenues:
    Annuities                                                           $   2,713      $    2,588    $    2,415
    Retirement Plan Services                                                1,015             988           971
    Life Insurance                                                          4,817           4,347         4,160
    Group Protection                                                        2,090           1,938         1,831
    Other Operations                                                          411             449           470
Excluded realized gain (loss), pre-tax                                       (235)           (342)         (312)
Amortization of deferred gain arising from reserve changes on business
    sold through reinsurance, pre-tax                                           3               3             3
                                                                        -----------    ------------     ---------
      Total revenues                                                    $  10,814      $    9,971    $    9,538
                                                                        ===========    ============     =========



                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                                        -----------------------------------------
                                                                          2012            2011           2010
                                                                        -----------    ------------    ----------
NET INCOME (LOSS)
Income (loss) from operations:
    Annuities                                                           $     608      $      549    $      450
    Retirement Plan Services                                                  131             146           143
    Life Insurance                                                            538             463           533
    Group Protection                                                           72              97            68
    Other Operations                                                          (39)            (28)            3
Excluded realized gain (loss), after-tax                                     (152)           (222)         (204)
Gain (loss) on early extinguishment of debt, after-tax                          -               -             -
Income (expense) from reserve changes (net of related
    amortization) on business sold through reinsurance, after-tax               2               2             2
Impairment of intangibles, after-tax                                            2            (744)            -
Benefit ratio unlocking, after-tax                                              -               -             -
                                                                        -----------    ------------     ---------
      Income (loss) from continuing operations, after-tax                   1,162             263           995
                                                                        -----------    ------------     ---------
        Net income (loss)                                               $   1,162      $      263    $      995
                                                                        ===========    ============     =========




                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
NET INVESTMENT INCOME
Annuities                                                               $   1,058      $  1,091      $   1,107
Retirement Plan Services                                                      797           792            769
Life Insurance                                                              2,297         2,168          2,040
Group Protection                                                              161           152            141
Other Operations                                                              238           287            305
                                                                        -----------    ----------    -----------
    Total net investment income                                         $   4,551      $  4,490      $   4,362
                                                                        ===========    ==========    ===========


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                               $     307      $    335      $     346
Retirement Plan Services                                                       42            33             53
Life Insurance                                                                609           416            431
Group Protection                                                               48            39             40
                                                                        -----------    ----------    -----------
    Total amortization of DAC and VOBA, net of interest                 $   1,006      $    823      $     870
                                                                        ===========    ==========    ===========

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                               $     117      $     92      $      83
Retirement Plan Services                                                       29            56             53
Life Insurance                                                                326           202            246
Group Protection                                                               38            52             37
Other Operations                                                              (82)          (13)            (6)
Excluded realized gain (loss)                                                 (83)         (120)          (109)
Reserve changes (net of related amortization)
    on business sold through reinsurance                                        1             1              1
Impairment of intangibles                                                      (2)            -              -
                                                                        -----------    ----------    -----------
      Total federal income tax expense (benefit)                        $     344      $    270      $     305
                                                                        ===========    ==========    ===========

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       ----------    -----------
ASSETS
Annuities                                                                              $ 107,872     $  99,010
Retirement Plan Services                                                                  30,654        28,633
Life Insurance                                                                            62,867        57,623
Group Protection                                                                           3,733         3,429
Other Operations                                                                          13,254        12,658
                                                                                       ----------    -----------
    Total assets                                                                       $ 218,380     $ 201,353
                                                                                       ==========    ===========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):



                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                          2012           2011          2010
                                                                        -----------    ----------    -----------
Interest paid                                                           $     134      $     88      $      94
Income taxes paid (received)                                                  136           159           (345)
Significant non-cash investing and financing transactions:
    Reinsurance ceded:
      Carrying value of assets                                          $     367      $      -      $     188
      Carrying value of liabilities                                          (367)            -           (188)
                                                                        -----------    ----------    -----------
        Total reinsurance ceded                                         $       -      $      -      $       -
                                                                        ===========    ==========    ===========
    Reinsurance recaptured:
      Carrying value of assets                                          $     (34)     $    243      $     110
      Carrying value of liabilities                                           (84)         (441)          (115)
                                                                        -----------    ----------    -----------
        Total reinsurance recaptured                                    $    (118)     $   (198)     $      (5)
                                                                        ===========    ==========    ===========
    Reinsurance novated:
      Carrying value of assets                                          $       0      $      -      $       -
      Carrying value of liabilities                                           (26)            -              -
                                                                        -----------    ----------    -----------
        Total reinsurance novated                                       $     (26)     $      -      $       -
                                                                        ===========    ==========    ===========
    Capital contributions:
      Carrying value of assets (includes cash and invested cash)        $       -      $     10      $       -
      Carrying value of liabilities                                             -             -              -
                                                                        -----------    ----------    -----------
        Total capital contributions                                     $       -      $     10      $       -
                                                                        ===========    ==========    ===========

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                                          AS OF DECEMBER 31,
                                                                                       -------------------------
                                                                                         2012          2011
                                                                                       -----------   -----------
Assets with affiliates:
    Corporate bonds(1)                                                                 $     100     $     100
    Ceded reinsurance contracts(2)                                                         2,887         3,318
    Ceded reinsurance contracts(3)                                                             9           340
    Cash management agreement investment(4)                                                  748           394
    Service agreement receivable(4)                                                           15             1

Liabilities with affiliates:
    Assumed reinsurance contracts(5)                                                         438           432
    Assumed reinsurance contracts(3)                                                         183           181
    Ceded reinsurance contracts(6)                                                         4,252         3,668
    Inter-company short-term debt(7)                                                          28            10
    Inter-company long-term debt(8)                                                        1,679         2,179

                                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ----------------------------------------
                                                                                         2012          2011           2010
                                                                                       -----------   -----------    -----------
Revenues with affiliates:
    Premiums received on assumed (paid on ceded) reinsurance contracts(9)              $    (188)    $    (335)     $    (268)
    Fees for management of general account(10)                                               (92)            -              -

Benefits and expenses with affiliates:
    Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)                    (433)       (1,181)          (638)
    Service agreement payments(12)                                                           114            75             58
    Interest expense on inter-company debt(13)                                               109           107             98


(1) Reported in fixed maturity AFS securities on our Consolidated Balance
    Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.
(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(4)  Reported in other assets on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.
(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
(7)  Reported in short-term debt on our Consolidated Balance Sheets.
(8)  Reported in long-term debt on our Consolidated Balance Sheets.
(9) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(10) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(11) Reported in benefits on our Consolidated Statements of Comprehensive Income
     (Loss).
(12) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $76 million and $71 million as of December 31, 2012 and 2011, respectively. The letters of credit are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25. SUBSEQUENT EVENTS

On March 25, 2013, LNL paid a cash dividend in the amount of $150 million to LNC.

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

                                                                                                      MORTALITY &
                                                                                                       EXPENSE
                                                      CONTRACT                        CONTRACT        GUARANTEE
                                                     PURCHASES                       REDEMPTIONS       CHARGES
                                                     DUE FROM                          DUE TO         PAYABLE TO
                                                    THE LINCOLN                      THE LINCOLN     THE LINCOLN
                                                   NATIONAL LIFE                    NATIONAL LIFE   NATIONAL LIFE
                                                     INSURANCE                        INSURANCE       INSURANCE
SUBACCOUNT                          INVESTMENTS       COMPANY       TOTAL ASSETS       COMPANY         COMPANY        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation
 Class 1                          $   440,152,679  $           --  $   440,152,679  $      191,998  $       50,523  $   439,910,158
American Funds Asset Allocation
 Class 2                            3,010,599,628              --    3,010,599,628         659,257         344,917    3,009,595,454
American Funds Blue Chip Income
 and Growth Class 1                   101,237,983          74,410      101,312,393              --          11,824      101,300,569
American Funds Blue Chip
 Income and Growth Class 2          2,532,274,784              --    2,532,274,784         243,799         294,122    2,531,736,863
American Funds Bond Class 1           203,240,853              --      203,240,853          60,885          24,230      203,155,738
American Funds Bond Class 2         3,231,087,115       1,376,250    3,232,463,365              --         394,882    3,232,068,483
American Funds Cash Management
 Class 1                               52,778,456              --       52,778,456         186,691           6,167       52,585,598
American Funds Cash Management
 Class 2                              443,242,143              --      443,242,143         257,599          54,476      442,930,068
American Funds Global Balanced
 Class 2                              114,507,198         232,882      114,740,080              --          15,012      114,725,068
American Funds Global Bond
 Class 1                               61,928,818              --       61,928,818           2,480           7,619       61,918,719
American Funds Global Bond
 Class 2                            1,289,554,461       1,485,838    1,291,040,299              --         163,696    1,290,876,603
American Funds Global Discovery
 Class 1                               14,658,700              --       14,658,700           2,474           1,679       14,654,547
American Funds Global Discovery
 Class 2                              217,539,139              --      217,539,139          65,060          25,673      217,448,406
American Funds Global Growth
 Class 1                              100,651,544              --      100,651,544          16,610          11,526      100,623,408
American Funds Global Growth
 Class 2                            1,477,637,174              --    1,477,637,174       1,762,802         177,601    1,475,696,771
American Funds Global Growth
 and Income Class 1                    62,311,924           2,640       62,314,564              --           7,292       62,307,272
American Funds Global Growth
 and Income Class 2                 1,295,781,520       1,184,687    1,296,966,207              --         155,070    1,296,811,137
American Funds Global Small
 Capitalization Class 1                83,173,610              --       83,173,610          36,633           9,412       83,127,565
American Funds Global Small
 Capitalization Class 2               837,694,451              --      837,694,451         647,135          99,622      836,947,694
American Funds Growth Class 1       1,251,623,943              --    1,251,623,943         788,414         140,318    1,250,695,211
American Funds Growth Class 2       5,117,821,717              --    5,117,821,717       2,348,678         623,136    5,114,849,903
American Funds Growth-Income
 Class 1                            1,341,236,106              --    1,341,236,106         323,815         151,539    1,340,760,752
American Funds Growth-Income
 Class 2                            5,137,617,443              --    5,137,617,443       2,257,851         598,293    5,134,761,299
American Funds High-Income Bond
 Class 1                              153,208,613              --      153,208,613           5,362          17,556      153,185,695
American Funds High-Income Bond
 Class 2                            1,086,649,674              --    1,086,649,674       8,851,545         130,358    1,077,667,771
American Funds International
 Class 1                              585,607,515              --      585,607,515         115,604          66,163      585,425,748
American Funds International
 Class 2                            1,853,648,440              --    1,853,648,440       2,147,371         229,364    1,851,271,705
American Funds International
 Growth and Income Class 1             14,886,504              --       14,886,504          21,493           1,764       14,863,247
American Funds International
 Growth and Income Class 2            214,649,989       1,939,900      216,589,889              --          26,159      216,563,730
American Funds Mortgage
 Class 2                               47,853,525          66,194       47,919,719              --           6,703       47,913,016
American Funds New World
 Class 1                               78,618,467              --       78,618,467          48,659           9,048       78,560,760

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                       EXPENSE
                                                      CONTRACT                        CONTRACT        GUARANTEE
                                                     PURCHASES                       REDEMPTIONS       CHARGES
                                                     DUE FROM                          DUE TO         PAYABLE TO
                                                    THE LINCOLN                      THE LINCOLN     THE LINCOLN
                                                   NATIONAL LIFE                    NATIONAL LIFE   NATIONAL LIFE
                                                     INSURANCE                        INSURANCE       INSURANCE
SUBACCOUNT                          INVESTMENTS       COMPANY       TOTAL ASSETS       COMPANY         COMPANY        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
American Funds New World
 Class 2                          $   904,210,437  $    2,673,205  $   906,883,642  $           --  $      109,770  $   906,773,872
American Funds Protected
 Asset Allocation Class P2              5,502,055         172,494        5,674,549              --             678        5,673,871
American Funds U.S.
 Government/AAA-Rated
 Securities Class 1                   169,078,886              --      169,078,886         114,744          19,743      168,944,399
American Funds U.S.
 Government/AAA-Rated
 Securities Class 2                 1,903,435,624              --    1,903,435,624         816,331         245,240    1,902,374,053
LVIP American Balanced
 Allocation Standard Class             16,934,871             636       16,935,507              --           2,203       16,933,304
LVIP American Balanced
 Allocation Service Class             659,612,465              --      659,612,465         450,938          92,160      659,069,367
LVIP American Growth
 Allocation Standard Class              9,886,005              --        9,886,005             305           1,308        9,884,392
LVIP American Growth
 Allocation Service Class             622,673,243          35,066      622,708,309              --          83,257      622,625,052
LVIP American Income
 Allocation Standard Class              5,718,183             692        5,718,875              --             723        5,718,152
LVIP American Income Allocation
 Service Class                        189,806,042              --      189,806,042         106,071          26,357      189,673,614
LVIP American Preservation
 Service Class                         30,379,618         788,872       31,168,490              --           4,114       31,164,376
LVIP Protected American Balanced
 Allocation Service Class             541,008,989       3,522,617      544,531,606              --          69,971      544,461,635
LVIP Protected American Growth
 Allocation Service Class             754,661,966       6,243,359      760,905,325              --          98,178      760,807,147

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

                                                                                  MORTALITY
                                                                 DIVIDENDS           AND              NET
                                                                   FROM            EXPENSE        INVESTMENT
                                                                INVESTMENT        GUARANTEE         INCOME
SUBACCOUNT                                                        INCOME           CHARGES          (LOSS)
---------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                       $     9,384,209  $    (6,314,275) $     3,069,934
American Funds Asset Allocation Class 2                            57,051,915      (42,806,011)      14,245,904
American Funds Blue Chip Income and Growth Class 1                  2,267,421       (1,475,986)         791,435
American Funds Blue Chip Income and Growth Class 2                 50,544,329      (36,851,880)      13,692,449
American Funds Bond Class 1                                         5,505,621       (2,959,277)       2,546,344
American Funds Bond Class 2                                        80,455,643      (48,123,185)      32,332,458
American Funds Cash Management Class 1                                     --         (758,989)        (758,989)
American Funds Cash Management Class 2                                     --       (6,937,051)      (6,937,051)
American Funds Global Balanced Class 2                              1,760,852       (1,580,411)         180,441
American Funds Global Bond Class 1                                  1,453,832         (928,114)         525,718
American Funds Global Bond Class 2                                 27,198,518      (19,884,005)       7,314,513
American Funds Global Discovery Class 1                               107,608         (195,547)         (87,939)
American Funds Global Discovery Class 2                             1,090,902       (3,043,607)      (1,952,705)
American Funds Global Growth Class 1                                1,105,489       (1,401,332)        (295,843)
American Funds Global Growth Class 2                               12,713,798      (21,636,820)      (8,923,022)
American Funds Global Growth and Income Class 1                     1,683,329         (908,089)         775,240
American Funds Global Growth and Income Class 2                    31,730,642      (19,070,160)      12,660,482
American Funds Global Small Capitalization Class 1                  1,328,148       (1,181,902)         146,246
American Funds Global Small Capitalization Class 2                 11,117,727      (12,227,800)      (1,110,073)
American Funds Growth Class 1                                      13,235,052      (17,937,678)      (4,702,626)
American Funds Growth Class 2                                      40,185,635      (78,254,184)     (38,068,549)
American Funds Growth-Income Class 1                               24,610,016      (19,121,539)       5,488,477
American Funds Growth-Income Class 2                               81,856,947      (74,882,501)       6,974,446
American Funds High-Income Bond Class 1                            10,895,321       (2,148,870)       8,746,451
American Funds High-Income Bond Class 2                            75,489,087      (15,617,779)      59,871,308
American Funds International Class 1                                9,770,221       (8,144,100)       1,626,121
American Funds International Class 2                               26,493,746      (27,935,391)      (1,441,645)
American Funds International Growth and Income Class 1                352,483         (214,809)         137,674
American Funds International Growth and Income Class 2              4,506,547       (3,098,406)       1,408,141
American Funds Mortgage Class 2                                       194,614         (612,043)        (417,429)
American Funds New World Class 1                                      953,952       (1,123,363)        (169,411)
American Funds New World Class 2                                    8,833,408      (13,373,632)      (4,540,224)
American Funds Protected Asset Allocation Class P2                     29,000           (2,918)          26,082
American Funds U.S. Government/AAA-Rated Securities Class 1         2,152,778       (2,515,475)        (362,697)
American Funds U.S. Government/AAA-Rated Securities Class 2        19,446,256      (30,191,823)     (10,745,567)
LVIP American Balanced Allocation Standard Class                      464,649         (229,620)         235,029
LVIP American Balanced Allocation Service Class                    16,984,229      (10,513,371)       6,470,858
LVIP American Growth Allocation Standard Class                        275,809         (159,613)         116,196
LVIP American Growth Allocation Service Class                      15,196,372       (9,299,059)       5,897,313
LVIP American Income Allocation Standard Class                        175,557          (71,842)         103,715
LVIP American Income Allocation Service Class                       5,405,718       (2,900,310)       2,505,408
LVIP American Preservation Service Class                               33,443          (48,690)         (15,247)
LVIP Protected American Balanced Allocation Standard Class                 --           (1,076)          (1,076)
LVIP Protected American Balanced Allocation Service Class           5,744,277       (2,612,910)       3,131,367
LVIP Protected American Growth Allocation Standard Class                   --             (680)            (680)
LVIP Protected American Growth Allocation Service Class             7,523,174       (3,802,666)       3,720,508

See accompanying notes.

                                                                                  DIVIDENDS        TOTAL NET
                                                               NET REALIZED       FROM NET         REALIZED
                                                                GAIN (LOSS)       REALIZED           GAIN
                                                                    ON             GAIN ON         (LOSS) ON
SUBACCOUNT                                                      INVESTMENTS      INVESTMENTS      INVESTMENTS
---------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                       $    14,395,299  $            --  $    14,395,299
American Funds Asset Allocation Class 2                            50,715,722               --       50,715,722
American Funds Blue Chip Income and Growth Class 1                  1,303,619               --        1,303,619
American Funds Blue Chip Income and Growth Class 2                 15,247,755               --       15,247,755
American Funds Bond Class 1                                         1,767,107               --        1,767,107
American Funds Bond Class 2                                        18,907,919               --       18,907,919
American Funds Cash Management Class 1                               (158,982)              --         (158,982)
American Funds Cash Management Class 2                             (2,328,128)              --       (2,328,128)
American Funds Global Balanced Class 2                                742,170               --          742,170
American Funds Global Bond Class 1                                    622,777          555,900        1,178,677
American Funds Global Bond Class 2                                  9,957,570       11,510,354       21,467,924
American Funds Global Discovery Class 1                               440,380               --          440,380
American Funds Global Discovery Class 2                             4,127,532               --        4,127,532
American Funds Global Growth Class 1                                3,958,906               --        3,958,906
American Funds Global Growth Class 2                               32,475,556               --       32,475,556
American Funds Global Growth and Income Class 1                       (15,599)              --          (15,599)
American Funds Global Growth and Income Class 2                      (810,486)              --         (810,486)
American Funds Global Small Capitalization Class 1                    786,790               --          786,790
American Funds Global Small Capitalization Class 2                 (2,903,591)              --       (2,903,591)
American Funds Growth Class 1                                      42,882,053               --       42,882,053
American Funds Growth Class 2                                      69,775,815               --       69,775,815
American Funds Growth--Income Class 1                              32,749,408               --       32,749,408
American Funds Growth--Income Class 2                              29,920,291               --       29,920,291
American Funds High--Income Bond Class 1                             (390,665)              --         (390,665)
American Funds High--Income Bond Class 2                            2,029,383               --        2,029,383
American Funds International Class 1                                5,662,627               --        5,662,627
American Funds International Class 2                              (13,636,844)              --      (13,636,844)
American Funds International Growth and Income Class 1                 71,219               --           71,219
American Funds International Growth and Income Class 2              1,315,581               --        1,315,581
American Funds Mortgage Class 2                                       101,368          435,592          536,960
American Funds New World Class 1                                    2,596,425               --        2,596,425
American Funds New World Class 2                                   19,752,864               --       19,752,864
American Funds Protected Asset Allocation Class P2                        (94)              --              (94)
American Funds U.S. Government/AAA-Rated Securities Class 1         2,021,965        5,050,781        7,072,746
American Funds U.S. Government/AAA-Rated Securities Class 2        11,804,781       55,503,079       67,307,860
LVIP American Balanced Allocation Standard Class                      119,592           11,609          131,201
LVIP American Balanced Allocation Service Class                     3,875,643          497,070        4,372,713
LVIP American Growth Allocation Standard Class                         96,193            4,323          100,516
LVIP American Growth Allocation Service Class                       2,859,596          267,973        3,127,569
LVIP American Income Allocation Standard Class                         39,918            3,465           43,383
LVIP American Income Allocation Service Class                       1,631,456          120,389        1,751,845
LVIP American Preservation Service Class                                 (767)              --             (767)
LVIP Protected American Balanced Allocation Standard Class            (26,013)              --          (26,013)
LVIP Protected American Balanced Allocation Service Class             350,592               --          350,592
LVIP Protected American Growth Allocation Standard Class              (26,008)              --          (26,008)
LVIP Protected American Growth Allocation Service Class               402,874               --          402,874

                                                                                     NET
                                                                                  INCREASE
                                                                    NET          (DECREASE)
                                                                 CHANGE IN         IN NET
                                                                UNREALIZED         ASSETS
                                                               APPRECIATION       RESULTING
                                                              OR DEPRECIATION       FROM
SUBACCOUNT                                                    ON INVESTMENTS     OPERATIONS
----------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                       $    44,138,964  $    61,604,197
American Funds Asset Allocation Class 2                           346,274,402      411,236,028
American Funds Blue Chip Income and Growth Class 1                  9,700,845       11,795,899
American Funds Blue Chip Income and Growth Class 2                265,554,693      294,494,897
American Funds Bond Class 1                                         3,796,872        8,110,323
American Funds Bond Class 2                                        69,080,048      120,320,425
American Funds Cash Management Class 1                                 67,394         (850,577)
American Funds Cash Management Class 2                                319,745       (8,945,434)
American Funds Global Balanced Class 2                              8,179,818        9,102,429
American Funds Global Bond Class 1                                  1,223,837        2,928,232
American Funds Global Bond Class 2                                 26,926,230       55,708,667
American Funds Global Discovery Class 1                             1,942,929        2,295,370
American Funds Global Discovery Class 2                            33,138,549       35,313,376
American Funds Global Growth Class 1                               15,288,470       18,951,533
American Funds Global Growth Class 2                              252,157,565      275,710,099
American Funds Global Growth and Income Class 1                     8,722,840        9,482,481
American Funds Global Growth and Income Class 2                   177,671,119      189,521,115
American Funds Global Small Capitalization Class 1                 11,983,250       12,916,286
American Funds Global Small Capitalization Class 2                130,218,706      126,205,042
American Funds Growth Class 1                                     158,927,486      197,106,913
American Funds Growth Class 2                                     744,269,943      775,977,209
American Funds Growth-Income Class 1                              166,337,594      204,575,479
American Funds Growth-Income Class 2                              723,433,657      760,328,394
American Funds High-Income Bond Class 1                             9,427,379       17,783,165
American Funds High-Income Bond Class 2                            58,151,162      120,051,853
American Funds International Class 1                               82,717,128       90,005,876
American Funds International Class 2                              292,453,569      277,375,080
American Funds International Growth and Income Class 1              1,837,376        2,046,269
American Funds International Growth and Income Class 2             25,676,807       28,400,529
American Funds Mortgage Class 2                                         8,152          127,683
American Funds New World Class 1                                    9,623,873       12,050,887
American Funds New World Class 2                                  119,141,997      134,354,637
American Funds Protected Asset Allocation Class P2                    (16,057)           9,931
American Funds U.S. Government/AAA-Rated Securities Class 1        (5,337,811)       1,372,238
American Funds U.S. Government/AAA-Rated Securities Class 2       (50,050,323)       6,511,970
LVIP American Balanced Allocation Standard Class                      810,783        1,177,013
LVIP American Balanced Allocation Service Class                    37,850,409       48,693,980
LVIP American Growth Allocation Standard Class                        742,546          959,258
LVIP American Growth Allocation Service Class                      45,094,051       54,118,933
LVIP American Income Allocation Standard Class                        134,062          281,160
LVIP American Income Allocation Service Class                       5,520,116        9,777,369
LVIP American Preservation Service Class                              (27,792)         (43,806)
LVIP Protected American Balanced Allocation Standard Class                 --          (27,089)
LVIP Protected American Balanced Allocation Service Class           7,265,510       10,747,469
LVIP Protected American Growth Allocation Standard Class                   --          (26,688)
LVIP Protected American Growth Allocation Service Class            14,085,523       18,208,905

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2011 AND 2012

                                                                                                     AMERICAN        AMERICAN
                                                                                                      FUNDS            FUNDS
                                                                                                      BLUE             BLUE
                                                                  AMERICAN         AMERICAN           CHIP             CHIP
                                                                   FUNDS             FUNDS           INCOME           INCOME
                                                                   ASSET             ASSET             AND              AND
                                                                 ALLOCATION       ALLOCATION         GROWTH           GROWTH
                                                                  CLASS 1           CLASS 2          CLASS 1          CLASS 2
                                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 490,293,449   $ 3,213,976,463   $  97,024,497   $ 2,602,592,865
Changes From Operations:
 - Net investment income (loss)                                     3,004,239        13,429,720         503,359         7,666,464
 - Net realized gain (loss) on
    investments                                                    10,711,364        18,583,577         159,101        (9,393,038)
 - Net change in unrealized appreciation or
    depreciation on investments                                   (12,497,862)      (33,214,749)     (2,823,153)      (56,025,246)
                                                                -------------   ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         1,217,741        (1,201,452)     (2,160,693)      (57,751,820)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                               3,052,263        93,695,220         753,724        85,826,779
 - Contract withdrawals and transfers to annuity reserves         (52,208,569)     (318,519,147)     (9,097,391)     (219,555,886)
 - Contract transfers                                              (5,518,048)      (60,109,561)      7,673,321        36,686,022
                                                                -------------   ---------------   -------------   ---------------
                                                                  (54,674,354)     (284,933,488)       (670,346)      (97,043,085)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts           229,461           605,770          22,834           266,134
 - Annuity Payments                                                  (541,570)         (466,751)        (50,715)         (183,926)
 - Receipt (reimbursement) of mortality guarantee adjustment            1,696            25,957           2,841            (4,818)
                                                                -------------   ---------------   -------------   ---------------
                                                                     (310,413)          164,976         (25,040)           77,390
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (54,984,767)     (284,768,512)       (695,386)      (96,965,695)
                                                                -------------   ---------------   -------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (53,767,026)     (285,969,964)     (2,856,079)     (154,717,515)
                                                                -------------   ---------------   -------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                   436,526,423     2,928,006,499      94,168,418     2,447,875,350
Changes From Operations:
 - Net investment income (loss)                                     3,069,934        14,245,904         791,435        13,692,449
 - Net realized gain (loss) on
    investments                                                    14,395,299        50,715,722       1,303,619        15,247,755
 - Net change in unrealized appreciation or
    depreciation on investments                                    44,138,964       346,274,402       9,700,845       265,554,693
                                                                -------------   ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        61,604,197       411,236,028      11,795,899       294,494,897
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                               2,822,239        59,355,231         704,762        61,378,455
 - Contract withdrawals and transfers to annuity reserves         (52,101,367)     (333,143,424)    (10,758,139)     (239,827,447)
 - Contract transfers                                              (8,295,169)      (55,388,255)      5,424,730       (31,960,851)
                                                                -------------   ---------------   -------------   ---------------
                                                                  (57,574,297)     (329,176,448)     (4,628,647)     (210,409,843)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts            58,352                --          17,442            32,112
 - Annuity Payments                                                  (513,108)         (487,505)        (54,208)         (213,430)
 - Receipt (reimbursement) of mortality guarantee adjustment         (191,409)           16,880           1,665           (42,223)
                                                                -------------   ---------------   -------------   ---------------
                                                                     (646,165)         (470,625)        (35,101)         (223,541)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (58,220,462)     (329,647,073)     (4,663,748)     (210,633,384)
                                                                -------------   ---------------   -------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             3,383,735        81,588,955       7,132,151        83,861,513
                                                                -------------   ---------------   -------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                 $ 439,910,158   $ 3,009,595,454   $ 101,300,569   $ 2,531,736,863
                                                                =============   ===============   =============   ===============

See accompanying notes.

                                                                                                    AMERICAN        AMERICAN
                                                                  AMERICAN         AMERICAN           FUNDS           FUNDS
                                                                    FUNDS            FUNDS            CASH            CASH
                                                                    BOND             BOND          MANAGEMENT      MANAGEMENT
                                                                   CLASS 1          CLASS 2          CLASS 1         CLASS 2
                                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 218,570,790   $ 3,071,098,577   $ 65,197,761    $ 493,126,261
Changes From Operations:
 - Net investment income (loss)                                     3,581,187        47,120,688       (870,698)      (7,716,333)
 - Net realized gain (loss) on
    investments                                                     1,544,546        12,050,216       (208,139)      (3,000,517)
 - Net change in unrealized appreciation or
    depreciation on investments                                     4,714,483        80,557,965         48,830          273,226
                                                                -------------   ---------------   ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         9,840,216       139,728,869     (1,030,007)     (10,443,624)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                               1,450,997       145,346,735        417,480       23,654,814
 - Contract withdrawals and transfers to annuity reserves         (25,901,618)     (277,563,824)   (28,758,394)    (265,057,074)
 - Contract transfers                                                (378,172)       45,611,221     22,960,395      265,843,516
                                                                -------------   ---------------   ------------    -------------
                                                                  (24,828,793)      (86,605,868)    (5,380,519)      24,441,256
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts           (11,671)          189,995             --           16,801
 - Annuity Payments                                                  (154,455)         (260,460)       (42,477)        (270,792)
 - Receipt (reimbursement) of mortality guarantee adjustment            9,279             8,148        (19,577)              34
                                                                -------------   ---------------   ------------    -------------
                                                                     (156,847)          (62,317)       (62,054)        (253,957)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (24,985,640)      (86,668,185)    (5,442,573)      24,187,299
                                                                -------------   ---------------   ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (15,145,424)       53,060,684     (6,472,580)      13,743,675
                                                                -------------   ---------------   ------------    -------------
NET ASSETS AT DECEMBER 31, 2011                                   203,425,366     3,124,159,261     58,725,181      506,869,936
Changes From Operations:
 - Net investment income (loss)                                     2,546,344        32,332,458       (758,989)      (6,937,051)
 - Net realized gain (loss) on
    investments                                                     1,767,107        18,907,919       (158,982)      (2,328,128)
 - Net change in unrealized appreciation or
    depreciation on investments                                     3,796,872        69,080,048         67,394          319,745
                                                                -------------   ---------------   ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         8,110,323       120,320,425       (850,577)      (8,945,434)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                               1,263,759        86,998,941        858,615       19,805,520
 - Contract withdrawals and transfers to annuity reserves         (23,750,191)     (308,256,243)   (24,894,968)    (268,517,999)
 - Contract transfers                                              14,262,872       209,035,917     18,785,318      194,009,209
                                                                -------------   ---------------   ------------    -------------
                                                                   (8,223,560)      (12,221,385)    (5,251,035)     (54,703,270)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                --            55,207             --               --
 - Annuity Payments                                                  (174,820)         (261,975)       (37,795)        (238,326)
 - Receipt (reimbursement) of mortality guarantee adjustment           18,429            16,950           (176)         (52,838)
                                                                -------------   ---------------   ------------    -------------
                                                                     (156,391)         (189,818)       (37,971)        (291,164)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (8,379,951)      (12,411,203)    (5,289,006)     (54,994,434)
                                                                -------------   ---------------   ------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              (269,628)      107,909,222     (6,139,583)     (63,939,868)
                                                                -------------   ---------------   ------------    -------------
NET ASSETS AT DECEMBER 31, 2012                                 $ 203,155,738   $ 3,232,068,483   $ 52,585,598    $ 442,930,068
                                                                =============   ===============   ============    =============

                                                                 AMERICAN        AMERICAN         AMERICAN        AMERICAN
                                                                   FUNDS          FUNDS             FUNDS           FUNDS
                                                                  GLOBAL          GLOBAL           GLOBAL          GLOBAL
                                                                 BALANCED          BOND             BOND          DISCOVERY
                                                                  CLASS 2        CLASS 1           CLASS 2         CLASS 1
                                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                  $          --   $ 58,442,910   $ 1,075,390,040   $ 14,185,993
Changes From Operations:
 - Net investment income (loss)                                       13,398        947,666        15,073,289       (117,214)
 - Net realized gain (loss) on
    investments                                                     (246,977)     1,062,651        19,520,705        478,343
 - Net change in unrealized appreciation or
    depreciation on investments                                     (689,111)      (179,906)         (693,208)    (1,635,039)
                                                               -------------   ------------   ---------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         (922,690)     1,830,411        33,900,786     (1,273,910)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                             24,412,661        478,265       115,589,768         23,933
 - Contract withdrawals and transfers to annuity reserves         (1,150,333)    (6,490,117)      (84,116,001)    (1,330,350)
 - Contract transfers                                             45,990,817      6,990,921        74,169,712        604,321
                                                               -------------   ------------   ---------------   ------------
                                                                  69,253,145        979,069       105,643,479       (702,096)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts           43,681         10,650           112,319             --
 - Annuity Payments                                                  (23,536)       (24,907)          (58,964)        (1,691)
 - Receipt (reimbursement) of mortality guarantee adjustment             (10)           135             2,987              1
                                                               -------------   ------------   ---------------   ------------
                                                                      20,135        (14,122)           56,342         (1,690)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                69,273,280        964,947       105,699,821       (703,786)
                                                               -------------   ------------   ---------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           68,350,590      2,795,358       139,600,607     (1,977,696)
                                                               -------------   ------------   ---------------   ------------
NET ASSETS AT DECEMBER 31, 2011                                   68,350,590     61,238,268     1,214,990,647     12,208,297
Changes From Operations:
 - Net investment income (loss)                                      180,441        525,718         7,314,513        (87,939)
 - Net realized gain (loss) on
    investments                                                      742,170      1,178,677        21,467,924        440,380
 - Net change in unrealized appreciation or
    depreciation on investments                                    8,179,818      1,223,837        26,926,230      1,942,929
                                                               -------------   ------------   ---------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        9,102,429      2,928,232        55,708,667      2,295,370
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                             16,785,282        321,788        51,104,063         59,285
 - Contract withdrawals and transfers to annuity reserves         (5,613,755)    (6,420,437)      (99,679,483)    (1,383,124)
 - Contract transfers                                             26,096,665      3,885,158        68,790,924      1,471,059
                                                               -------------   ------------   ---------------   ------------
                                                                  37,268,192     (2,213,491)       20,215,504        147,220
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts           (1,036)            --            22,346         10,465
 - Annuity Payments                                                    4,933        (34,464)          (59,637)        (6,771)
 - Receipt (reimbursement) of mortality guarantee adjustment             (40)           174              (924)           (34)
                                                               -------------   ------------   ---------------   ------------
                                                                       3,857        (34,290)          (38,215)         3,660
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                37,272,049     (2,247,781)       20,177,289        150,880
                                                               -------------   ------------   ---------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           46,374,478        680,451        75,885,956      2,446,250
                                                               -------------   ------------   ---------------   ------------
NET ASSETS AT DECEMBER 31, 2012                                $ 114,725,068   $ 61,918,719   $ 1,290,876,603   $ 14,654,547
                                                               =============   ============   ===============   ============

                                                                  AMERICAN
                                                                    FUNDS
                                                                   GLOBAL
                                                                  DISCOVERY
                                                                   CLASS 2
                                                                 SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 203,501,930
Changes From Operations:
 - Net investment income (loss)                                    (2,231,209)
 - Net realized gain (loss) on
    investments                                                     2,953,246
 - Net change in unrealized appreciation or
    depreciation on investments                                   (18,920,180)
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (18,198,143)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                              15,921,912
 - Contract withdrawals and transfers to annuity reserves         (16,345,735)
 - Contract transfers                                               6,771,720
                                                                -------------
                                                                    6,347,897
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts              (464)
 - Annuity Payments                                                   (31,475)
 - Receipt (reimbursement) of mortality guarantee adjustment              148
                                                                -------------
                                                                      (31,791)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                  6,316,106
                                                                -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (11,882,037)
                                                                -------------
NET ASSETS AT DECEMBER 31, 2011                                   191,619,893
Changes From Operations:
 - Net investment income (loss)                                    (1,952,705)
 - Net realized gain (loss) on
    investments                                                     4,127,532
 - Net change in unrealized appreciation or
    depreciation on investments                                    33,138,549
                                                                -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        35,313,376
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                               9,630,508
 - Contract withdrawals and transfers to annuity reserves         (16,583,113)
 - Contract transfers                                              (2,501,468)
                                                                -------------
                                                                   (9,454,073)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                --
 - Annuity Payments                                                   (30,785)
 - Receipt (reimbursement) of mortality guarantee adjustment               (5)
                                                                -------------
                                                                      (30,790)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (9,484,863)
                                                                -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            25,828,513
                                                                -------------
NET ASSETS AT DECEMBER 31, 2012                                 $ 217,448,406
                                                                =============

See accompanying notes.

                                                                                                   AMERICAN         AMERICAN
                                                                                                    FUNDS            FUNDS
                                                                   AMERICAN         AMERICAN        GLOBAL           GLOBAL
                                                                     FUNDS            FUNDS         GROWTH           GROWTH
                                                                    GLOBAL           GLOBAL           AND              AND
                                                                    GROWTH           GROWTH         INCOME           INCOME
                                                                    CLASS 1          CLASS 2        CLASS 1          CLASS 2
                                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 120,789,156   $ 1,639,887,128   $ 74,367,770   $ 1,405,804,935
Changes From Operations:
 - Net investment income (loss)                                        88,472        (2,805,071)       952,112        15,727,381
 - Net realized gain (loss) on
    investments                                                     3,947,598        25,058,499       (601,043)       (7,002,486)
 - Net change in unrealized appreciation or
    depreciation on investments                                   (15,244,761)     (180,823,364)    (4,808,704)      (95,059,393)
                                                                -------------   ---------------   ------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (11,208,691)     (158,569,936)    (4,457,635)      (86,334,498)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 512,504        51,132,190        424,691        63,202,751
 - Contract withdrawals and transfers to annuity reserves         (11,803,104)     (135,863,930)    (6,524,183)     (105,092,868)
 - Contract transfers                                              (2,804,218)        2,576,055     (1,590,946)      (13,115,054)
                                                                -------------   ---------------   ------------   ---------------
                                                                  (14,094,818)      (82,155,685)    (7,690,438)      (55,005,171)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts           (21,995)          191,918        (23,461)          191,156
 - Annuity Payments                                                  (132,840)         (243,540)       (19,649)         (102,950)
 - Receipt (reimbursement) of mortality guarantee adjustment            1,021           (15,074)           393            (7,133)
                                                                -------------   ---------------   ------------   ---------------
                                                                     (153,814)          (66,696)       (42,717)           81,073
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (14,248,632)      (82,222,381)    (7,733,155)      (54,924,098)
                                                                -------------   ---------------   ------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (25,457,323)     (240,792,317)   (12,190,790)     (141,258,596)
                                                                -------------   ---------------   ------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                    95,331,833     1,399,094,811     62,176,980     1,264,546,339
Changes From Operations:
 - Net investment income (loss)                                      (295,843)       (8,923,022)       775,240        12,660,482
 - Net realized gain (loss) on
    investments                                                     3,958,906        32,475,556        (15,599)         (810,486)
 - Net change in unrealized appreciation or
    depreciation on investments                                    15,288,470       252,157,565      8,722,840       177,671,119
                                                                -------------   ---------------   ------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        18,951,533       275,710,099      9,482,481       189,521,115
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 396,843        28,056,813        383,763        31,440,830
 - Contract withdrawals and transfers to annuity reserves          (9,813,748)     (130,404,323)    (7,021,444)     (104,522,633)
 - Contract transfers                                              (4,125,828)      (96,495,706)    (2,694,931)      (84,061,904)
                                                                -------------   ---------------   ------------   ---------------
                                                                  (13,542,733)     (198,843,216)    (9,332,612)     (157,143,707)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                --                --             --                --
 - Annuity Payments                                                  (117,401)         (213,511)       (20,092)         (110,033)
 - Receipt (reimbursement) of mortality guarantee adjustment              176           (51,412)           515            (2,577)
                                                                -------------   ---------------   ------------   ---------------
                                                                     (117,225)         (264,923)       (19,577)         (112,610)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (13,659,958)     (199,108,139)    (9,352,189)     (157,256,317)
                                                                -------------   ---------------   ------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             5,291,575        76,601,960        130,292        32,264,798
                                                                -------------   ---------------   ------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                 $ 100,623,408   $ 1,475,696,771   $ 62,307,272   $ 1,296,811,137
                                                                =============   ===============   ============   ===============

See accompanying notes.

                                                                   AMERICAN        AMERICAN
                                                                    FUNDS          FUNDS
                                                                    GLOBAL          GLOBAL          AMERICAN         AMERICAN
                                                                     SMALL          SMALL             FUNDS            FUNDS
                                                                CAPITALIZATION  CAPITALIZATION       GROWTH           GROWTH
                                                                    CLASS 1        CLASS 2           CLASS 1          CLASS 2
                                                                  SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 128,821,405   $ 995,465,563   $ 1,534,470,559   $ 5,741,863,255
Changes From Operations:
 - Net investment income (loss)                                       164,855      (1,287,412)       (7,946,745)      (49,815,177)
 - Net realized gain (loss) on
    investments                                                     3,644,695       6,925,092        36,190,407        26,134,930
 - Net change in unrealized appreciation or
    depreciation on investments                                   (26,382,253)   (204,409,666)      (99,677,279)     (272,677,230)
                                                                -------------   -------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (22,572,703)   (198,771,986)      (71,433,617)     (296,357,477)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 535,788      45,678,574         6,155,253       161,465,222
 - Contract withdrawals and transfers to annuity reserves         (11,315,318)    (77,578,732)     (154,771,744)     (482,772,505)
 - Contract transfers                                             (12,673,533)     24,004,281       (61,477,551)     (138,620,881)
                                                                -------------   -------------   ---------------   ---------------
                                                                  (23,453,063)     (7,895,877)     (210,094,042)     (459,928,164)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts            75,570          70,626           222,825           194,921
 - Annuity Payments                                                   (89,825)       (169,518)       (1,074,137)         (465,428)
 - Receipt (reimbursement) of mortality guarantee adjustment            2,904           5,770           (81,312)              590
                                                                -------------   -------------   ---------------   ---------------
                                                                      (11,351)        (93,122)         (932,624)         (269,917)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (23,464,414)     (7,988,999)     (211,026,666)     (460,198,081)
                                                                -------------   -------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (46,037,117)   (206,760,985)     (282,460,283)     (756,555,558)
                                                                -------------   -------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                    82,784,288     788,704,578     1,252,010,276     4,985,307,697
Changes From Operations:
 - Net investment income (loss)                                       146,246      (1,110,073)       (4,702,626)      (38,068,549)
 - Net realized gain (loss) on
    investments                                                       786,790      (2,903,591)       42,882,053        69,775,815
 - Net change in unrealized appreciation or
    depreciation on investments                                    11,983,250     130,218,706       158,927,486       744,269,943
                                                                -------------   -------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        12,916,286     126,205,042       197,106,913       775,977,209
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 398,485      24,314,151         6,899,897        95,292,384
 - Contract withdrawals and transfers to annuity reserves          (8,540,819)    (72,633,728)     (146,282,658)     (496,491,028)
 - Contract transfers                                              (4,352,562)    (29,531,182)      (57,729,054)     (244,827,038)
                                                                -------------   -------------   ---------------   ---------------
                                                                  (12,494,896)    (77,850,759)     (197,111,815)     (646,025,682)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts             3,488          21,410            10,465            35,128
 - Annuity Payments                                                   (84,181)       (135,579)         (975,608)         (458,600)
 - Receipt (reimbursement) of mortality guarantee adjustment            2,580           3,002          (345,020)           14,151
                                                                -------------   -------------   ---------------   ---------------
                                                                      (78,113)       (111,167)       (1,310,163)         (409,321)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (12,573,009)    (77,961,926)     (198,421,978)     (646,435,003)
                                                                -------------   -------------   ---------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               343,277      48,243,116        (1,315,065)      129,542,206
                                                                -------------   -------------   ---------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                 $  83,127,565   $ 836,947,694   $ 1,250,695,211   $ 5,114,849,903
                                                                =============   =============   ===============   ===============

                                                                                                       AMERICAN        AMERICAN
                                                                  AMERICAN           AMERICAN            FUNDS           FUNDS
                                                                    FUNDS              FUNDS          HIGH-INCOME     HIGH-INCOME
                                                                GROWTH-INCOME      GROWTH-INCOME         BOND            BOND
                                                                   CLASS 1            CLASS 2           CLASS 1         CLASS 2
                                                                 SUBACCOUNT         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $ 1,594,462,009   $ 5,642,759,369   $ 167,909,242   $ 1,088,547,418
Changes From Operations:
 - Net investment income (loss)                                       4,819,394         4,240,665       9,782,918        64,032,120
 - Net realized gain (loss) on
    investments                                                      22,272,363       (23,373,389)       (533,677)        5,344,752
 - Net change in unrealized appreciation or
    depreciation on investments                                     (69,365,412)     (150,958,376)     (7,861,658)      (63,637,603)
                                                                ---------------   ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         (42,273,655)     (170,091,100)      1,387,583         5,739,269
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 8,964,107       151,459,875         906,565        33,336,927
 - Contract withdrawals and transfers to annuity reserves          (171,499,352)     (510,378,723)    (22,262,606)     (110,140,711)
 - Contract transfers                                               (55,730,687)      (92,837,567)      1,343,778        (3,742,684)
                                                                ---------------   ---------------   -------------   ---------------
                                                                   (218,265,932)     (451,756,415)    (20,012,263)      (80,546,468)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts             294,886           989,649          90,398            74,355
 - Annuity Payments                                                  (1,221,655)         (822,497)       (210,938)         (207,532)
 - Receipt (reimbursement) of mortality guarantee adjustment            (70,401)           13,563           2,297             4,141
                                                                ---------------   ---------------   -------------   ---------------
                                                                       (997,170)          180,715        (118,243)         (129,036)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (219,263,102)     (451,575,700)    (20,130,506)      (80,675,504)
                                                                ---------------   ---------------   -------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (261,536,757)     (621,666,800)    (18,742,923)      (74,936,235)
                                                                ---------------   ---------------   -------------   ---------------
NET ASSETS AT DECEMBER 31, 2011                                   1,332,925,252     5,021,092,569     149,166,319     1,013,611,183
Changes From Operations:
 - Net investment income (loss)                                       5,488,477         6,974,446       8,746,451        59,871,308
 - Net realized gain (loss) on
    investments                                                      32,749,408        29,920,291        (390,665)        2,029,383
 - Net change in unrealized appreciation or
    depreciation on investments                                     166,337,594       723,433,657       9,427,379        58,151,162
                                                                ---------------   ---------------   -------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         204,575,479       760,328,394      17,783,165       120,051,853
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 7,991,250        93,320,224         753,274        23,590,257
 - Contract withdrawals and transfers to annuity reserves          (153,988,820)     (525,915,654)    (18,990,346)     (112,462,274)
 - Contract transfers                                               (49,291,879)     (213,283,445)      4,642,557        33,089,355
                                                                ---------------   ---------------   -------------   ---------------
                                                                   (195,289,449)     (645,878,875)    (13,594,515)      (55,782,662)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts              61,662                --              --                --
 - Annuity Payments                                                  (1,105,670)         (818,565)       (176,205)         (215,273)
 - Receipt (reimbursement) of mortality guarantee adjustment           (406,522)           37,776           6,931             2,670
                                                                ---------------   ---------------   -------------   ---------------
                                                                     (1,450,530)         (780,789)       (169,274)         (212,603)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (196,739,979)     (646,659,664)    (13,763,789)      (55,995,265)
                                                                ---------------   ---------------   -------------   ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               7,835,500       113,668,730       4,019,376        64,056,588
                                                                ---------------   ---------------   -------------   ---------------
NET ASSETS AT DECEMBER 31, 2012                                 $ 1,340,760,752   $ 5,134,761,299   $ 153,185,695   $ 1,077,667,771
                                                                ===============   ===============   =============   ===============

                                                                  AMERICAN
                                                                    FUNDS
                                                                INTERNATIONAL
                                                                   CLASS 1
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                   $  805,613,387
Changes From Operations:
 - Net investment income (loss)                                      3,654,399
 - Net realized gain (loss) on
    investments                                                     12,377,276
 - Net change in unrealized appreciation or
    depreciation on investments                                   (124,283,641)
                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (108,251,966)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                3,946,095
 - Contract withdrawals and transfers to annuity reserves          (77,019,562)
 - Contract transfers                                              (37,323,025)
                                                                --------------
                                                                  (110,396,492)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts            126,255
 - Annuity Payments                                                   (680,368)
 - Receipt (reimbursement) of mortality guarantee adjustment           (34,363)
                                                                --------------
                                                                      (588,476)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                (110,984,968)
                                                                --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (219,236,934)
                                                                --------------
NET ASSETS AT DECEMBER 31, 2011                                    586,376,453
Changes From Operations:
 - Net investment income (loss)                                      1,626,121
 - Net realized gain (loss) on
    investments                                                      5,662,627
 - Net change in unrealized appreciation or
    depreciation on investments                                     82,717,128
                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         90,005,876
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                3,148,374
 - Contract withdrawals and transfers to annuity reserves          (62,160,699)
 -  Contract transfers                                            (31,111,697)
                                                                --------------
                                                                   (90,124,022)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts              6,977
 - Annuity Payments                                                   (502,258)
 - Receipt (reimbursement) of mortality guarantee adjustment          (337,278)
                                                                --------------
                                                                      (832,559)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (90,956,581)
                                                                --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (950,705)
                                                                --------------
NET ASSETS AT DECEMBER 31, 2012                                 $  585,425,748
                                                                ==============

See accompanying notes.

                                                                                      AMERICAN        AMERICAN
                                                                                       FUNDS           FUNDS
                                                                                   INTERNATIONAL   INTERNATIONAL
                                                                     AMERICAN         GROWTH          GROWTH          AMERICAN
                                                                      FUNDS             AND             AND             FUNDS
                                                                  INTERNATIONAL       INCOME          INCOME          MORTGAGE
                                                                     CLASS 2          CLASS 1         CLASS 2          CLASS 2
                                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $ 2,140,984,042   $  14,903,850   $  173,409,710   $         --
Changes From Operations:
 - Net investment income (loss)                                        4,956,892         233,099        2,811,658        (90,218)
 - Net realized gain (loss) on investments                             5,056,501         247,907        2,772,654        210,968
 - Net change in unrealized appreciation or
    depreciation on investments                                     (323,665,276)     (2,171,536)     (25,555,969)        85,251
                                                                 ---------------   -------------   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         (313,651,883)     (1,690,530)     (19,971,657)       206,001
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 61,745,120          59,123       24,503,632      5,201,565
 - Contract withdrawals and transfers to annuity reserves           (166,726,462)     (1,309,835)      (9,863,472)      (520,762)
 - Contract transfers                                                 60,663,290       2,185,045       22,667,247     15,982,294
                                                                 ---------------   -------------   --------------   ------------
                                                                     (44,318,052)        934,333       37,307,407     20,663,097
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts               92,017           9,822               --             --
 - Annuity Payments                                                     (205,712)         (9,120)         (11,119)            --
 - Receipt (reimbursement) of mortality guarantee adjustment               3,420              42                9             --
                                                                 ---------------   -------------   --------------   ------------
                                                                        (110,275)            744          (11,110)            --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                   (44,428,327)        935,077       37,296,297     20,663,097
                                                                 ---------------   -------------   --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (358,080,210)       (755,453)      17,324,640     20,869,098
                                                                 ---------------   -------------   --------------   ------------
NET ASSETS AT DECEMBER 31, 2011                                    1,782,903,832      14,148,397      190,734,350     20,869,098
Changes From Operations:
 - Net investment income (loss)                                       (1,441,645)        137,674        1,408,141       (417,429)
 - Net realized gain (loss) on investments                           (13,636,844)         71,219        1,315,581        536,960
 - Net change in unrealized appreciation or
   depreciation on investments                                       292,453,569       1,837,376       25,676,807          8,152
                                                                 ---------------   -------------   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                           277,375,080       2,046,269       28,400,529        127,683
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 31,610,648         136,255       13,818,834      7,517,084
 - Contract withdrawals and transfers to annuity reserves           (162,669,952)     (1,637,742)     (11,949,506)    (3,503,877)
 - Contract transfers                                                (77,831,561)        179,001       (4,430,005)    22,896,594
                                                                 ---------------   -------------   --------------   ------------
                                                                    (208,890,865)     (1,322,486)      (2,560,677)    26,909,801
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts               27,848              --               --             --
 - Annuity Payments                                                     (151,315)         (9,049)         (10,362)         6,444
 - Receipt (reimbursement) of mortality guarantee adjustment               7,125             116             (110)           (10)
                                                                 ---------------   -------------   --------------   ------------
                                                                        (116,342)         (8,933)         (10,472)         6,434
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                  (209,007,207)     (1,331,419)      (2,571,149)    26,916,235
                                                                 ---------------   -------------   --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               68,367,873         714,850       25,829,380     27,043,918
                                                                 ---------------   -------------   --------------   ------------
NET ASSETS AT DECEMBER 31, 2012                                  $ 1,851,271,705   $  14,863,247   $  216,563,730   $ 47,913,016
                                                                 ===============   =============   ==============   ============

See accompanying notes.

                                                                                                    AMERICAN       AMERICAN
                                                                   AMERICAN        AMERICAN           FUNDS       FUNDS U.S.
                                                                     FUNDS           FUNDS          PROTECTED     GOVERNMENT/
                                                                      NEW             NEW             ASSET        AAA-RATED
                                                                     WORLD           WORLD         ALLOCATION     SECURITIES
                                                                    CLASS 1         CLASS 2         CLASS P2        CLASS 1
                                                                  SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $ 108,708,007   $ 1,047,161,279   $        --   $ 191,633,887
Changes From Operations:
 - Net investment income (loss)                                        445,673         2,040,251            --       1,060,776
 - Net realized gain (loss) on investments                           4,078,652        25,651,783            --       6,617,012
 - Net change in unrealized appreciation or
    depreciation on investments                                    (19,708,504)     (184,113,847)           --       3,292,680
                                                                 -------------   ---------------   -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                        (15,184,179)     (156,421,813)           --      10,970,468
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  514,916        58,616,562            --       1,716,848
 - Contract withdrawals and transfers to annuity reserves           (6,924,339)      (79,602,570)           --     (21,787,251)
 - Contract transfers                                               (7,790,220)        3,328,236            --       1,284,654
                                                                 -------------   ---------------   -----------   -------------
                                                                   (14,199,643)      (17,657,772)           --     (18,785,749)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts             (8,175)          124,629            --          76,855
 - Annuity Payments                                                    (54,178)         (158,006)           --        (132,863)
 - Receipt (reimbursement) of mortality guarantee adjustment             1,886             1,949            --         (13,190)
                                                                 -------------   ---------------   -----------   -------------
                                                                       (60,467)          (31,428)           --         (69,198)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (14,260,110)      (17,689,200)           --     (18,854,947)
                                                                 -------------   ---------------   -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (29,444,289)     (174,111,013)           --      (7,884,479)
                                                                 -------------   ---------------   -----------   -------------
NET ASSETS AT DECEMBER 31, 2011                                     79,263,718       873,050,266            --     183,749,408
Changes From Operations:
 - Net investment income (loss)                                       (169,411)       (4,540,224)       26,082        (362,697)
 - Net realized gain (loss) on investments                           2,596,425        19,752,864           (94)      7,072,746
 - Net change in unrealized appreciation or
   depreciation on investments                                       9,623,873       119,141,997       (16,057)     (5,337,811)
                                                                 -------------   ---------------   -----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                          12,050,887       134,354,637         9,931       1,372,238
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  228,114        25,975,001     3,104,149       1,032,070
 - Contract withdrawals and transfers to annuity reserves           (8,752,557)      (73,116,543)       (2,298)    (20,735,087)
 - Contract transfers                                               (4,186,835)      (53,391,366)    2,562,089       3,678,578
                                                                 -------------   ---------------   -----------   -------------
                                                                   (12,711,278)     (100,532,908)    5,663,940     (16,024,439)
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts              3,488                --            --              --
 - Annuity Payments                                                    (48,313)         (106,573)           --        (137,997)
 - Receipt (reimbursement) of mortality guarantee adjustment             2,258             8,450            --         (14,811)
                                                                 -------------   ---------------   -----------   -------------
                                                                       (42,567)          (98,123)           --        (152,808)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 (12,753,845)     (100,631,031)    5,663,940     (16,177,247)
                                                                 -------------   ---------------   -----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (702,958)       33,723,606     5,673,871     (14,805,009)
                                                                 -------------   ---------------   -----------   -------------
NET ASSETS AT DECEMBER 31, 2012                                  $  78,560,760   $   906,773,872   $ 5,673,871   $ 168,944,399
                                                                 =============   ===============   ===========   =============

                                                                      AMERICAN
                                                                       FUNDS           LVIP           LVIP
                                                                       U.S.          AMERICAN       AMERICAN
                                                                    GOVERNMENT/      BALANCED       BALANCED
                                                                     AAA-RATED      ALLOCATION     ALLOCATION
                                                                    SECURITIES       STANDARD        SERVICE
                                                                      CLASS 2         CLASS           CLASS
                                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $ 1,866,302,178   $    711,357   $  35,282,096
Changes From Operations:
 - Net investment income (loss)                                        3,604,065        (32,689)     (3,388,044)
 - Net realized gain (loss) on investments                            61,121,296         (6,680)       (569,119)
 - Net change in unrealized appreciation or
    depreciation on investments                                       43,771,350       (134,368)     (5,958,748)
                                                                 ---------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          108,496,711       (173,737)     (9,915,911)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                108,951,317        179,218     241,156,772
 - Contract withdrawals and transfers to annuity reserves           (164,034,325)      (710,361)    (13,015,385)
 - Contract transfers                                                (17,347,151)     9,757,539     190,790,014
                                                                 ---------------   ------------   -------------
                                                                     (72,430,159)     9,226,396     418,931,401
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts              214,773             --              --
 - Annuity Payments                                                     (174,323)        23,090              --
 - Receipt (reimbursement) of mortality guarantee adjustment               1,745            482              --
                                                                 ---------------   ------------   -------------
                                                                          42,195         23,572              --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                   (72,387,964)     9,249,968     418,931,401
                                                                 ---------------   ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               36,108,747      9,076,231     409,015,490
                                                                 ---------------   ------------   -------------
NET ASSETS AT DECEMBER 31, 2011                                    1,902,410,925      9,787,588     444,297,586
Changes From Operations:
 - Net investment income (loss)                                      (10,745,567)       235,029       6,470,858
 - Net realized gain (loss) on investments                            67,307,860        131,201       4,372,713
 - Net change in unrealized appreciation or
   depreciation on investments                                       (50,050,323)       810,783      37,850,409
                                                                 ---------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                             6,511,970      1,177,013      48,693,980
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 70,795,351        355,378      98,026,209
 - Contract withdrawals and transfers to annuity reserves           (189,141,524)    (1,548,039)    (38,933,398)
 - Contract transfers                                                111,899,973      7,182,435     107,028,576
                                                                 ---------------   ------------   -------------
                                                                      (6,446,200)     5,989,774     166,121,387
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts               32,745             --              --
 - Annuity Payments                                                     (147,003)       (14,228)        (36,351)
 - Receipt (reimbursement) of mortality guarantee adjustment              11,616         (6,843)         (7,235)
                                                                 ---------------   ------------   -------------
                                                                        (102,642)       (21,071)        (43,586)
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                    (6,548,842)     5,968,703     166,077,801
                                                                 ---------------   ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (36,872)     7,145,716     214,771,781
                                                                 ---------------   ------------   -------------
NET ASSETS AT DECEMBER 31, 2012                                  $ 1,902,374,053   $ 16,933,304   $ 659,069,367
                                                                 ===============   ============   =============

                                                                      LVIP          LVIP
                                                                    AMERICAN      AMERICAN
                                                                     GROWTH        GROWTH
                                                                   ALLOCATION    ALLOCATION
                                                                    STANDARD       SERVICE
                                                                      CLASS         CLASS
                                                                   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $     13,511   $  30,921,456
Changes From Operations:
 - Net investment income (loss)                                       (30,834)     (3,445,891)
 - Net realized gain (loss) on investments                             (1,970)       (820,622)
 - Net change in unrealized appreciation or
    depreciation on investments                                      (197,902)    (10,829,661)
                                                                 ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          (230,706)    (15,096,174)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                 420,716     270,885,009
 - Contract withdrawals and transfers to annuity reserves            (341,590)    (11,621,352)
 - Contract transfers                                               8,112,863     161,888,348
                                                                 ------------   -------------
                                                                    8,191,989     421,152,005
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                --              --
 - Annuity Payments                                                        --              --
 - Receipt (reimbursement) of mortality guarantee adjustment               --              --
                                                                 ------------   -------------
                                                                           --              --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                  8,191,989     421,152,005
                                                                 ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             7,961,283     406,055,831
                                                                 ------------   -------------
NET ASSETS AT DECEMBER 31, 2011                                     7,974,794     436,977,287
Changes From Operations:
 - Net investment income (loss)                                       116,196       5,897,313
 - Net realized gain (loss) on investments                            100,516       3,127,569
 - Net change in unrealized appreciation or
   depreciation on investments                                        742,546      45,094,051
                                                                 ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                            959,258      54,118,933
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  50,125     114,378,992
 - Contract withdrawals and transfers to annuity reserves          (1,333,326)    (25,439,599)
 - Contract transfers                                               2,233,541      42,589,439
                                                                 ------------   -------------
                                                                      950,340     131,528,832
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                --              --
 - Annuity Payments                                                        --              --
 - Receipt (reimbursement) of mortality guarantee adjustment               --              --
                                                                 ------------   -------------
                                                                           --              --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                    950,340     131,528,832
                                                                 ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,909,598     185,647,765
                                                                 ------------   -------------
NET ASSETS AT DECEMBER 31, 2012                                  $  9,884,392   $ 622,625,052
                                                                 ============   =============

See accompanying notes.

                                                                                                                  LVIP
                                                                    LVIP            LVIP                        PROTECTED
                                                                  AMERICAN        AMERICAN          LVIP        AMERICAN
                                                                   INCOME          INCOME         AMERICAN      BALANCED
                                                                 ALLOCATION      ALLOCATION     PRESERVATION   ALLOCATION
                                                                  STANDARD         SERVICE         SERVICE      STANDARD
                                                                    CLASS           CLASS           CLASS         CLASS
                                                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $    65,069    $  17,216,414   $         --   $       --
Changes From Operations:
 - Net investment income (loss)                                       (5,121)        (926,251)            --           --
 - Net realized gain (loss) on investments                             5,303          (29,376)            --           --
 - Net change in unrealized appreciation or
    depreciation on investments                                       22,151        1,147,873             --           --
                                                                 -----------    -------------   ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                           22,333          192,246             --           --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                  6,012       45,991,129             --           --
 - Contract withdrawals and transfers to annuity reserves           (424,781)      (4,466,088)            --           --
 - Contract transfers                                              3,200,839       67,905,209             --           --
                                                                 -----------    -------------   ------------   ----------
                                                                   2,782,070      109,430,250             --           --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts               --               --             --           --
 - Annuity Payments                                                       --               --             --           --
 - Receipt (reimbursement) of mortality guarantee adjustment              --               --             --           --
                                                                 -----------    -------------   ------------   ----------
                                                                          --               --             --           --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 2,782,070      109,430,250             --           --
                                                                 -----------    -------------   ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,804,403      109,622,496             --           --
                                                                 -----------    -------------   ------------   ----------
NET ASSETS AT DECEMBER 31, 2011                                    2,869,472      126,838,910             --           --
Changes From Operations:
 - Net investment income (loss)                                      103,715        2,505,408        (15,247)      (1,076)
 - Net realized gain (loss) on investments                            43,383        1,751,845           (767)     (26,013)
 - Net change in unrealized appreciation or
   depreciation on investments                                       134,062        5,520,116        (27,792)          --
                                                                 -----------    -------------   ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                           281,160        9,777,369        (43,806)     (27,089)
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                146,822       25,166,821      7,832,226       73,010
 - Contract withdrawals and transfers to annuity reserves           (692,061)     (14,067,765)      (914,982)    (721,612)
 - Contract transfers                                              3,147,468       41,958,279     24,290,938      675,691
                                                                 -----------    -------------   ------------   ----------
                                                                   2,602,229       53,057,335     31,208,182       27,089
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts               --               --             --           --
 - Annuity Payments                                                  (26,801)              --             --           --
 - Receipt (reimbursement) of mortality guarantee adjustment          (7,908)              --             --           --
                                                                 -----------    -------------   ------------   ----------
                                                                     (34,709)              --             --           --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 2,567,520       53,057,335     31,208,182       27,089
                                                                 -----------    -------------   ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            2,848,680       62,834,704     31,164,376           --
                                                                 -----------    -------------   ------------   ----------
NET ASSETS AT DECEMBER 31, 2012                                  $ 5,718,152    $ 189,673,614   $ 31,164,376   $       --
                                                                 ===========    =============   ============   ==========

See accompanying notes.

                                                                      LVIP          LVIP           LVIP
                                                                    PROTECTED     PROTECTED      PROTECTED
                                                                    AMERICAN       AMERICAN      AMERICAN
                                                                    BALANCED        GROWTH        GROWTH
                                                                   ALLOCATION     ALLOCATION    ALLOCATION
                                                                     SERVICE       STANDARD       SERVICE
                                                                      CLASS         CLASS          CLASS
                                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2011                                    $          --    $       --   $          --
Changes From Operations:
 - Net investment income (loss)                                             --            --              --
 - Net realized gain (loss) on investments                                  --            --              --
 - Net change in unrealized appreciation or
    depreciation on investments                                             --            --              --
                                                                 -------------    ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                 --            --              --
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                                       --            --              --
 - Contract withdrawals and transfers to annuity reserves                   --            --              --
 - Contract transfers                                                       --            --              --
                                                                 -------------    ----------   -------------
                                                                            --            --              --
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                 --            --              --
 - Annuity Payments                                                         --            --              --
                                                                 -------------    ----------   -------------
 - Receipt (reimbursement) of mortality guarantee adjustment                --            --              --
                                                                 -------------    ----------   -------------
                                                                            --            --              --
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                          --            --              --
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     --            --              --
                                                                 -------------    ----------   -------------
NET ASSETS AT DECEMBER 31, 2011                                             --            --              --
Changes From Operations:
 - Net investment income (loss)                                      3,131,367          (680)      3,720,508
 - Net realized gain (loss) on investments                             350,592       (26,008)        402,874
 - Net change in unrealized appreciation or
   depreciation on investments                                       7,265,510            --      14,085,523
                                                                 -------------    ----------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                          10,747,469       (26,688)     18,208,905
Changes From Unit Transactions:
 Accumulation Units:
 - Contract purchases                                              289,360,589        22,343     472,722,857
 - Contract withdrawals and transfers to annuity reserves           (7,402,160)         (520)     (7,669,419)
 - Contract transfers                                              251,703,094         4,865     277,491,714
                                                                 -------------    ----------   -------------
                                                                   533,661,523        26,688     742,545,152
 Annuity Reserves:
 - Transfer from accumulation units and between subaccounts                 --            --              --
 - Annuity Payments                                                         --            --              --
 - Receipt (reimbursement) of mortality guarantee adjustment            52,643            --          53,090
                                                                 -------------    ----------   -------------
                                                                        52,643            --          53,090
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                                 533,714,166        26,688     742,598,242
                                                                 -------------    ----------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            544,461,635            --     760,807,147
                                                                 -------------    ----------   -------------
NET ASSETS AT DECEMBER 31, 2012                                  $ 544,461,635    $       --   $ 760,807,147
                                                                 =============    ==========   =============

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of fourteen products as follows:

  - American Legacy II
  - American Legacy III
  - American Legacy III (B Class)
  - American Legacy Shareholder's Advantage
  - American Legacy Shareholder's Advantage (A Class)
  - American Legacy III Plus
  - American Legacy III C Share
  - American Legacy III View
  - American Legacy Design
  - American Legacy Signature
  - American Legacy Fusion
  - American Legacy Series B Share
  - American Legacy Series C Share
  - American Legacy Series L Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund
     American Funds Asset Allocation Class 2 Fund
     American Funds Blue Chip Income and Growth Class 1 Fund
     American Funds Blue Chip Income and Growth Class 2 Fund
     American Funds Bond Class 1 Fund
     American Funds Bond Class 2 Fund
     American Funds Cash Management Class 1 Fund
     American Funds Cash Management Class 2 Fund
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Balanced Class 2 Fund
     American Funds Global Bond Class 1 Fund
     American Funds Global Bond Class 2 Fund
     American Funds Global Discovery Class 1 Fund
     American Funds Global Discovery Class 2 Fund
     American Funds Global Growth Class 1 Fund
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund
     American Funds Global Growth and Income Class 2 Fund
     American Funds Global Small Capitalization Class 1 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 1 Fund
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund American Funds International Growth and Income Class 2 Fund American Funds Mortgage Class 1 Fund**
     American Funds Mortgage Class 2 Fund
     American Funds New World Class 1 Fund
     American Funds New World Class 2 Fund
     American Funds Protected Asset Allocation Class P1 Fund** American Funds Protected Asset Allocation Class P2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund American Funds U.S. Government/AAA-Rated Securities Class 2 Fund
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund
     LVIP American Balanced Allocation Service Class Fund
     LVIP American Growth Allocation Standard Class Fund
     LVIP American Growth Allocation Service Class Fund
     LVIP American Income Allocation Standard Class Fund
     LVIP American Income Allocation Service Class Fund
     LVIP American Preservation Standard Class Fund**
     LVIP American Preservation Service Class Fund

     LVIP Protected American Balanced Allocation Standard Class Fund** LVIP Protected American Balanced Allocation Service Class Fund LVIP Protected American Growth Allocation Standard Class Fund** LVIP Protected American Growth Allocation Service Class Fund

*  Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2012

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2012. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets
Level 2 - inputs to the valuation methodology are observable, directly or indirectly
Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2011, the American Funds Global Balanced Class 1 Fund, the American Funds Global Balanced Class 2 Fund, the American Funds Mortgage Class 1 Fund and the American Funds Mortgage Class 2 Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

In the accompanying 2011 Statements of Changes in Net Assets, certain 2011 contract purchases and contract withdrawals have been reclassified to contract transfers. The total net increase/(decrease) in net assets resulting from unit transactions has not changed.

In the accompanying financial statements, the 2011 balances and activity in the Statements of Changes in Net Assets, Footnote 3 and Footnote 6 for the American Funds Mortgage Class 2 fund and the American Funds Global Balanced Class 2 fund have been reclassified, as the balances and activity for each fund were mislabeled in the December 31, 2011 financial statements.

During 2012, the American Funds Protected Asset Allocation Class P1 Fund, the American Funds Protected Asset Allocation Class P2 Fund, the LVIP American Preservation Standard Class Fund, the LVIP American Preservation Service Class Fund, the LVIP Protected American Balanced Allocation Standard Class Fund, the LVIP Protected American Balanced Allocation Service Class Fund, the LVIP Protected American Growth Allocation Standard Class Fund, and the LVIP Protected American Growth Allocation Service Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2012, the 2012 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the fourteen contract types within the Variable
Account:

- American Legacy II at a daily rate of .0036986% to .0076712% (1.35% to 2.80% on an annual basis)
- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)
- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)
- American Legacy III C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy III View at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)
- American Legacy Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)
- American Legacy Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)
- American Legacy Series B Share at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)
- American Legacy Series C Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
- American Legacy Series L Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2012 and 2011 were $152,195,697 and $143,767,569, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the year ending December 31, 2012 and 2011, sales charges were $3,964,801 and $7,860,263, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2012, follows:

                              MINIMUM MAXIMUM   MINIMUM                                              MINIMUM    MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT    MAXIMUM UNIT     UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR   DATE (1)   RATE (2) RATE (2) VALUE (3)   VALUE (3)   OUTSTANDING    NET ASSETS   RETURN (4) RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
           2012                  1.35%    2.80% $   1.60  $     14.49    98,749,959 $  439,910,158      13.22%     14.87%      2.10%
           2011                  1.35%    2.80%     1.40        11.41   112,716,926    436,526,423      -0.89%      0.20%      2.04%
           2010                  1.35%    2.45%     1.40        11.44   126,993,899    490,293,449      10.03%     11.24%      2.14%
           2009                  1.35%    2.45%     1.27        10.33   143,546,982    500,028,013      21.26%     22.60%      2.53%
           2008                  1.35%    2.45%     1.04         8.46   164,722,844    469,099,952     -31.02%    -30.25%      2.64%

AMERICAN FUNDS ASSET ALLOCATION CLASS 2
           2012                  0.60%    3.20%     1.52        14.53   753,396,736  3,009,595,454      12.59%     15.50%      1.88%
           2011                  0.60%    3.15%     1.33        12.59   864,446,597  2,928,006,499      -1.55%      0.69%      1.83%
           2010                  0.60%    2.85%     1.34        12.51   982,829,321  3,213,976,463       9.35%     11.83%      1.96%
           2009                  0.60%    2.85%     1.21        11.19 1,097,921,328  3,100,997,472      20.50%     23.24%      2.39%
           2008                  0.60%    2.85%     0.99         9.08 1,230,770,995  2,611,347,564     -31.49%    -29.93%      2.55%

                              MINIMUM MAXIMUM   MINIMUM                                              MINIMUM    MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT    MAXIMUM UNIT     UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR   DATE (1)   RATE (2) RATE (2) VALUE (3)   VALUE (3)   OUTSTANDING    NET ASSETS   RETURN (4) RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 1
           2012                  1.35%    2.80% $   1.20  $     14.78    80,006,869 $  101,300,569      11.02%     12.65%      2.22%
           2011                  1.35%    2.80%     1.07        10.19    84,097,372     94,168,418      -3.03%     -1.96%      1.96%
           2010                  1.35%    2.45%     1.09        10.44    85,824,195     97,024,497       9.89%     11.11%      1.97%
           2009                  1.35%    2.45%     0.98         9.44    87,273,361     88,256,956      25.08%     26.46%      2.33%
           2008                  1.35%    2.45%     0.78         7.50    94,803,298     75,211,590     -37.84%    -37.16%      2.22%

AMERICAN FUNDS BLUE CHIP INCOME AND GROWTH CLASS 2
           2012                  0.60%    3.15%     1.14        14.39   670,653,180  2,531,736,863      10.35%     13.20%      1.97%
           2011                  0.60%    3.15%     1.02        11.20   752,767,147  2,447,875,350      -3.69%     -1.50%      1.74%
           2010                  0.60%    2.85%     1.05        11.37   822,833,022  2,602,592,865       9.17%     11.65%      1.80%
           2009                  0.60%    2.85%     0.95        10.19   864,409,719  2,250,475,040      24.37%     27.20%      2.22%
           2008                  0.60%    2.85%     0.75         8.02   934,129,810  1,631,614,132     -38.29%    -36.89%      2.16%

AMERICAN FUNDS BOND CLASS 1
           2012                  1.35%    2.80%     1.39        11.97   101,368,837    203,155,738       2.67%      4.17%      2.70%
           2011                  1.35%    2.80%     1.35        11.53   106,119,662    203,425,366       3.84%      4.98%      3.17%
           2010                  1.35%    2.45%     1.30        11.03   120,705,653    218,570,790       4.15%      5.30%      3.17%
           2009                  1.35%    2.45%     1.25        10.52   126,939,431    216,656,095      10.10%     11.31%      3.48%
           2008                  1.35%    2.45%     1.14         9.34   108,489,879    165,970,606     -11.36%    -10.38%      5.64%

AMERICAN FUNDS BOND CLASS 2
           2012                  0.60%    3.20%     1.33        12.90   615,600,009  3,232,068,483       2.11%      4.74%      2.49%
           2011                  0.60%    3.15%     1.30        12.32   640,282,264  3,124,159,261       3.12%      5.47%      3.00%
           2010                  0.60%    2.85%     1.25        11.69   686,974,065  3,071,098,577       3.45%      5.81%      3.19%
           2009                  0.60%    2.85%     1.21        11.05   676,705,245  2,568,242,872       9.44%     11.93%      3.56%
           2008                  0.60%    2.85%     1.10         9.88   582,367,931  1,671,458,064     -11.90%     -9.89%      5.88%

AMERICAN FUNDS CASH MANAGEMENT CLASS 1
           2012                  1.35%    2.45%     0.91         9.55    34,193,420     52,585,598      -2.59%     -1.51%      0.00%
           2011                  1.35%    2.45%     0.94         9.79    37,509,363     58,725,181      -2.68%     -1.60%      0.00%
           2010                  1.35%    2.45%     0.96        10.05    41,196,420     65,197,761      -2.51%     -1.43%      0.00%
           2009                  1.35%    2.45%     0.99        10.29    50,601,508     81,744,082      -2.52%     -1.44%      0.23%
           2008                  1.35%    2.45%     1.01        10.54    79,474,327    130,801,938      -0.33%      0.78%      2.01%

AMERICAN FUNDS CASH MANAGEMENT CLASS 2
           2012                  0.60%    3.05%     0.87        10.63   150,913,488    442,930,068      -3.44%     -1.04%      0.00%
           2011                  0.60%    3.05%     0.90        10.75   175,866,721    506,869,936      -3.33%     -1.13%      0.00%
           2010                  0.60%    2.85%     0.93        10.88   172,388,885    493,126,261      -3.15%     -0.95%      0.00%
           2009                  0.60%    2.85%     0.96        10.99   230,228,422    625,491,161      -3.13%     -0.93%      0.18%
           2008                  0.60%    2.85%     0.98        11.10   386,672,372    960,131,197      -0.97%      1.29%      2.06%

AMERICAN FUNDS GLOBAL BALANCED CLASS 2
           2012                  0.60%    3.15%    10.34        11.00    10,846,108    114,725,068       8.92%     11.57%      1.83%
           2011   5/23/11        0.60%    3.00%     9.49         9.89     7,138,651     68,350,590      -5.98%      4.46%      1.01%

AMERICAN FUNDS GLOBAL BOND CLASS 1
           2012                  1.35%    2.80%    10.41        13.71     4,578,553     61,918,719       3.49%      5.00%      2.33%
           2011                  1.35%    2.80%    12.34        13.06     4,734,453     61,238,268       2.33%      3.46%      3.04%
           2010                  1.35%    2.45%    12.06        12.62     4,651,660     58,442,910       2.89%      4.03%      3.19%
           2009                  1.35%    2.45%    11.72        12.13     4,168,471     50,454,206       7.38%      8.56%      1.95%
           2008                  1.35%    2.45%    10.95        11.17     3,013,584     33,637,543       1.25%      2.22%      4.89%

AMERICAN FUNDS GLOBAL BOND CLASS 2
           2012                  0.60%    3.15%    10.27        14.13    97,447,187  1,290,876,603       2.90%      5.56%      2.11%
           2011                  0.60%    3.15%    10.91        13.38    95,633,666  1,214,990,647       1.60%      3.91%      2.80%
           2010                  0.60%    2.85%    11.74        12.88    86,839,203  1,075,390,040       2.28%      4.60%      3.21%
           2009                  0.60%    2.85%    11.48        12.31    65,942,568    788,223,120       6.61%      9.04%      1.81%
           2008                  0.60%    2.85%    10.77        11.29    39,336,991    435,364,193       0.58%      2.86%      5.69%

AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
           2012                  1.35%    2.80%     1.49        14.63     9,439,696     14,654,547      17.49%     19.19%      0.78%
           2011                  1.35%    2.80%     1.25        11.18     9,402,363     12,208,297      -9.17%     -8.16%      0.59%
           2010                  1.35%    2.45%     1.37        12.29    10,161,034     14,185,993       7.76%      8.95%      0.71%
           2009                  1.35%    2.45%     1.26        11.39    11,905,989     15,226,714      48.04%     49.46%      0.87%
           2008                  1.35%    2.30%     0.84         7.70     9,543,338      8,149,673     -46.27%    -45.76%      0.99%

                              MINIMUM MAXIMUM   MINIMUM                                              MINIMUM    MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT    MAXIMUM UNIT     UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR   DATE (1)   RATE (2) RATE (2) VALUE (3)   VALUE (3)   OUTSTANDING    NET ASSETS   RETURN (4) RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
           2012                  0.60%    3.15% $   1.43  $     15.13    43,872,402 $  217,448,406      16.79%     19.80%      0.53%
           2011                  0.60%    3.15%     1.20        12.63    48,310,754    191,619,893      -9.74%     -7.68%      0.40%
           2010                  0.60%    2.85%     1.32        13.69    50,691,986    203,501,930       7.05%      9.49%      0.55%
           2009                  0.60%    2.85%     1.22        12.51    54,381,250    179,151,048      46.67%     50.00%      0.60%
           2008                  0.60%    2.85%     0.82         8.34    56,388,286    124,422,273     -46.63%    -45.42%      0.76%

AMERICAN FUNDS GLOBAL GROWTH CLASS 1
           2012                  1.35%    2.80%     2.28        14.86    31,894,865    100,623,408      19.68%     21.24%      1.11%
           2011                  1.35%    2.65%     1.89        12.05    36,708,085     95,331,833     -10.87%     -9.89%      1.49%
           2010                  1.35%    2.45%     2.10        13.43    42,120,791    120,789,156       9.33%     10.54%      1.67%
           2009                  1.35%    2.45%     1.91        12.20    47,747,317    123,630,391      39.13%     40.67%      1.64%
           2008                  1.35%    2.45%     1.36         8.71    54,052,705     99,512,516     -39.73%    -39.06%      1.88%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
           2012                  0.60%    3.15%     1.26        16.59   266,627,404  1,475,696,771      18.76%     21.83%      0.87%
           2011                  0.60%    3.15%     1.05        13.62   311,070,151  1,399,094,811     -11.45%     -9.43%      1.30%
           2010                  0.60%    2.85%     1.17        15.05   349,073,486  1,639,887,128       8.61%     11.08%      1.51%
           2009                  0.60%    2.85%     1.06        13.55   381,569,108  1,480,117,896      38.31%     41.45%      1.42%
           2008                  0.60%    2.85%     0.76         9.59   435,479,493  1,147,668,360     -40.12%    -38.76%      1.89%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
           2012                  1.35%    2.80%    10.98        15.14     5,064,268     62,307,272      14.68%     16.35%      2.67%
           2011                  1.35%    2.80%    10.00        10.63     5,872,802     62,176,980      -6.99%     -5.96%      2.78%
           2010                  1.35%    2.45%    10.75        11.31     6,598,872     74,367,770       9.31%     10.52%      2.86%
           2009                  1.35%    2.45%     9.83        10.23     6,575,521     67,137,250      36.72%     38.23%      2.77%
           2008                  1.35%    2.45%     7.19         7.40     6,550,426     48,412,867     -42.49%    -41.85%      2.18%

AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
           2012                  0.60%    3.20%    10.85        14.74   107,449,954  1,296,811,137      13.91%     16.85%      2.46%
           2011                  0.60%    3.15%     9.51        10.96   121,347,211  1,264,546,339      -7.53%     -5.42%      2.64%
           2010                  0.60%    2.85%    10.27        11.58   126,470,214  1,405,804,935       8.64%     11.12%      2.66%
           2009                  0.60%    2.85%     9.45        10.42   121,333,202  1,224,600,877      35.80%     38.89%      2.39%
           2008                  0.60%    2.85%     6.95         7.51   133,359,624    976,964,534     -42.82%    -41.52%      2.26%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
           2012                  1.35%    2.80%     2.60        14.60    27,457,392     83,127,565      15.23%     16.92%      1.57%
           2011                  1.35%    2.80%     2.25        11.28    32,010,494     82,784,288     -20.91%    -20.03%      1.54%
           2010                  1.35%    2.45%     2.85        14.17    39,989,782    128,821,405      19.79%     21.11%      1.93%
           2009                  1.35%    2.45%     2.38        11.75    43,470,602    115,563,974      57.72%     59.47%      0.47%
           2008                  1.35%    2.45%     1.51         7.40    46,587,577     77,681,033     -54.52%    -54.02%      0.00%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
           2012                  0.60%    3.20%     1.47        15.24   142,469,658    836,947,694      14.51%     17.47%      1.34%
           2011                  0.60%    3.15%     1.26        12.98   162,224,398    788,704,578     -21.42%    -19.63%      1.33%
           2010                  0.60%    2.85%     1.59        16.16   176,187,611    995,465,563      18.98%     21.68%      1.74%
           2009                  0.60%    2.85%     1.32        13.29   188,663,763    824,856,660      56.77%     60.33%      0.27%
           2008                  0.60%    2.85%     0.83         8.29   214,242,413    568,607,890     -54.83%    -53.80%      0.00%

AMERICAN FUNDS GROWTH CLASS 1
           2012                  1.35%    2.80%     1.75        15.55   164,124,958  1,250,695,211      14.93%     16.61%      1.03%
           2011                  1.35%    2.80%     1.51        10.75   191,324,404  1,252,010,276      -6.38%     -5.35%      0.84%
           2010                  1.35%    2.45%     1.60        11.41   221,733,205  1,534,470,559      16.13%     17.41%      0.93%
           2009                  1.35%    2.45%     1.37         9.76   256,568,252  1,516,994,452      36.36%     37.87%      0.86%
           2008                  1.35%    2.45%     0.99         7.11   296,412,768  1,274,020,476     -45.19%    -44.58%      1.01%

AMERICAN FUNDS GROWTH CLASS 2
           2012                  0.60%    3.20%     1.05        15.11   935,184,877  5,114,849,903      14.24%     17.19%      0.78%
           2011                  0.60%    3.15%     0.91        11.93 1,077,732,427  4,985,307,697      -6.97%     -4.85%      0.60%
           2010                  0.60%    2.85%     0.97        12.54 1,215,517,545  5,741,863,255      15.35%     17.97%      0.73%
           2009                  0.60%    2.85%     0.83        10.64 1,324,968,001  5,008,217,471      35.49%     38.58%      0.68%
           2008                  0.60%    2.85%     0.60         7.68 1,397,615,220  3,385,042,255     -45.55%    -44.31%      0.87%

AMERICAN FUNDS GROWTH-INCOME CLASS 1
           2012                  1.35%    2.80%     1.51        14.74   256,753,946  1,340,760,752      14.54%     16.21%      1.80%
           2011                  1.35%    2.80%     1.30        10.06   296,514,968  1,332,925,252      -3.98%     -2.92%      1.72%
           2010                  1.35%    2.45%     1.35        10.41   343,984,307  1,594,462,009       9.01%     10.22%      1.65%
           2009                  1.35%    2.45%     1.23         9.48   397,377,783  1,674,870,030      28.36%     29.78%      1.78%
           2008                  1.35%    2.45%     0.95         7.34   463,579,996  1,507,865,676     -39.19%    -38.52%      1.87%

                              MINIMUM MAXIMUM   MINIMUM                                              MINIMUM    MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT    MAXIMUM UNIT     UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR   DATE (1)   RATE (2) RATE (2) VALUE (3)   VALUE (3)   OUTSTANDING    NET ASSETS   RETURN (4) RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
           2012                  0.60%    3.20% $   1.38  $     14.32 1,237,607,555 $5,134,761,299      13.84%     16.78%      1.57%
           2011                  0.60%    3.15%     1.20        11.03 1,428,639,748  5,021,092,569      -4.59%     -2.42%      1.52%
           2010                  0.60%    2.85%     1.24        11.31 1,619,100,107  5,642,759,369       8.30%     10.76%      1.49%
           2009                  0.60%    2.85%     1.14        10.22 1,791,219,226  5,308,353,161      27.55%     30.46%      1.64%
           2008                  0.60%    2.85%     0.88         7.83 1,985,677,428  4,098,204,224     -39.60%    -38.22%      1.74%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
           2012                  1.35%    2.80%     2.00        15.37    32,991,611    153,185,695      10.76%     12.38%      7.09%
           2011                  1.35%    2.80%     1.78        12.65    36,146,395    149,166,319      -0.30%      0.81%      7.50%
           2010                  1.35%    2.45%     1.78        12.61    41,045,450    167,909,242      12.59%     13.84%      7.49%
           2009                  1.35%    2.45%     1.57        11.12    46,881,659    168,606,355      36.08%     37.59%      7.29%
           2008                  1.35%    2.45%     1.14         8.12    50,912,255    133,772,811     -25.59%    -24.77%      7.05%

AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
           2012                  0.60%    3.20%     1.89        15.47   204,228,481  1,077,667,771      10.18%     13.02%      7.10%
           2011                  0.60%    3.15%     1.69        13.70   218,547,227  1,013,611,183      -0.94%      1.31%      7.43%
           2010                  0.60%    2.85%     1.69        13.53   245,437,238  1,088,547,418      11.84%     14.38%      7.61%
           2009                  0.60%    2.85%     1.49        11.83   275,777,674  1,016,373,848      35.04%     38.11%      7.34%
           2008                  0.60%    2.85%     1.09         8.57   286,586,077    749,719,418     -25.98%    -24.29%      7.55%

AMERICAN FUNDS INTERNATIONAL CLASS 1
           2012                  1.35%    2.80%     1.97        12.89   130,142,939    585,425,748      14.95%     16.63%      1.67%
           2011                  1.35%    2.80%     1.70        11.02   151,887,884    586,376,453     -15.85%    -14.92%      1.89%
           2010                  1.35%    2.45%     2.00        13.01   177,516,050    805,613,387       4.92%      6.08%      2.20%
           2009                  1.35%    2.45%     1.89        12.32   208,249,270    891,829,837      40.03%     41.58%      1.72%
           2008                  1.35%    2.45%     1.34         8.74   245,729,055    742,655,652     -43.42%    -42.79%      2.06%

AMERICAN FUNDS INTERNATIONAL CLASS 2
           2012                  0.60%    3.20%     1.10        14.86   339,632,103  1,851,271,705      14.25%     17.20%      1.44%
           2011                  0.60%    3.15%     0.95        12.68   390,578,884  1,782,903,832     -16.39%    -14.48%      1.77%
           2010                  0.60%    2.85%     1.12        14.84   428,993,006  2,140,984,042       4.22%      6.59%      2.08%
           2009                  0.60%    2.85%     1.06        13.93   461,563,168  1,977,114,769      39.05%     42.22%      1.53%
           2008                  0.60%    2.85%     0.76         9.80   527,432,055  1,518,970,267     -43.75%    -42.47%      2.02%

AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
           2012                  1.35%    2.80%    10.14        16.63       903,517     14,863,247      13.61%     15.27%      2.38%
           2011                  1.35%    2.80%    13.94        14.43       987,692     14,148,397     -10.73%     -9.74%      2.94%
           2010                  1.35%    2.45%    15.62        15.99       933,658     14,903,850       4.64%      5.80%      2.47%
           2009                  1.35%    2.45%    14.96        15.11       766,112     11,569,850      37.26%     38.50%      2.66%
           2008  11/18/08        1.35%    2.25%    10.90        10.91        74,228        809,867       2.89%      9.11%      0.10%

AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
           2012                  0.60%    3.15%    11.18        16.98    13,353,391    216,563,730      13.06%     15.81%      2.18%
           2011                  0.60%    3.00%    10.67        14.66    13,455,600    190,734,350     -11.28%     -9.26%      2.99%
           2010                  0.60%    2.85%    15.40        16.16    10,938,199    173,409,710       3.92%      6.28%      2.48%
           2009                  0.60%    2.85%    14.85        15.20     6,369,824     95,854,382      36.31%     39.20%      2.39%
           2008  11/18/08        0.60%    2.70%    10.89        10.92       360,626      3,933,764       0.76%     18.42%      0.08%

AMERICAN FUNDS MORTGAGE CLASS 2
           2012                  0.60%    3.20%    10.10        10.53     4,632,975     47,913,016      -0.79%      1.77%      0.54%
           2011   5/24/11        0.60%    3.15%    10.07        10.35     2,030,374     20,869,098      -0.07%      3.21%      0.08%

AMERICAN FUNDS NEW WORLD CLASS 1
           2012                  1.35%    2.80%     2.84        17.67    26,600,693     78,560,760      15.04%     16.55%      1.20%
           2011                  1.35%    2.65%     2.44        15.23    31,413,762     79,263,718     -15.84%    -14.91%      1.86%
           2010                  1.35%    2.45%     2.87        17.98    36,894,604    108,708,007      15.34%     16.62%      1.82%
           2009                  1.35%    2.45%     2.47        15.49    38,740,465     97,473,198      46.32%     47.94%      1.79%
           2008                  1.35%    2.45%     1.67        10.34    39,762,273     67,651,272     -43.61%    -42.98%      1.58%

AMERICAN FUNDS NEW WORLD CLASS 2
           2012                  0.60%    3.20%     2.37        20.23   119,823,554    906,773,872      14.17%     17.12%      0.99%
           2011                  0.60%    3.15%     2.05        17.28   137,993,551    873,050,266     -16.37%    -14.46%      1.70%
           2010                  0.60%    2.85%     2.42        20.21   152,330,318  1,047,161,279      14.57%     17.17%      1.63%
           2009                  0.60%    2.85%     2.09        17.26   159,362,517    871,366,069      45.45%     48.76%      1.53%
           2008                  0.60%    2.85%     1.42        11.61   173,167,947    624,067,339     -44.00%    -42.72%      1.52%

                              MINIMUM MAXIMUM   MINIMUM                                              MINIMUM    MAXIMUM  INVESTMENT
                COMMENCEMENT   FEE      FEE      UNIT    MAXIMUM UNIT     UNITS                       TOTAL      TOTAL     INCOME
SUBACCOUNT YEAR   DATE (1)   RATE (2) RATE (2) VALUE (3)   VALUE (3)   OUTSTANDING    NET ASSETS   RETURN (4) RETURN (4)  RATIO (5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS PROTECTED ASSET ALLOCATION CLASS P2
           2012   12/4/2012      0.72%    2.95% $  10.19  $     10.22       555,577 $    5,673,871      -0.55%      1.31%      1.16%

AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
           2012                  1.35%    2.80%     1.24        12.67    55,801,874    168,944,399      -0.61%      0.85%      1.22%
           2011                  1.35%    2.80%     1.24        12.62    61,240,923    183,749,408       5.24%      6.41%      2.00%
           2010                  1.35%    2.45%     1.18        11.91    68,440,696    191,633,887       3.38%      4.52%      1.91%
           2009                  1.35%    2.45%     1.14        11.45    77,109,580    206,410,443       0.30%      1.41%      2.63%
           2008                  1.35%    2.45%     1.14        11.15    84,755,539    225,252,016       5.24%      6.40%      3.21%

AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
           2012                  0.60%    3.20%     1.18        13.47   314,875,289  1,902,374,053      -1.26%      1.29%      1.01%
           2011                  0.60%    3.15%     1.19        13.31   326,512,739  1,902,410,925       4.55%      6.93%      1.77%
           2010                  0.60%    2.85%     1.14        12.45   347,957,427  1,866,302,178       2.78%      5.11%      1.91%
           2009                  0.60%    2.85%     1.10        11.85   334,720,627  1,484,380,268      -0.38%      1.89%      2.83%
           2008                  0.60%    2.85%     1.10        11.64   328,262,012  1,133,722,854       4.61%      6.98%      3.52%

LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
           2012                  1.35%    2.80%    10.63        11.48     1,485,286     16,933,304       8.50%     10.08%      3.33%
           2011                  1.35%    2.80%    10.40        10.43       944,482      9,787,588      -1.79%     -1.64%      1.13%
           2010  11/22/10        1.35%    1.50%    10.59        10.60        67,117        711,357       1.24%      1.43%      0.00%

LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
           2012                  0.60%    3.15%    10.48        11.59    58,425,466    659,069,367       7.73%     10.51%      2.80%
           2011                  0.60%    3.15%    10.16        10.49    43,046,092    444,297,586      -3.38%     -1.23%      0.40%
           2010  11/16/10        0.60%    2.80%    10.52        10.62     3,338,702     35,282,096       0.40%      3.22%      0.00%

LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
           2012                  1.35%    2.65%    10.68        11.57       860,992      9,884,392      10.19%     11.63%      2.80%
           2011                  1.35%    2.65%    10.36        10.36       773,199      7,974,794      -3.18%     -3.18%      0.99%
           2010  12/14/10        1.35%    1.35%    10.70        10.70         1,263         13,511       0.84%      0.84%      0.00%

LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
           2012                  0.60%    3.15%    10.49        11.68    54,686,701    622,625,052       9.25%     12.07%      2.70%
           2011                  0.60%    3.15%    10.10        10.42    42,556,399    436,977,287      -4.90%     -2.79%      0.33%
           2010  11/16/10        0.60%    2.80%    10.62        10.72     2,895,872     30,921,456       0.31%      3.37%      0.00%

LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
           2012                  1.35%    2.45%    11.00        11.29       508,758      5,718,152       6.03%      7.20%      3.81%
           2011                  1.35%    2.45%    10.51        10.53       273,530      2,869,472       1.33%      1.48%      1.28%
           2010  11/17/10        1.35%    1.50%    10.37        10.38         6,268         65,069       0.91%      1.27%      0.00%

LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
           2012                  0.60%    3.15%    10.46        11.40    17,083,518    189,673,614       4.92%      7.63%      3.20%
           2011                  0.60%    3.15%     9.97        10.59    12,161,977    126,838,910      -0.68%      1.84%      0.35%
           2010  11/16/10        0.65%    3.15%    10.04        10.40     1,665,126     17,216,414       0.39%      1.61%      0.00%

LVIP AMERICAN PRESERVATION SERVICE CLASS
           2012   10/1/12        0.60%    2.95%     9.94        10.02     3,121,954     31,164,376      -0.62%      0.05%      0.28%

LVIP PROTECTED AMERICAN BALANCED ALLOCATION SERVICE CLASS
           2012   4/2/12         0.60%    3.20%    10.01        10.22    53,678,445    544,461,635       0.21%      6.29%      2.61%

LVIP PROTECTED AMERICAN GROWTH ALLOCATION SERVICE CLASS
           2012   4/2/12         0.60%    3.20%    10.08        10.29    74,554,753    760,807,147      -0.09%      7.03%      2.38%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2012:

                                                                  AGGREGATE      AGGREGATE
                                                                   COST OF        PROCEEDS
SUBACCOUNT                                                        PURCHASES      FROM SALES
---------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                         $  11,357,977   $  66,661,767
American Funds Asset Allocation Class 2                            75,663,302     391,016,088
American Funds Blue Chip Income and Growth Class 1                 10,130,147      14,129,373
American Funds Blue Chip Income and Growth Class 2                 82,633,307     279,348,743
American Funds Bond Class 1                                        15,168,543      21,036,966
American Funds Bond Class 2                                       226,723,896     206,777,247
American Funds Cash Management Class 1                             23,429,048      29,345,439
American Funds Cash Management Class 2                            144,760,867     208,570,377
American Funds Global Balanced Class 2                             45,788,331       8,518,542
American Funds Global Bond Class 1                                  7,193,082       8,316,558
American Funds Global Bond Class 2                                149,086,289     110,988,479
American Funds Global Discovery Class 1                             3,805,517       3,741,361
American Funds Global Discovery Class 2                            17,166,070      28,561,040
American Funds Global Growth Class 1                                3,441,259      17,499,184
American Funds Global Growth Class 2                               18,497,616     225,242,327
American Funds Global Growth and Income Class 1                     2,914,192      11,564,157
American Funds Global Growth and Income Class 2                    50,452,758     196,647,082
American Funds Global Small Capitalization Class 1                  4,804,725      17,194,275
American Funds Global Small Capitalization Class 2                 33,256,758     111,627,765
American Funds Growth Class 1                                      13,468,072     216,628,086
American Funds Growth Class 2                                      49,259,213     733,327,766
American Funds Growth-Income Class 1                               23,810,051     215,237,343
American Funds Growth-Income Class 2                               97,715,386     735,259,757
American Funds High-Income Bond Class 1                            15,792,266      20,745,101
American Funds High-Income Bond Class 2                           176,128,006     163,916,131
American Funds International Class 1                                9,154,678      99,119,153
American Funds International Class 2                               54,038,388     262,844,988
American Funds International Growth and Income Class 1              2,435,154       3,608,474
American Funds International Growth and Income Class 2             22,687,366      25,724,968
American Funds Mortgage Class 2                                    29,343,164       2,468,742
American Funds New World Class 1                                    3,726,371      16,607,094
American Funds New World Class 2                                   34,329,235     142,235,003
American Funds Protected Asset Allocation Class P2                  5,520,407           2,201
American Funds U.S. Government/AAA-Rated Securities Class 1        15,005,026      26,237,076
American Funds U.S. Government/AAA-Rated Securities Class 2       197,299,615     157,275,426
LVIP American Balanced Allocation Standard Class                    9,252,169       2,936,171
LVIP American Balanced Allocation Service Class                   215,904,593      42,038,260
LVIP American Growth Allocation Standard Class                      3,250,909       2,098,096
LVIP American Growth Allocation Service Class                     170,214,626      31,549,470

                                                                  AGGREGATE      AGGREGATE
                                                                   COST OF        PROCEEDS
SUBACCOUNT                                                        PURCHASES      FROM SALES
---------------------------------------------------------------------------------------------
LVIP American Income Allocation Standard Class                  $   3,544,906   $     870,443
LVIP American Income Allocation Service Class                      75,495,749      18,529,232
LVIP American Preservation Service Class                           30,488,920          80,743
LVIP Protected American Balanced Allocation Standard Class          1,225,255       1,199,242
LVIP Protected American Balanced Allocation Service Class         533,622,002         229,115
LVIP Protected American Growth Allocation Standard Class            1,010,097         984,089
LVIP Protected American Growth Allocation Service Class           740,173,744             175

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2012:

                                                                                 NET
                                                                  SHARES        ASSET      FAIR VALUE
SUBACCOUNT                                                        OWNED         VALUE      OF SHARES       COST OF SHARES
--------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                          23,882,403   $  18.43   $   440,152,679   $   338,279,937
American Funds Asset Allocation Class 2                         164,423,792      18.31     3,010,599,628     2,619,078,936
American Funds Blue Chip Income and Growth Class 1               10,073,431      10.05       101,237,983        92,265,020
American Funds Blue Chip Income and Growth Class 2              253,989,447       9.97     2,532,274,784     2,387,552,989
American Funds Bond Class 1                                      18,001,847      11.29       203,240,853       191,102,898
American Funds Bond Class 2                                     289,264,737      11.17     3,231,087,115     3,091,956,148
American Funds Cash Management Class 1                            4,654,185      11.34        52,778,456        53,045,947
American Funds Cash Management Class 2                           39,681,481      11.17       443,242,143       446,272,936
American Funds Global Balanced Class 2                           11,084,917      10.33       114,507,198       107,016,491
American Funds Global Bond Class 1                                5,026,690      12.32        61,928,818        58,543,959
American Funds Global Bond Class 2                              105,098,163      12.27     1,289,554,461     1,221,646,261
American Funds Global Discovery Class 1                           1,077,054      13.61        14,658,700        12,461,572
American Funds Global Discovery Class 2                          16,054,549      13.55       217,539,139       188,817,472
American Funds Global Growth Class 1                              4,268,513      23.58       100,651,544        73,805,069
American Funds Global Growth Class 2                             63,039,129      23.44     1,477,637,174     1,213,291,871
American Funds Global Growth and Income Class 1                   5,900,750      10.56        62,311,924        59,080,390
American Funds Global Growth and Income Class 2                 122,939,423      10.54     1,295,781,520     1,226,889,800
American Funds Global Small Capitalization Class 1                4,125,675      20.16        83,173,610        74,644,724
American Funds Global Small Capitalization Class 2               42,179,983      19.86       837,694,451       809,751,392
American Funds Growth Class 1                                    20,552,117      60.90     1,251,623,943       961,267,365
American Funds Growth Class 2                                    84,662,063      60.45     5,117,821,717     4,487,872,538
American Funds Growth-Income Class 1                             34,855,408      38.48     1,341,236,106     1,094,269,323
American Funds Growth-Income Class 2                            134,351,921      38.24     5,137,617,443     4,736,614,592
American Funds High-Income Bond Class 1                          13,728,370      11.16       153,208,613       157,183,789
American Funds High-Income Bond Class 2                          98,517,650      11.03     1,086,649,674     1,090,430,736
American Funds International Class 1                             33,122,597      17.68       585,607,515       516,892,773
American Funds International Class 2                            105,201,387      17.62     1,853,648,440     1,830,453,376
American Funds International Growth and Income Class 1              973,610      15.29        14,886,504        13,937,468
American Funds International Growth and Income Class 2           14,075,409      15.25       214,649,989       200,094,189
American Funds Mortgage Class 2                                   4,574,907      10.46        47,853,525        47,760,122
American Funds New World Class 1                                  3,428,629      22.93        78,618,467        62,902,104
American Funds New World Class 2                                 39,745,514      22.75       904,210,437       753,536,396
American Funds Protected Asset Allocation Class P2                  550,756       9.99         5,502,055         5,518,112
American Funds U.S. Government/AAA-Rated Securities Class 1      13,261,089      12.75       169,078,886       160,544,139
American Funds U.S. Government/AAA-Rated Securities Class 2     150,707,492      12.63     1,903,435,624     1,863,742,046
LVIP American Balanced Allocation Standard Class                  1,483,433      11.42        16,934,871        16,249,076
LVIP American Balanced Allocation Service Class                  57,779,648      11.42       659,612,465       627,388,263
LVIP American Growth Allocation Standard Class                      857,713      11.53         9,886,005         9,341,236
LVIP American Growth Allocation Service Class                    54,018,673      11.53       622,673,243       588,089,806
LVIP American Income Allocation Standard Class                      510,188      11.21         5,718,183         5,561,423
LVIP American Income Allocation Service Class                    16,936,383      11.21       189,806,042       183,008,176
LVIP American Preservation Service Class                          3,032,503      10.02        30,379,618        30,407,410
LVIP Protected American Balanced Allocation Service Class        53,332,905      10.14       541,008,989       533,743,479
LVIP Protected American Growth Allocation Service Class          73,885,056      10.21       754,661,966       740,576,443

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2012, is as follows:

                                                                  UNITS           UNITS       NET INCREASE
SUBACCOUNT                                                       ISSUED         REDEEMED       (DECREASE)
----------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                            675,920     (14,642,887)    (13,966,967)
American Funds Asset Allocation Class 2                            728,508    (111,778,369)   (111,049,861)
American Funds Blue Chip Income and Growth Class 1               7,389,118     (11,479,621)     (4,090,503)
American Funds Blue Chip Income and Growth Class 2               7,588,574     (89,702,541)    (82,113,967)
American Funds Bond Class 1                                      5,656,734     (10,407,559)     (4,750,825)
American Funds Bond Class 2                                     23,370,212     (48,052,467)    (24,682,255)
American Funds Cash Management Class 1                          14,945,216     (18,261,159)     (3,315,943)
American Funds Cash Management Class 2                          54,264,018     (79,217,251)    (24,953,233)
American Funds Global Balanced Class 2                           4,526,092        (818,635)      3,707,457
American Funds Global Bond Class 1                                 423,269        (579,169)       (155,900)
American Funds Global Bond Class 2                               9,541,597      (7,728,076)      1,813,521
American Funds Global Discovery Class 1                          2,656,957      (2,619,624)         37,333
American Funds Global Discovery Class 2                          3,466,451      (7,904,803)     (4,438,352)
American Funds Global Growth Class 1                               896,928      (5,710,148)     (4,813,220)
American Funds Global Growth Class 2                               928,006     (45,370,753)    (44,442,747)
American Funds Global Growth and Income Class 1                    149,675        (958,209)       (808,534)
American Funds Global Growth and Income Class 2                  2,156,722     (16,053,979)    (13,897,257)
American Funds Global Small Capitalization Class 1               1,306,252      (5,859,354)     (4,553,102)
American Funds Global Small Capitalization Class 2               2,573,495     (22,328,235)    (19,754,740)
American Funds Growth Class 1                                      128,088     (27,327,534)    (27,199,446)
American Funds Growth Class 2                                    1,821,367    (144,368,917)   (142,547,550)
American Funds Growth-Income Class 1                                63,177     (39,824,199)    (39,761,022)
American Funds Growth-Income Class 2                             1,831,343    (192,863,536)   (191,032,193)
American Funds High-Income Bond Class 1                          1,219,417      (4,374,201)     (3,154,784)
American Funds High-Income Bond Class 2                         14,560,235     (28,878,981)    (14,318,746)
American Funds International Class 1                                 3,729     (21,748,674)    (21,744,945)
American Funds International Class 2                             2,698,153     (53,644,934)    (50,946,781)
American Funds International Growth and Income Class 1             142,922        (227,097)        (84,175)
American Funds International Growth and Income Class 2           1,428,102      (1,530,311)       (102,209)
American Funds Mortgage Class 2                                  2,827,507        (224,906)       2,602,601
American Funds New World Class 1                                 1,183,421      (5,996,490)     (4,813,069)
American Funds New World Class 2                                 2,688,164     (20,858,161)    (18,169,997)
American Funds Protected Asset Allocation Class P2                 555,755            (178)        555,577
American Funds U.S. Government/AAA-Rated Securities Class 1      2,756,750      (8,195,799)     (5,439,049)
American Funds U.S. Government/AAA-Rated Securities Class 2     20,889,989     (32,527,439)    (11,637,450)
LVIP American Balanced Allocation Standard Class                   799,557        (258,753)        540,804
LVIP American Balanced Allocation Service Class                 18,922,268      (3,542,894)     15,379,374
LVIP American Growth Allocation Standard Class                     265,740        (177,947)         87,793
LVIP American Growth Allocation Service Class                   14,725,748      (2,595,446)     12,130,302
LVIP American Income Allocation Standard Class                     309,560         (74,332)        235,228
LVIP American Income Allocation Service Class                    6,544,509      (1,622,968)      4,921,541
LVIP American Preservation Service Class                         3,130,005          (8,051)      3,121,954
LVIP Protected American Balanced Allocation Standard Class         124,317        (124,317)             --
LVIP Protected American Balanced Allocation Service Class       53,701,754         (23,309)     53,678,445
LVIP Protected American Growth Allocation Standard Class           101,691        (101,691)             --
LVIP Protected American Growth Allocation Service Class         74,554,753              --      74,554,753

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                     UNITS             UNITS          NET INCREASE
SUBACCOUNT                                                          ISSUED           REDEEMED          (DECREASE)
-------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 1                              1,515,182       (15,792,155)       (14,276,973)
American Funds Asset Allocation Class 2                              2,367,852      (120,750,576)      (118,382,724)
American Funds Blue Chip Income & Growth Class 1                    10,497,411       (12,224,234)        (1,726,823)
American Funds Blue Chip Income & Growth Class 2                    14,712,064       (84,777,939)       (70,065,875)
American Funds Bond Class 1                                          3,793,313       (18,379,304)       (14,585,991)
American Funds Bond Class 2                                         20,832,985       (67,524,786)       (46,691,801)
American Funds Cash Management Class 1                              17,569,018       (21,256,075)        (3,687,057)
American Funds Cash Management Class 2                              96,477,041       (92,999,205)         3,477,836

                                                                     UNITS             UNITS          NET INCREASE
SUBACCOUNT                                                          ISSUED           REDEEMED          (DECREASE)
-------------------------------------------------------------------------------------------------------------------
American Funds Global Balanced Class 2                               7,325,261          (186,610)         7,138,651
American Funds Global Bond Class 1                                     780,251          (697,458)            82,793
American Funds Global Bond Class 2                                  16,221,007        (7,426,544)         8,794,463
American Funds Global Discovery Class 1                              2,886,001        (3,644,672)          (758,671)
American Funds Global Discovery Class 2                              5,821,492        (8,202,724)        (2,381,232)
American Funds Global Growth Class 1                                 1,001,830        (6,414,536)        (5,412,706)
American Funds Global Growth Class 2                                 2,594,577       (40,597,912)       (38,003,335)
American Funds Global Growth and Income Class 1                        357,874        (1,083,944)          (726,070)
American Funds Global Growth and Income Class 2                      6,521,364       (11,644,367)        (5,123,003)
American Funds Global Small Capitalization Class 1                   1,775,907        (9,755,195)        (7,979,288)
American Funds Global Small Capitalization Class 2                   5,413,412       (19,376,625)       (13,963,213)
American Funds Growth Class 1                                          302,367       (30,711,168)       (30,408,801)
American Funds Growth Class 2                                        5,622,558      (143,407,676)      (137,785,118)
American Funds Growth-Income Class 1                                    30,878       (47,500,217)       (47,469,339)
American Funds Growth-Income Class 2                                 3,432,992      (193,893,351)      (190,460,359)
American Funds High-Income Bond Class 1                              2,266,523        (7,165,578)        (4,899,055)
American Funds High-Income Bond Class 2                             17,172,794       (44,062,805)       (26,890,011)
American Funds International Class 1                                    48,261       (25,676,427)       (25,628,166)
American Funds International Class 2                                 6,379,505       (44,793,627)       (38,414,122)
American Funds International Growth and Income Class 1                 299,332          (245,298)            54,034
American Funds International Growth and Income Class 2               3,084,020          (566,619)         2,517,401
American Funds Mortgage Class 2                                      2,104,271           (73,897)         2,030,374
American Funds New World Class 1                                     2,052,753        (7,533,595)        (5,480,842)
American Funds New World Class 2                                     5,116,850       (19,453,617)       (14,336,767)
American Funds U.S. Government/AAA-Rated Securities Class 1          4,174,532       (11,374,305)        (7,199,773)
American Funds U.S. Government/AAA-Rated Securities Class 2         24,773,451       (46,218,139)       (21,444,688)
LVIP American Balanced Allocation Standard Class                     1,003,083          (125,718)           877,365
LVIP American Balanced Allocation Service Class                     40,221,302          (513,912)        39,707,390
LVIP American Growth Allocation Standard Class                         845,202           (73,266)           771,936
LVIP American Growth Allocation Service Class                       40,058,845          (398,318)        39,660,527
LVIP American Income Allocation Standard Class                          321235            (53973)           267,262
LVIP American Income Allocation Service Class                       10,971,720           (474869)        10,496,851

7.   SUBSEQUENT EVENT

Subsequent events were evaluated through the date these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
  and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account H at December 31, 2012, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2013

                  Lincoln National Variable Annuity Account H

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2012

     Statement of Operations - Year ended December 31, 2012

     Statements of Changes in Net Assets - Years ended December 31, 2012 and
     2011

     Notes to Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2012 and 2011

     Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Stockholders' Equity - Years ended December 31, 2012, 2011 and 2010

     Consolidated Statements of Cash Flows - Years ended December 31, 2012, 2011 and 2010

     Notes to Consolidated Financial Statements - December 31, 2012

     Report of Independent Registered Public Accounting Firm

     (b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 033-27783) filed on December 5, 1996.

(2) Not Applicable

(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.

   (b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (b) Contract Specifications (30070-C-B-CD 8-11) incorporated herein by reference to registration statement on Form N-4 (File No. 333-175888) filed on July 29, 2011.

   (c) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8,
   2001.

   (d) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (e) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15,
   2006.

   (f) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 40937) filed on April 24, 2003.

   (g) Roth IRA Endorsement (5305) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (h) Estate Enhancement Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (i) EGMDB Rider (32149 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

   (j) Guarantee of Principal Rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on
   April 22, 2003.

   (k) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19,
2006.

   (l) Variable Annuity Rider (LSSA) (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 25 (File No. 333-40937) filed on December 21, 2006.

   (m) SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on November 20, 2009.

   (n) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (o) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (p) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (q) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (r) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(5) N/A

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on
   April 7, 2010.

   (b) Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

     (i) Amendments to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

     (b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

   (c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Opinion and Consent of Scott C. Durocher, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-175888) filed on September 1, 2011.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 033-26032) filed on September 21, 2012.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
Ellen Cooper**                Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana
   46802

**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

***Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2013 there were 342,165 contract owners under Account H.

Item 28. Indemnification

     a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   -----------------------------------------------------
Wilford H. Fuller*          President, Chief Executive Officer and Director
David M. Kittredge*         Senior Vice President
Jeffrey D. Coutts*          Senior Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Joel Schwartz*              Senior Vice President and Director
Elizabeth F. Conover***     Assistant Vice President and Chief Financial Officer
Thomas P. O'Neill*          Senior Vice President and Director
Nancy A. Smith*             Secretary

*Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103

***Principal Business address is 100 Greene Street, Greensboro, NC 27401

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 2nd day of April, 2013.


      Lincoln National Variable Annuity Account H (Registrant)
      American Legacy (Reg. TM) Fusion
      By:   /s/ Kimberly A. Genovese
            ------------------------------------
            Kimberly A.Genovese
            Assistant Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Stephen R. Turer
            ------------------------------------
            Stephen R. Turer
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 2, 2013.

Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Investment Officer and Direc-
------------------------------
                                 tor
Ellen Cooper
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Executive Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By: /s/ Kimberly A.Genovese     Pursuant to a Power of Attorney
 ---------------------------
  Kimberly A.Genovese